UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Address of principal executive offices) (Zip code)

Managers Investment Group LLC

800 Connecticut Avenue,

Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2013 – DECEMBER 31, 2013

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers Funds

December 31, 2013

Managers Short Duration Government Fund: MGSDX

Managers Intermediate Duration Government Fund: MGIDX

Managers
INVESTMENT GROUP

AR070-1213

Managers Funds

Annual Report—December 31, 2013

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Short Duration Government Fund	4

Managers Intermediate Duration Government Fund	16

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	24

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	28
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	29
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	30
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	31
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	33
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	40

TRUSTEES AND OFFICERS	41

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	43

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (“MIG”) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of Funds managed by a collection of Affiliated Managers Group’s (“AMG”) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. We were pleased to welcome the Brandywine Funds into the Managers Fund Family several months ago. We are excited to begin this new chapter in the 27-year history of the Brandywine Funds, while maintaining shareholders’ access to the same investment process that has guided the Brandywine Funds since their inception using the research-driven investment approach of Friess Associates.

We announced effective November 1, 2013, that the GW&K Small Cap Equity Fund would be closed to new investors with certain limited exceptions. The team at GW&K manages a total of $2.5 billion (as of December 31, 2013) in small-capitalization equities and closing the Fund to new investors allows the team to continue to execute on the investment process that has been effective for more than a decade. We also announced effective December 31, 2013, that Yacktman Fund and Yacktman Focused Fund will be closed to new investors with certain limited exceptions. The team at Yacktman Asset Management manages over $30 billion in U.S. equities and closing these Funds to new investors allows the team to continue to execute on the investment process that has been effective for more than two decades. We will continue to make decisions such as these that we believe are in the best interest of our shareholders.

Risky assets did well in 2013, with U.S. equity markets surpassing all-time highs. Ongoing global monetary easing, a low-yield environment, and healthy U.S. economic growth are supporting investor appetite for risk assets. Despite improving investor sentiment, risks remain, including uncertainty surrounding the Fed’s eventual exit from its ultra-accommodative monetary policy, ongoing fiscal headwinds in the U.S. and slower growth in Emerging Markets. Nevertheless, we are cautiously optimistic about the prospects for the upcoming year and we are confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

Managers Investment Group LLC

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2013	Expense Ratio for the Period	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expenses Paid During the Period*
Managers Short Duration Government Fund
Based on Actual Fund Return	0.78%	$1,000	$1,006	$3.94
Hypothetical (5% return before expenses)	0.78%	$1,000	$1,021	$3.97

Managers Intermediate Duration Government Fund
Based on Actual Fund Return	0.89%	$1,000	$1,010	$4.51
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.53

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (184), then divided by 365.

Managers Short Duration Government Fund

Portfolio Manager’s Comments

The Managers Short Duration Government Bond Fund (“the Fund”) seeks to provide investors with a high level of current income, consistent with a low volatility of net asset value.

The Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in six-month U.S. Treasury securities on a constant maturity basis. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities issued by the U.S. government or its agencies and instrumentalities and synthetic instruments or derivatives having economic characteristics similar to such debt securities.

The Fund typically employs hedging techniques using instruments such as interest rate futures, options, floors, caps and swaps, designed to reduce the interest-rate risk of their fixed-income securities. The Fund’s benchmark is the six-month U.S. Treasury bill.

THE PORTFOLIO MANAGER

Amundi Smith Breeden LLC

Effective September 30, 2013, Amundi Group indirectly acquired 100% ownership of Smith Breeden Associates, Inc. (“Smith Breeden”), the Fund’s subadvisor (the “Acquisition”). Pursuant to the Acquisition, Smith Breeden converted to a Delaware limited liability company named Amundi Smith Breeden LLC (“Amundi Smith Breeden”). Amundi Group is a leading European asset management firm with over $1 trillion in assets under management as of June 30, 2013. Amundi Smith Breeden remains the subadvisor for the Fund and is located at 280 South Mangum Street, Suite 301, Durham, NC and was founded in 1982. Amundi Smith Breeden is an investment management firm for a client base including corporate and public pension plans, central and supranational banks, endowments and foundations, private banks and financial institutions, insurance companies, and other institutional investors. Specializing in fixed income portfolios, the firm offers separate accounts, commingled funds, and serves as a subadvisor to ‘40 Act funds.

Amundi Smith Breeden believes that innovative research provides critical insights into the fixed income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative value analysis, quantitative research and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates or other macro-factor trading strategies.

•

Within the investment-grade fixed income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS), will tend to outperform Treasury securities over a market cycle. The corporate, mortgage, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Amundi Smith Breeden specializes in analyzing and investing in mortgage securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure and prepayment rates, the portfolio manager seeks to structure a portfolio with similar risk characteristics to six-month U.S. Treasury securities and slightly higher returns. Because there is less certainty about the timing of principal payments to individual mortgage securities than for U.S. Treasury securities, they tend to carry a slightly higher yield. A properly structured portfolio of mortgage securities, however, can have a highly predictable cash flow while maintaining a yield advantage over treasuries. Although the portfolio management team often purchases securities with maturities longer than six months, it does not attempt to increase returns by actively positioning the interest rate sensitivity of the Portfolio. Instead, the team typically manages the weighted average duration of the Portfolio so that it remains close to the Index.

The ideal investment exhibits many of the following traits:

•	Yield advantage over treasuries

•	Very high quality (Government or AAA)

•	Attractive value relative to other MBS opportunities

The Portfolio:

•	Seeks to optimize return per unit of risk

•	Maintains minimal exposure to credit risk and interest rate risk

•	Consists of high-quality MBS, CMBS, and ABS securities

•	Will tend to have an interest-rate sensitivity similar to a six-month Treasury bill

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They deem it necessary to reallocate the Portfolio

•	They need to maintain the Portfolio’s target duration

THE YEAR IN REVIEW

During the year ended December 31, 2013, the Fund returned 0.20%, while the Bank of America (BofA) Merrill Lynch 6-Month U.S Treasury Bill Index returned 0.18%.

This year saw the natural transition of belt-tightening shift away from the private sector and towards the public sector. The Federal Reserve (“the Fed”) became the primary source of uncertainty as market participants began re-pricing assets ahead of the expected tapering. By the end of the year, we saw the long end of the yield curve begin to move towards a reasonable level. However, by our estimation, rates in the three- to five-year portion of the curve are likely to rise as tapering progresses through 2014.

Heading into 2013, political and economic news had not been particularly positive; however, the recovery continued in textbook fashion. Agency mortgage-backed securities (MBS) began the first quarter under pressure as the Federal Open Market Committee (“FOMC”) released commentary regarding its third round of Quantitative Easing (“QE3”) with a more hawkish tone than

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

anticipated by the market. Lower coupon MBS continued to lag during the quarter as the market absorbed economic data and attempted to synthesize the various comments coming from members of the FOMC. MBS rallied into the end of the quarter as fears of an imminent end to QE3 waned. Agency MBS in sectors that the Fed is not purchasing performed well during the quarter, which allowed the Fund to outperform the index returns.

The second quarter began with some weak economic data, driving strong performance from production coupon mortgages as the market adjusted its expectations to reflect an extension of the Fed’s large scale asset purchase program. Higher coupon mortgages suffered from the rally in rates amid concerns about increased prepayment speeds. The MBS sector was punished significantly in the middle of the quarter as stronger employment data and talk of slowing purchases by several Fed members led expectations of reduced demand. In response, the market discounted mortgage prices significantly. By the end of the quarter, a higher and steeper yield curve drove MBS servicers and Real Estate Investment Trusts (“REITS”) to sell duration, further pressuring the agency MBS market. Relative value buyers did emerge at the end of the quarter to take advantage of the sell-off. Despite our bias towards MBS sectors that the FOMC was not purchasing, spreads throughout MBS widened, causing underperformance of the Fund for the second quarter.

MBS began July with significant volatility. MBS benefited as increased rates reduced the supply of new mortgages. However, demand for MBS from banks and REITS was also muted which left the Fed as the only major buyer of mortgages. As the quarter progressed, the production of new mortgages remained anemic. Demand from the Fed overwhelmed supply, helping mortgage performance. High rates led to lower prepayments, which also helped MBS performance through the middle of the third quarter. After months of QE3 tapering discussions, the Fed surprised the market in September by continuing its purchases at the same levels which led to significantly stronger performance from MBS into the end of the quarter. Mortgage spreads tightened upon this news which benefitted performance of the Fund.

MBS spreads continued to tighten into the fourth quarter, led by the lower coupon 30-year mortgages where the Fed continued to focus its purchases. Mortgage prepayments stayed low, despite lower mortgage rates as banks significantly cut their mortgage workforce, hampering their ability to process applications. By the middle of the quarter, concerns about tapering of QE3 weighed on mortgages. By the time the FOMC announced tapering, the market had effectively fully priced in the impact of tapering. Our bias towards non-FOMC purchased mortgages (i.e., higher coupon fixed-rate MBS, seasoned 15-year MBS, and adjustable rate mortgages (“ARMs”)) drove the outperformance for the quarter.

Most of the Portfolio outperformance for 2013 was attributable to our positioning in agency MBS (specifically, avoiding the parts of the market where the Fed was focused). Our positioning relative to the yield curve benefitted the portfolio. ARMs, fixed-rate mortgages (“FRMs”), and collateralized mortgage obligations (“CMOs”) all benefitted from the reduced production of mortgages and the slowdown in prepayments attributable to the higher interest rates in the latter half of the year.

Derivatives, such are financial futures, options, and mortgage derivatives, are used for portfolio duration and convexity risk management. We continue to find value in mortgage derivatives with beneficial underlying collateral characteristics.

At the end of the year, the Fund held the majority of its exposure in 15-year agency FRMs. We increased our exposure to 15-year agency FRMs by 12.8% during the year, while adding 2.2% of active exposure to Agency ARMs. We maintained our exposure to commercial mortgage-backed securities. The Fund also slightly reduced its small allocation to Interest-Only securities. We continue to see opportunities in high quality spread assets and remain positive on our 2014 outlook for the MBS sector.

Looking Forward

Amundi Smith Breeden believes that 2014 will pick up where 2013 left off. The short-term technicals for MBS remain positive. Even with tapering, the Fed is still purchasing more MBS than net new production. The real challenge will come in the second half of the year when the marginal buyer once again becomes private capital. Current large scale holders include the Government Sponsored Enterprises, banks, money managers, REITs, and overseas buyers. Excluding the agencies, all of these entities could buy mortgages under the right circumstances, but each has its own unique obstacles to overcome. We expect that money managers will buy, but will likely require wider spread levels than what the market is currently offering. On the other hand, prepayment rates should remain low through the year, and the additional carry that MBS provides will likely more than offset any spread widening. Despite some shorter-term headwinds, agency MBS continue to be an attractive asset class longer-term.

This commentary reflects the viewpoints of Amundi Smith Breeden as of December 31, 2013 and is not intended as a forecast or guarantee of future results.

5

Managers Short Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Short Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Managers Short Duration Government Fund on December 31, 2003 to a $10,000 investment made in the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Short Duration Government Fund and the BofA Merrill Lynch 6-Month U.S. Treasury Bill Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Managers Short Duration Government Fund[2,3,4,5]	0.20%	2.13%	2.37%
BofA Merrill Lynch 6-Month Treasury Bill Index[6]	0.18%	0.31%	1.97%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values, per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors.
[4]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risks with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative; or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

[5]

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[6]

The BofA Merrill Lynch 6-Month U.S. Treasury Bill Index is an unmanaged index that measures returns of 6-month Treasury Bills. Unlike the Fund, the BofA Merrill Lynch 6-Month Treasury Bill Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Short Duration Government Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Portfolio Breakdown	Managers Short Duration Government Fund**
U.S. Government and Agency Obligations	87.9%
Mortgage-Backed Securities	9.2%
Asset-Backed Securities	0.0%#
Other Assets and Liabilities	2.9%

**	As a percentage of net assets.
#	Rounds to less than 0.1%.

Rating	Managers Short Duration Government Fund†
U.S. Treasury & Agency	90.9%
Aaa	8.9%
Aa	0.0%
A	0.1%
Baa	0.0%
Ba & lower	0.1%

†	As a percentage of market value of fixed income securities. Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
FHLMC Gold Pool, 3.500%, TBA 15yr	3.7%
U.S. Treasury Inflation Indexed Bonds, 0.375%, 07/15/23	2.0
FNMA, 1.915%, 02/01/35*	1.6
FNMA, 2.485%, 11/01/34*	1.3
FHLMC Gold Pool, 4.500%, 10/01/24	1.3
FNMA, 2.513%, 01/01/36*	1.3
FHLMC Gold Pool, 4.500%, 03/01/25	1.2
FHLMC Gold Pool, 6.000%, 01/01/24	1.1
FNMA, 6.000%, 11/01/22*	1.0
FNMA, 5.500%, 12/01/17*	1.0

Top Ten as a Group	15.5%

*	Top Ten Holding at June 30, 2013

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Short Duration Government Fund

Schedule of Portfolio Investments

December 31, 2013

	Principal Amount	Value
Asset-Backed Securities—0.0%#
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A5, 1.245%, 12/25/34 (01/27/14)[1,2] (cost $186,993)	$186,650	$184,085
Mortgage-Backed Securities—9.2%
Bank of America Commercial Mortgage Trust, Series 2006-6, Class A2, 5.309%, 10/10/45	32,328	32,398
Bank of America Merrill Lynch Commercial Mortgage, Inc.,
Series 2004-6, Class A5, 4.811%, 12/10/42	3,540,000	3,625,162
Series 2005-6, Class A4, 5.184%, 09/10/47[3]	2,351,000	2,502,724
Bear Stearns Commercial Mortgage Securities Trust,
Series 2004-PWR3, Class A4, 4.715%, 02/11/41	63,928	63,897
Series 2004-PWR4, Class A3, 5.468%, 06/11/41[3]	2,434,655	2,448,574
Series 2004-T14, Class A4, 5.200%, 01/12/41[3]	323,452	323,432
Series 2004-T16, Class A6, 4.750%, 02/13/46[3]	3,149,630	3,217,268
Series 2005-PWR7, Class A3, 5.116%, 02/11/41[3]	1,375,000	1,423,954
Series 2006-PW11, Class A2, 5.391%, 03/11/39[3]	989	996
Citigroup Commercial Mortgage Trust, Series 2005-C3, Class A4, 4.860%, 05/15/43	506,000	523,379
Commercial Mortgage Trust, Series 2004-LB3A, Class A5, 5.364%, 07/10/37[3]	394,556	397,035
Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-25, Class 2A4, 0.665%, 02/25/35 (01/27/14)[1,2,4]	724,474	264,448
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-C2, Class A2, 5.416%, 05/15/36[3]	1,389,734	1,391,973
Series 2004-C5, Class A3, 4.499%, 11/15/37	323,797	323,263
GE Capital Commercial Mortgage Corp.,
Series 2004-C2, Class A4, 4.893%, 03/10/40	223,745	223,979
Series 2004-C2, Class B, 4.983%, 03/10/40[3]	2,275,000	2,288,657
GMAC Commercial Mortgage Securities, Inc., Series 2004-C1, Class A4, 4.908%, 03/10/38	494,751	494,726
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1, Class A7, 5.317%, 06/10/36[3]	217,265	218,405
Series 2005-GG3, Class A3, 4.569%, 08/10/42	477,753	477,347
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, 4.751%, 07/10/39[5]	2,352,198	2,436,743
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2004-C2, Class A3, 5.250%, 05/15/41[3]	798,024	800,973
Series 2004-C3, Class A5, 4.878%, 01/15/42	3,870,000	3,972,950
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2004-PNC1, Class A4, 5.357%, 06/12/41[3]	807,103	817,192
Series 2005-LDP1, Class A2, 4.625%, 03/15/46	720,183	720,272
LB-UBS Commercial Mortgage Trust,
Series 2004-C6, Class A6, 5.020%, 08/15/29[3]	560,874	567,981
Series 2004-C8, Class A6, 4.799%, 12/15/29[3]	305,780	310,968
Merrill Lynch Mortgage Investors Trust, Series 1998-C1, Class A3, 6.720%, 11/15/26[3]	1,296,117	1,374,634
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A4, 5.204%, 09/12/42[3]	2,500,000	2,572,763
Morgan Stanley Capital I Trust, Series 2005-HQ5, Class A4, 5.168%, 01/14/42	1,038,861	1,064,343

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Mortgage-Backed Securities—9.2% (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A7, 5.118%, 07/15/42[3]	$1,895,653	$1,997,672
Series 2005-C22, Class A4, 5.289%, 12/15/44[3]	1,505,000	1,602,074
WaMu Mortgage Pass Through Certificates, Series 2005-AR2, Class 2A3, 0.515%, 01/25/45 (01/25/14)[1]	508,716	458,270
Total Mortgage-Backed Securities (cost $40,017,925)		38,938,452
U.S. Government and Agency Obligations—87.9%
Federal Home Loan Mortgage Corporation—37.8%
FHLMC,
2.007%, 09/01/35 (03/15/14)[1,2]	2,227,613	2,334,761
2.125%, 11/01/33 (03/15/14)[1,2]	1,106,296	1,153,191
2.340%, 10/01/28 (03/15/14)[1]	58,558	61,228
2.344%, 10/01/33 (03/15/14)[1,2]	1,458,014	1,546,208
2.350%, 10/01/33 to 11/01/33 (03/15/14)[1,2]	3,790,170	4,025,055
2.355%, 12/01/33 (03/15/14)[1,2]	2,058,957	2,172,777
2.357%, 07/01/34 (03/15/14)[1,2]	354,498	368,219
2.375%, 12/01/32 to 05/01/34 (03/15/14)[1,2]	3,997,918	4,239,261
2.380%, 03/01/34 (03/15/14)[1,2]	3,306,998	3,491,802
2.575%, 02/01/23 (03/15/14)[1]	393,739	406,515
2.591%, 09/01/33 (03/15/14)[1,2]	2,976,919	3,155,656
2.620%, 06/01/35 (03/15/14)[1,2]	898,535	964,178
3.029%, 02/01/37 (03/15/14)[1,2]	879,347	926,233
FHLMC Gold Pool,
3.000%, TBA 15yr6	1,800,000	1,833,328
3.500%, TBA 15yr6	15,000,000	15,637,500
4.000%, 05/01/24 to 11/01/26	11,064,023	11,700,111
4.500%, 07/01/18 to 08/01/30[2]	33,177,855	35,544,672
5.000%, 09/01/17 to 06/01/26[2]	16,249,879	17,293,484
5.500%, 05/01/17 to 05/01/38[2]	21,589,013	23,247,765
6.000%, 06/01/16 to 01/01/24[2]	8,450,104	9,128,887
6.500%, 03/01/18 to 10/01/23[2]	802,025	869,800
7.000%, 06/01/17 to 07/01/19[2]	512,444	539,762
7.500%, 04/01/15 to 03/01/33	487,013	559,668
FHLMC REMICS,
Series 2091, Class PG, 6.000%, 11/15/28	317,013	353,099
Series 2132, Class PE, 6.000%, 03/15/29	502,865	558,000
Series 2429, Class HB, 6.500%, 12/15/23	724,324	808,985
Series 2554, Class HA, 4.500%, 04/15/32	555,509	565,584
Series 2627, Class BM, 4.500%, 06/15/18	270,096	285,503
Series 2628, Class GQ, 3.140%, 11/15/17	47,942	48,046
Series 2631, Class PD, 4.500%, 06/15/18	90,730	95,892
Series 2635, Class DG, 4.500%, 01/15/18	126,138	128,041
Series 2654, Class OG, 5.000%, 02/15/32	91,666	92,191

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corporation—37.8% (continued)
FHLMC REMICS,
Series 2682, Class LC, 4.500%, 07/15/32	$1,337,004	$1,388,845
Series 2683, Class JB, 4.000%, 09/15/18	472,896	492,267
Series 2709, Class PE, 5.000%, 12/15/22	237,994	245,045
Series 2751, Class NE, 5.000%, 06/15/32	982,386	985,855
Series 2763, Class JD, 3.500%, 10/15/18	332,157	340,127
Series 2786, Class BC, 4.000%, 04/15/19	296,176	312,830
Series 2809, Class UC, 4.000%, 06/15/19	322,667	339,929
Series 2877, Class PA, 5.500%, 07/15/33	287,202	302,936
Series 2890, Class KC, 4.500%, 02/15/19	93,022	93,568
Series 2935, Class LM, 4.500%, 02/15/35	1,042,709	1,104,772
Series 2986, Class KL, 4.570%, 11/15/19	1,228,083	1,243,506
Series 3000, Class PB, 3.900%, 01/15/23	93,938	96,043
Series 3033, Class CI, 5.500%, 01/15/35	583,170	612,515
Series 3117, Class PL, 5.000%, 08/15/34	918,783	937,162
Series 3535, Class CA, 4.000%, 05/15/24	297,731	312,574
Series 3609, Class LA, 4.000%, 12/15/24	425,401	449,743
Series 3632, Class AG, 4.000%, 06/15/38	449,067	471,665
Series 3640, Class JA, 1.500%, 03/15/15	663,849	666,074
Series 3643, Class BX, 0.850%, 12/15/24	10,756	10,753
Series 3653, Class JK, 5.000%, 11/15/38	413,961	450,429
Series 3683, Class AD, 2.250%, 06/15/20	1,563,318	1,587,078
Series 3756, Class DA, 1.200%, 11/15/18	1,146,359	1,152,163
Series 3846, Class CK, 1.500%, 09/15/20	492,987	500,327
Series 3876, Class GA, 1.000%, 06/15/26	1,289,428	1,300,357
Total Federal Home Loan Mortgage Corporation		159,531,965
Federal National Mortgage Association—41.2%
FNMA,
1.874%, 08/01/34 (02/25/14)[1]	431,953	452,631
1.875%, 02/01/33 (02/25/14)[1]	1,764,435	1,853,754
1.895%, 01/01/24 (02/25/14)[1,2]	942,952	961,973
1.898%, 01/01/35 (02/25/14)[1]	1,122,621	1,187,861
1.915%, 02/01/35 (02/25/14)[1]	6,420,020	6,781,921
1.916%, 01/01/35 (02/25/14)[1]	1,851,586	1,955,343
1.925%, 05/01/34 to 03/01/36 (02/25/14)[1]	3,054,951	3,230,085
1.934%, 11/01/34 (02/25/14)[1]	649,858	686,632
1.935%, 08/01/33 (02/25/14)[1]	680,464	717,629
1.936%, 01/01/35 (02/25/14)[1]	3,737,300	3,963,609
1.964%, 10/01/34 (02/25/14)[1]	1,257,594	1,329,639
1.975%, 06/01/34 (02/25/14)[1]	1,204,427	1,271,443
2.050%, 09/01/33 (02/25/14)[1,2]	952,421	990,036
2.152%, 08/01/35 (02/25/14)[1]	671,722	706,351
2.165%, 02/01/36 (02/25/14)[1]	3,698,985	3,946,262

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association—41.2% (continued)
FNMA,
2.210%, 01/01/34 (02/25/14)[1]	$884,671	$925,007
2.211%, 12/01/33 (02/25/14)[1]	787,359	841,979
2.238%, 01/01/36 (02/25/14)[1]	94,028	99,190
2.244%, 05/01/33 (02/25/14)[1]	2,695,389	2,844,974
2.275%, 10/01/35 (02/25/14)[1]	2,032,273	2,151,356
2.296%, 07/01/34 (02/25/14)[1]	1,938,180	2,050,468
2.304%, 12/01/34 (02/25/14)[1]	3,347,454	3,556,220
2.308%, 09/01/33 (02/25/14)[1]	868,226	915,963
2.317%, 06/01/33 (02/25/14)[1]	560,510	593,501
2.320%, 01/01/33 to 03/01/33 (02/25/14)[1]	707,800	751,487
2.337%, 01/01/26 (02/25/14)[1]	382,109	396,675
2.340%, 02/01/37 (02/25/14)[1]	532,017	567,016
2.347%, 08/01/35 (02/25/14)[1]	1,834,844	1,951,953
2.359%, 03/01/34 (02/25/14)[1]	346,978	369,177
2.369%, 08/01/34 (02/25/14)[1]	461,696	488,510
2.370%, 01/01/25 to 05/01/34 (02/25/14)[1]	3,026,308	3,207,929
2.380%, 08/01/36 (02/25/14)[1]	269,751	285,992
2.427%, 12/01/34 to 09/01/37 (02/25/14)[1]	3,096,153	3,283,592
2.478%, 04/01/34 (02/25/14)[1]	758,551	811,449
2.480%, 06/01/35 (02/25/14)[1]	207,435	219,806
2.482%, 06/01/35 (02/25/14)[1]	227,821	243,136
2.485%, 11/01/34 (02/25/14)[1]	5,140,459	5,492,402
2.491%, 04/01/34 (02/25/14)[1]	902,597	967,472
2.505%, 05/01/36 (02/25/14)[1]	114,967	121,237
2.513%, 01/01/36 (02/25/14)[1]	4,968,354	5,309,664
2.559%, 01/01/36 (02/25/14)[1]	65,322	69,549
2.636%, 06/01/34 (02/25/14)[1]	3,212,042	3,419,818
2.669%, 01/01/33 (02/25/14)[1]	1,205,965	1,281,444
2.674%, 01/01/34 (02/25/14)[1]	2,782,782	2,949,997
3.000%, TBA 15yr6	3,000,000	3,061,523
3.500%, TBA 15yr6	400,000	418,297
4.000%, 10/01/21 to 12/01/26	720,389	764,478
4.000%, TBA 15yr6	1,000,000	1,059,609
4.500%, 04/01/19 to 11/01/29	6,204,706	6,672,139
5.000%, 03/01/18 to 03/01/25[2]	13,783,364	14,768,455
5.500%, 10/01/17 to 07/01/26[2]	23,963,323	25,876,883
6.000%, 03/01/17 to 07/01/25[2]	12,594,093	13,648,334
6.500%, 04/01/17 to 08/01/32[2]	1,290,656	1,397,660
7.000%, 09/01/14 to 11/01/22	3,477,699	3,866,713
7.500%, 08/01/33 to 09/01/33	108,502	127,094

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association—41.2% (continued)
FNMA Grantor Trust,
Series 2002-T5, Class A1, 0.405%, 05/25/32 (01/27/14)[1]	$372,800	$366,291
Series 2003-T4, Class 1A, 0.385%, 09/26/33 (01/27/14)[1]	15,014	14,865
FNMA REMICS,
Series 1994-76, Class J, 5.000%, 04/25/24	307,515	321,725
Series 2001-63, Class FA, 0.715%, 12/18/31 (01/18/14)[1,4]	721,632	726,818
Series 2002-47, Class FD, 0.565%, 08/25/32 (01/25/14)[1,4]	695,134	695,792
Series 2002-56, Class UC, 5.500%, 09/25/17	532,069	564,281
Series 2002-74, Class FV, 0.615%, 11/25/32 (01/25/14)[1]	1,246,019	1,247,679
Series 2003-2, Class FA, 0.665%, 02/25/33 (01/25/14)[1]	706,929	710,834
Series 2003-3, Class HJ, 5.000%, 02/25/18	266,718	283,298
Series 2003-64, Class YA, 3.000%, 05/25/23	281,007	288,693
Series 2004-1, Class AC, 4.000%, 02/25/19	183,702	192,943
Series 2004-21, Class AE, 4.000%, 04/25/19	692,982	729,164
Series 2004-27, Class HB, 4.000%, 05/25/19	358,525	378,604
Series 2004-78, Class AC, 5.000%, 05/25/32	514,834	524,611
Series 2005-8, Class EB, 4.500%, 07/25/19	127,810	128,191
Series 2005-13, Class AF, 0.565%, 03/25/35 (01/25/14)[1,2]	1,109,568	1,110,636
Series 2005-19, Class PA, 5.500%, 07/25/34	222,652	243,764
Series 2005-29, Class TC, 5.000%, 04/25/35	187,247	192,183
Series 2005-51, Class ND, 5.500%, 11/25/33	462,140	468,641
Series 2005-58, Class EP, 5.500%, 07/25/35	545,681	596,621
Series 2005-68, Class PB, 5.750%, 07/25/35	142,573	154,954
Series 2005-68, Class PC, 5.500%, 07/25/35	491,298	531,374
Series 2005-93, Class HD, 4.500%, 11/25/19	28,064	28,099
Series 2005-100, Class GC, 5.000%, 12/25/34	1,026,048	1,054,732
Series 2006-18, Class PD, 5.500%, 08/25/34	193,987	201,538
Series 2007-56, Class FN, 0.535%, 06/25/37 (01/25/14)[1]	409,645	408,620
Series 2007-65, Class GB, 5.000%, 10/25/33	546,366	555,195
Series 2007-69, Class AB, 5.500%, 12/25/32	248,435	256,717
Series 2008-18, Class HD, 4.000%, 12/25/18	2,247,878	2,354,980
Series 2008-59, Class KB, 4.500%, 07/25/23	350,510	372,263
Series 2008-81, Class KA, 5.000%, 10/25/22	92,085	94,136
Series 2009-55, Class PC, 5.000%, 09/25/36	193,791	195,994
Series 2010-12, Class AC, 2.500%, 12/25/18	272,306	279,455
Series 2010-67, Class LP, 3.250%, 10/25/37	255,460	257,692
Series 2011-40, Class DK, 4.000%, 11/25/37	867,201	885,556
Series 2011-44, Class AG, 1.500%, 02/25/21	605,794	605,854
Series 2011-60, Class UC, 2.500%, 09/25/39	702,077	713,722
Series 2011-60, Class UE, 3.000%, 09/25/39	1,704,633	1,751,659
FNMA Whole Loan,
Series 2003-W1, Class 2A, 6.716%, 12/25/42[3]	22,930	26,449
Series 2003-W4, Class 4A, 7.085%, 10/25/42[2,3]	608,904	698,975
Series 2003-W13, Class AV2, 0.445%, 10/25/33 (01/27/14)[1,4]	42,334	40,351

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal National Mortgage Association - 41.2% (continued)
FNMA Whole Loan,
Series 2004-W5, Class F1, 0.615%, 02/25/47 (01/25/14)[1]	$608,148	$609,596
Series 2004-W14, Class 1AF, 0.565%, 07/25/44 (01/25/14)[1,2]	2,456,075	2,406,639
Series 2005-W2, Class A1, 0.365%, 05/25/35 (01/25/14)[1,2]	2,098,124	2,074,920
Total Federal National Mortgage Association		174,208,421
Government National Mortgage Association - 3.7%
GNMA,
0.717%, 11/16/30 to 01/16/40 (01/16/14)[1]	2,448,513	2,474,664
1.625%, 12/20/21 to 03/20/37 (02/20/14)[1,2]	7,108,338	7,377,440
2.000%, 06/20/22 (02/20/14)[1]	65,707	68,546
2.500%, 07/20/18 to 08/20/21 (02/20/14)[1]	63,218	66,003
2.750%, 10/20/17 (02/20/14)[1,2]	22,954	23,940
3.000%, 11/20/17 to 03/20/21 (02/20/14)[1]	86,122	89,969
3.500%, 07/20/18 (02/20/14)[1]	28,138	29,519
4.000%, 09/15/18	442,076	467,240
4.500%, 04/15/18 to 07/15/24	2,617,856	2,790,760
5.000%, 06/20/19 to 04/20/20	572,778	612,632
5.500%, 03/15/17 to 06/15/18	1,548,616	1,660,501
9.500%, 12/15/17	3,895	4,146
Total Government National Mortgage Association		15,665,360
Interest Only Strips - 2.3%
FHLMC,
Series 215, Class IO, 8.000%, 06/15/31[4]	154,665	31,755
Series 233, Class 5, 4.500%, 09/15/35	81,210	13,970
FHLMC REMICS,
Series 2530, Class QI, 6.833%, 01/15/32 (01/15/14)[1]	208,690	36,219
Series 2637, Class SI, 5.833%, 06/15/18 (01/15/14)[1]	188,238	13,481
Series 2649, Class IM, 7.000%, 07/15/33	417,972	103,031
Series 2763, Class KS, 6.483%, 10/15/18 (01/15/14)[1]	407,474	22,088
Series 2877, Class GS, 6.533%, 11/15/18 (01/15/14)[1,4]	44,395	327
Series 2922, Class SE, 6.583%, 02/15/35 (01/15/14)[1]	373,644	65,438
Series 2934, Class HI, 5.000%, 02/15/20	137,869	14,570
Series 2934, Class KI, 5.000%, 02/15/20	90,005	8,637
Series 2965, Class SA, 5.883%, 05/15/32 (01/15/14)[1]	912,759	141,521
Series 2967, Class JI, 5.000%, 04/15/20	427,619	44,793
Series 2980, Class SL, 6.533%, 11/15/34 (01/15/14)[1]	485,892	91,822
Series 2981, Class SU, 7.633%, 05/15/30 (01/15/14)[1]	431,731	80,547
Series 3031, Class BI, 6.523%, 08/15/35 (01/15/14)[1]	1,162,202	244,872
Series 3065, Class DI, 6.453%, 04/15/35 (01/15/14)[1]	1,018,140	211,893
Series 3114, Class GI, 6.433%, 02/15/36 (01/15/14)[1]	1,748,904	360,468
Series 3308, Class S, 7.033%, 03/15/32 (01/15/14)[1]	852,034	151,217
Series 3424, Class XI, 6.403%, 05/15/36 (01/15/14)[1]	911,754	165,284
Series 3489, Class SD, 7.633%, 06/15/32 (01/15/14)[1]	457,893	87,908
Series 3606, Class SN, 6.083%, 12/15/39 (01/15/14)[1]	1,259,530	185,829

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips - 2.3% (continued)
FHLMC REMICS,
Series 3685, Class EI, 5.000%, 03/15/19	$1,492,089	$108,399
Series 3731, Class IO, 5.000%, 07/15/19	696,054	49,597
Series 3882, Class AI, 5.000%, 06/15/26	321,247	28,000
Series 3995, Class KI, 3.500%, 02/15/27	1,410,905	180,841
FNMA,
Series 92, Class 2, 9.000%, 12/15/16[4]	10,344	1,322
Series 306, Class IO, 8.000%, 05/01/30[4]	111,862	22,792
Series 365, Class 4, 5.000%, 04/01/36	117,048	23,254
FNMA REMICS,
Series 2001-82, Class S, 7.665%, 05/25/28 (01/25/14)[1,4]	389,576	89,221
Series 2003-48, Class SJ, 5.835%, 06/25/18 (01/25/14)[1]	244,619	17,940
Series 2003-73, Class SM, 6.435%, 04/25/18 (01/25/14)[1]	225,184	13,948
Series 2004-49, Class SQ, 6.885%, 07/25/34 (01/25/14)[1]	304,779	57,103
Series 2004-51, Class SX, 6.955%, 07/25/34 (01/25/14)[1]	528,538	103,863
Series 2004-64, Class SW, 6.885%, 08/25/34 (01/25/14)[1]	1,370,510	249,771
Series 2004-66, Class SE, 6.335%, 09/25/34 (01/25/14)[1]	218,473	36,945
Series 2005-5, Class SD, 6.535%, 01/25/35 (01/25/14)[1]	425,362	74,526
Series 2005-12, Class SC, 6.585%, 03/25/35 (01/25/14)[1]	512,616	89,659
Series 2005-45, Class SR, 6.555%, 06/25/35 (01/25/14)[1]	1,197,633	191,286
Series 2005-65, Class KI, 6.835%, 08/25/35 (01/25/14)[1]	2,747,248	511,465
Series 2005-66, Class GS, 6.685%, 07/25/20 (01/25/14)[1]	239,379	28,914
Series 2005-67, Class SM, 5.985%, 08/25/35 (01/25/14)[1]	230,992	34,608
Series 2006-3, Class SA, 5.985%, 03/25/36 (01/25/14)[1]	545,147	92,277
Series 2007-75, Class JI, 6.380%, 08/25/37 (01/25/14)[1]	305,573	47,866
Series 2007-85, Class SI, 6.295%, 09/25/37 (01/25/14)[1]	589,440	92,650
Series 2008-86, Class IO, 4.500%, 03/25/23	1,429,137	104,226
Series 2008-87, Class AS, 7.485%, 07/25/33 (01/25/14)[1]	1,739,182	304,516
Series 2010-37, Class GI, 5.000%, 04/25/25	2,045,109	138,251
Series 2010-65, Class IO, 5.000%, 09/25/20	1,953,459	166,551
Series 2010-68, Class SJ, 6.385%, 07/25/40 (01/25/14)[1]	569,666	97,973
Series 2010-105, Class IO, 5.000%, 08/25/20	966,826	92,173
Series 2010-121, Class IO, 5.000%, 10/25/25	789,074	64,577
Series 2011-69, Class AI, 5.000%, 05/25/18	2,375,560	164,844
Series 2011-88, Class WI, 3.500%, 09/25/26	1,610,952	224,384
Series 2011-124, Class IC, 3.500%, 09/25/21	2,753,100	217,548
Series 2012-126, Class SJ, 4.835%, 11/25/42 (01/25/14)[1]	5,945,908	930,784
GNMA,
Series 1999-40, Class TW, 6.836%, 02/17/29 (01/17/14)[1]	597,651	110,763
Series 2002-7, Class ST, 7.336%, 08/17/27 (01/17/14)[1]	521,254	106,180
Series 2011-32, Class KS, 11.767%, 06/16/34 (01/16/14)[1]	1,093,481	267,802
Series 2011-94, Class IS, 6.533%, 06/16/36 (01/16/14)[1]	775,692	135,223
Series 2011-146, Class EI, 5.000%, 11/16/41	464,259	113,743

The accompanying notes are an integral part of these financial statements.

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips - 2.3% (continued)
GNMA,
Series 2011-157, Class SG, 6.433%, 12/20/41 (01/20/14)[1]	$1,579,704	$364,681
Series 2011-167, Class IO, 5.000%, 12/16/20	3,696,775	299,854
Series 2012-34, Class KS, 5.883%, 03/16/42 (01/16/14)[1]	3,904,833	832,034
Series 2012-69, Class QI, 4.000%, 03/16/41	2,077,843	374,435
Series 2012-96, Class IC, 3.000%, 08/20/27	1,280,530	158,927
Series 2012-101, Class AI, 3.500%, 08/20/27	1,101,767	134,626
Series 2012-103, Class IB, 3.500%, 04/20/40	1,463,789	213,696
Total Interest Only Strips		9,839,708
U.S. Government Obligations - 2.9%
U.S. Treasury Inflation Indexed Bonds, 0.375%, 07/15/23	8,831,328	8,517,401
U.S. Treasury Inflation Linked Notes, 2.375%, 01/15/25	3,221,374	3,702,818
Total U.S. Government Obligations		12,220,219
Total U.S. Government and Agency Obligations (cost $365,848,451)		371,465,673
Short-Term Investments - 8.4%
Repurchase Agreements - 0.5%[7]
Citigroup Global Markets, Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations, 2.080% - 11.000%, 12/15/15 - 08/15/53, totaling $1,020,000)	1,000,000	1,000,000
Mizuho Securities USA, Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $876,614 (collateralized by various U.S. Government Agency Obligations, 0.000%—10.750%, 01/02/14 - 03/01/47, totaling $894,145)	876,613	876,613
Total Repurchase Agreements		1,876,613
U.S. Government and Agency Discount Notes - 4.2%
FHLMC, 0.08%, 02/11/14[8]	2,300,000	2,299,924
FHLMC, 0.13%, 06/04/14[8]	2,483,000	2,482,156
FNMA, 0.04%, 01/27/14[8]	13,085,000	13,084,817
Total U.S. Government and Agency Discount Notes		17,866,897
U.S. Treasury Bills - 0.2%
U.S. Treasury Bills, 0.04%, 04/17/14[8,9]	1,000,000	999,891

	Shares
Other Investment Companies - 3.5%[10]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	14,523,557	14,523,557
Total Short-Term Investments (cost $35,265,330)		35,266,958
Total Investments - 105.5% (cost $441,318,699)		445,855,168
Other Assets, less Liabilities - (5.5)%		(23,367,033)
Net Assets - 100.0%		$422,488,135

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments

The Managers Intermediate Duration Government Fund’s objective is to achieve total return in excess of the total return of the major market indices for mortgage-backed securities.

The Managers Intermediate Duration Government Fund seeks to achieve its objective by matching the duration, or interest-rate risk, of a portfolio that invests exclusively in mortgage-backed securities, as weighted in the major market indices for mortgage-backed securities. These indices currently include the Citigroup Mortgage Index and the Barclays Capital Mortgage Index, each of which includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The duration of these indices is generally similar to that of intermediate-term U.S. Treasury notes, and typically will range between three and five years.

Under normal circumstances, the Fund will invest at least 80% of its assets in debt securities issued by the U.S. Government, its agencies and instrumentalities, and synthetic instruments or derivatives, or securities having economic characteristics similar to such debt securities. The Fund’s benchmark is the Citigroup Mortgage Index.

THE PORTFOLIO MANAGER

Amundi Smith Breeden LLC

Effective September 30, 2013, Amundi Group indirectly acquired 100% ownership of Smith Breeden Associates, Inc. (“Smith Breeden”), the Fund’s subadvisor (the “Acquisition”). Pursuant to the Acquisition, Smith Breeden converted to a Delaware limited liability company named Amundi Smith Breeden LLC (“Amundi Smith Breeden”). Amundi Group is a leading European asset management firm with over $1 trillion in assets under management as of June 30, 2013. Amundi Smith Breeden remains the subadvisor for the Fund and is located at 280 South Mangum Street, Suite 301, Durham, NC and was founded in 1982. Amundi Smith Breeden is an investment management firm for a client base including corporate and public pension plans, central and supranational banks, endowments and foundations, private banks and financial institutions, insurance companies, and other institutional investors. Specializing in fixed income portfolios, the firm offers separate accounts, commingled funds, and serves as a subadvisor to ‘40 Act funds.

Amundi Smith Breeden believes that innovative research provides critical insights into the fixed-income market. The firm’s experienced investment professionals apply these research insights to the management of investment portfolios designed to achieve their clients’ objectives. The key tenets of this market-tested investment philosophy are:

•	Over a market cycle, a portfolio of fixed income securities with wide risk-adjusted spreads produces an attractive total return in comparison to the market return.

•

The incremental return available from security selection and sector allocation, based on careful relative value analysis, quantitative research, and experienced market judgment, is more consistent than the incremental return from predicting the direction of interest rates or other macro-factor trading strategies.

•

Within the investment-grade fixed-income market, the spread sectors, e.g., corporate bonds, mortgage-backed securities (MBS), commercial MBS (CMBS), and asset-backed securities (ABS), will tend to outperform Treasury securities over a market cycle. The corporate, mortgage, CMBS, and ABS sectors also offer the greatest active management opportunity for adding value through security selection.

The portfolio management team at Amundi Smith Breeden specializes in analyzing and investing in mortgage-backed securities. Through careful analysis and comparison of the characteristics of these securities, such as type of issuer, coupon, maturity, geographic structure, and historic and prospective prepayment rates, the team seeks to structure a portfolio that will outperform the Citigroup Mortgage Index. While the portfolio managers will purchase securities of any maturity or duration, they do not attempt to add value by actively positioning the interest-rate sensitivity of the Portfolio. Instead, they typically manage the weighted average duration of the Portfolio so that it is similar to that of the duration of the Citigroup Mortgage Index.

The ideal investment exhibits the following traits:

•	Very high quality (AAA or Government)

•	Attractive value relative to other MBS opportunities

The portfolio managers limit purchases to securities from the following asset classes:

•	Securities issued directly or guaranteed by the U.S. Government or its agencies or instrumentalities

•	Mortgage-backed securities rated AAA by Standard & Poor’s Corporation (“S&P”) or Aaa by Moody’s Investors Service, Inc. (“Moody’s”)

•	Securities fully collateralized by assets in either of the above classes

•	Assets that would qualify as liquidity items under federal regulations (which may change from time to time) if held by a commercial bank or savings institution; and hedge instruments

•	Stripped mortgage-backed securities, which may only be used for risk management purposes

The investment team will make a sell decision when:

•	They no longer view the bonds as attractive

•	They need to maintain the Portfolio’s target duration

•	They deem it necessary for Portfolio allocation purposes

THE YEAR IN REVIEW

During the year ended December 31, 2013, the Fund returned (1.15)%, compared to (1.52)% for its benchmark, the Citigroup MortgageIndex.

This year saw the natural transition of belt-tightening shift away from the private sector and towards the public sector. The Federal Reserve became the primary source of uncertainty as market participants began re-pricing assets ahead of the expected tapering. By the end of the year, we saw the long end of the yield curve begin to move towards a reasonable level. However, by our estimation,

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

rates in the three- to five-year portion of the curve are likely to rise as tapering progresses through 2014.

Heading into 2013, political and economic news had not been particularly positive; however, the recovery continued in textbook fashion. Agency mortgage-backed securities (“MBS”) began the first quarter under pressure as the Federal Open Market Committee (“FOMC”) released commentary regarding its third round of Quantitative Easing (“QE3”) with a more hawkish tone than the market had anticipated. Lower coupon MBS continued to lag during the quarter as the market continued to watch the economic data and attempted to synthesize the various comments from members of the FOMC. MBS rallied into the end of the quarter as fears of an imminent end to QE3 waned. Our tilt towards higher coupon MBS drove outperformance during the period. Portfolio exposures in non-agency MBS also contributed positively to performance.

The second quarter began with some weak economic data, and the market adjusted its expectations to reflect an extension of the Fed’s large scale asset purchase program. Higher coupon mortgages suffered from the rally in rates amid concerns on increased prepayment speeds. MBS was punished significantly in the middle of the quarter as stronger employment data and talk of slowing purchases by several Fed members led expectations of reduced demand. In response, the market discounted mortgage prices significantly. By the end of the quarter, higher and steeper yield curves drove mortgage servicers and Real Estate Investment Trusts (“REITS”) to sell duration, further pressuring the agency MBS market. Relative value buyers did emerge at the end of the quarter to take advantage of the sell-off. Once again, our bias towards coupons that the FOMC was not purchasing drove the outperformance for the Fund in the second quarter.

MBS began July with significant volatility. MBS benefited as increased rates reduced the supply of new mortgages. However, demand for MBS from banks and REITS was also muted which left the Fed as the only major buyer of mortgages. As the quarter progressed, the production of new mortgages remained anemic. Demand from the Fed overwhelmed supply, helping mortgage performance. High rates led to lower prepayments, which also helped MBS performance through the middle of the third quarter. After months of QE3 tapering discussions, the Fed surprised the market in September by maintaining its purchases at the same levels which led to significantly stronger performance from MBS into the end of the quarter. Our increased exposure to 15-year mortgages relative to 30-year mortgages over the quarter benefited the Fund.

MBS spreads continued to tighten into the fourth quarter, led by the lower coupon 30-year mortgages where the Fed continued to focus its purchases. Mortgage prepayments stayed low, despite lower mortgage rates as banks significantly cut their mortgage workforce, hampering their ability to process applications. By the middle of the quarter, concerns about tapering of QE3 weighed on mortgages. By the time the FOMC announced the beginning of tapering, the market had effectively fully priced in the impact of tapering. Our bias towards non-FOMC purchased mortgages (i.e., higher coupon fixed-rate MBS, seasoned 15-year MBS, and Collateralized Mortgage Obligations (“CMOs”)) drove the outperformance for the quarter.

Most of the Portfolio outperformance for 2013 was attributable to our security selection in agency MBS (specifically, avoiding the parts of the market where the Fed was focused). Our exposures to non-agency mortgages also benefited the Portfolio, as did our positioning relative to the yield curve. Adjustable-Rate Mortgages, Fixed-Rate Mortgages (“FRMs”) and CMOs all benefitted from the reduced production of mortgages and the slowdown in prepayments attributable to the higher interest rates in the latter half of the year.

Derivatives, such as financial futures, options, and mortgage derivatives, are used for portfolio duration and convexity risk management. We continue to find value in mortgage derivatives with beneficial underlying collateral characteristics.

At the end of the year, the Fund held the majority of its exposure in 15-year and 30-year agency FRMs. We increased the active exposure to 30-year agency FRMs by 19.6% during the year, while adding 5.5% of active exposure to 15-year agency FRMs. We decreased our active exposure to CMBS by 2.2%. The Fund also maintained its small allocation to Interest-Only strips and CMOs. We continue to see opportunities in high quality spread assets and are positive on our 2014 outlook for the MBS sector.

LOOKING FORWARD

Amundi Smith Breeden believes that 2014 will begin in very much the same way that 2013 ended. The short-term technicals for MBS remain positive. Even with tapering, the Fed is still purchasing more MBS than net new production. The real challenge will come in the second half of the year when the marginal buyer once again becomes private capital. Current large scale holders include the Government Sponsored Enterprises (GSEs), banks, money managers, REITs and overseas buyers. Excluding the agencies, all of these entities could buy mortgages under the right circumstances, but each has its own unique obstacles to overcome. We expect that money managers will buy, but will likely require wider spread levels than what the market is currently offering. On the other hand, prepayment rates should remain low through the year, and the additional carry that MBS provides will likely more than offset any spread widening. Despite some shorter-term headwinds, agency MBS continue to be an attractive asset class longer-term.

This commentary reflects the viewpoints of Amundi Smith Breeden LLC as of December 31, 2013 and is not intended as a forecast or guarantee of future results.

17

Managers Intermediate Duration Government Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers Intermediate Duration Government Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The graph compares a hypothetical $10,000 investment made in the Managers Intermediate Duration Government Fund on December 31, 2003 to a $10,000 investment made in the Citigroup Mortgage Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the Managers Intermediate Duration Government Fund and the Citigroup Mortgage Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Managers Intermediate Duration Government Fund[2,3,4,5,6]	(1.15)%	5.40%	4.44%
Citigroup Mortgage Index[7]	(1.52)%	3.70%	4.65%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically casuses the value of bonds and other fixed-income securities to fall.
[4]	The Fund is subject to the risks associated with investments in debt securities, such as default risk, fluctuations in the debtor’s perceived ability to pay their creditors.
[5]

The Fund may use derivative instruments for hedging purposes or as part of its investment strategy. There is a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may also involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

[6]

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[7]

The Citigroup Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. Unlike the Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers Intermediate Duration Government Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Category	Managers Intermediate Duration Government Fund**
U.S. Government and Agency Obligations	129.4%
Mortgage-Backed Securities	5.7%
Other Assets and Liabilities	(35.1)%

**	As a percentage of net assets.

Rating	Managers Intermediate Duration Government Fund†
U.S. Treasury & Agency	95.7%
Aaa	1.8%
Aa	0.0%
A	0.0%
Baa	0.5%
Ba & lower	2.0%

†	As a percentage of market value of fixed income securities. Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
FHLMC Gold Pool, 4.000%, TBA 30yr*	20.3%
FNMA, 3.500%, TBA 30yr*	10.3
FHLMC Gold Pool, 4.500%, TBA 30yr*	5.1
FNMA, 4.000%, TBA 15yr*	3.9
FHLMC Gold Pool, 3.500%, TBA 30yr*	3.6
FNMA, 4.000%, TBA 30yr*	3.4
FHLMC Gold Pool, 5.000%, 10/01/36*	2.4
FHLMC Gold Pool, 3.500%, 04/01/32*	1.9
FHLMC Gold Pool, 3.500%, TBA 15yr*	1.9
FNMA, 4.500%, 10/01/40*	1.9
Top Ten as a Group	54.7%

*	Top Ten Holding at June 30, 2013

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments

December 31, 2013

	Principal Amount	Value
Mortgage-Backed Securities - 5.7%
American Home Mortgage Assets LLC, Series 2005-1, Class 1A1, 2.571%, 11/25/35 (02/25/14)[1]	$89,298	$70,538
American Home Mortgage Investment Trust,
Series 2004-1, Class 4A, 2.349%, 04/25/44 (02/25/14)[1]	138,550	132,049
Series 2005-1, Class 5A1, 2.349%, 06/25/45 (02/25/14)[1]	57,628	55,965
Series 2005-1, Class 6A, 2.349%, 06/25/45 (02/25/14)[1]	1,127,818	1,050,204
Bank of America Commercial Mortgage Trust,
Series 2006-6, Class A2, 5.309%, 10/10/45	146,626	146,946
Series 2007-3, Class A2, 5.649%, 06/10/49[3]	102,717	102,616
Bank of America Funding Corp., Series 2004-B, Class 1A2, 2.700%, 12/20/34 (02/20/14)[1]	133,334	107,134
Bear Stearns Alt-A Trust, Series 2005-3, Class 2A3, 2.557%, 04/25/35 (02/25/14)[1]	138,779	118,313
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR9, Class A3, 4.868%, 09/11/42	1,000,000	1,005,678
Series 2006-PW11, Class A2, 5.391%, 03/11/39[3]	413	416
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A4, 5.658%, 10/15/48	951,026	962,263
Countrywide Alternative Loan Trust, Series 2005-J5, Class 1A1, 0.465%, 05/25/35 (01/25/14)[1]	44,327	43,754
Countrywide Home Loan Mortgage Pass Through Trust,
Series 2004-R2, Class 1AF1, 0.585%, 11/25/34 (01/25/14) (a)[1,4]	174,210	150,866
Series 2005-HYB2, Class 1A4, 3.027%, 05/20/35 (02/20/14)[1]	108,868	101,324
Series 2005-HYB8, Class 1A1, 2.498%, 12/20/35 (02/20/14)[1]	113,386	90,416
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class A3, 4.645%, 07/15/37	243,087	243,985
GMAC Commercial Mortgage Securities, Inc., Series 2005-C1, Class A3, 4.538%, 05/10/43	16,645	16,647
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.515%, 03/25/35 (01/25/14) (a)[1,4]	217,044	183,986
GSR Mortgage Loan Trust, Series 2004-5, Class 1A3, 1.883%, 05/25/34 (02/25/14)[1]	50,674	45,780
Harborview Mortgage Loan Trust, Series 2004-7, Class 2A2, 2.368%, 11/19/34 (02/19/14)[1]	84,968	74,784
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2005-LDP1, Class A2, 4.625%, 03/15/46	15,699	15,701
Series 2006-LDP7, Class A3B, 5.863%, 04/15/45[3]	686,514	685,525
Master Alternative Loans Trust, Series 2005-2, Class 2A1, 6.000%, 01/25/35[2]	684,933	693,478
Morgan Stanley Mortgage Loan Trust, Series 2005-4, Class 2A1, 5.954%, 08/25/35[3]	1,040,319	1,008,292
Structured Asset Securities Corp., Series 2005-RF1, Class A, 0.515%, 03/25/35 (01/25/14) (a)[1,4]	264,287	221,941
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A2, 5.500%, 10/15/48	67,683	68,147
Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	417,480	434,378
Total Mortgage-Backed Securities (cost $7,769,296)		7,831,126
U.S. Government and Agency Obligations - 129.4%
Federal Home Loan Mortgage Corporation - 70.8%
FHLMC,
2.349%, 11/01/33 (03/15/14)[1,2]	1,197,679	1,262,914
2.496%, 01/01/36 (03/15/14)[1]	2,348,031	2,492,741
3.029%, 02/01/37 (03/15/14)[1]	73,630	77,556
FHLMC Gold Pool,
3.000%, TBA 15yr6	900,000	916,664
3.500%, 04/01/32 to 05/01/43[2]	10,354,030	10,354,346
3.500%, TBA 15yr6	2,500,000	2,606,250

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Federal Home Loan Mortgage Corporation - 70.8% (continued)
FHLMC Gold Pool,
3.500%, TBA 30yr6	$4,900,000	$4,861,719
4.000%, 05/01/24 to 09/01/42[2]	5,229,666	5,424,000
4.000%, TBA 30yr6	27,000,000	27,727,734
4.500%, 02/01/20 to 03/01/42[2]	12,742,882	13,561,085
4.500%, TBA 30yr6	6,600,000	6,983,367
5.000%, 05/01/18 to 07/01/41[2]	9,050,316	9,748,746
5.500%, 11/01/17 to 01/01/40[2]	6,918,955	7,549,361
6.000%, 09/01/17 to 01/01/24[2]	1,647,913	1,793,808
7.000%, 07/01/19	193,783	208,880
7.500%, 07/01/34[2]	1,223,024	1,391,013
Total Federal Home Loan Mortgage Corporation		96,960,184
Federal National Mortgage Association - 47.0%
FNMA,
1.975%, 06/01/34 (02/25/14)[1,2]	960,014	1,013,431
2.369%, 08/01/34 (02/25/14)[1]	369,357	390,808
3.000%, TBA 15yr6	1,500,000	1,530,762
3.500%, 05/01/42 to 04/01/43[2]	1,970,418	1,961,050
3.500%, TBA 15yr6	700,000	732,020
3.500%, TBA 30yr6	14,200,000	14,105,703
4.000%, 01/01/26 to 07/01/42[2]	3,666,892	3,794,054
4.000%, TBA 15yr6	5,000,000	5,298,047
4.000%, TBA 30yr6	4,600,000	4,735,125
4.500%, 04/01/25 to 04/01/42[2]	14,107,997	14,976,178
4.750%, 07/01/34 to 09/01/34	443,958	477,127
5.000%, 06/01/18 to 08/01/41	4,184,276	4,548,662
5.500%, 03/01/17 to 07/01/38[2]	3,357,764	3,655,129
6.000%, 08/01/17 to 06/01/39[2]	3,724,111	4,077,036
6.500%, 11/01/28 to 07/01/32	243,570	266,370
7.000%, 11/01/22[2]	923,407	1,027,672
FNMA REMICS,
Series 1994-55, Class H, 7.000%, 03/25/24[2]	909,235	1,016,904
Series 2005-13, Class AF, 0.565%, 03/25/35 (01/25/14)[1,2]	595,228	595,801
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.085%, 10/25/42[3]	101,484	116,496
Total Federal National Mortgage Association		64,318,375
Government National Mortgage Association - 9.2%
GNMA,
2.000%, 05/20/21 (02/20/14)[1]	21,270	22,188
3.000%, 03/20/16 to 08/20/18 (02/20/14)[1]	158,947	165,410
4.500%, 06/15/39 to 05/15/41	1,893,773	2,030,820
5.000%, 09/15/39 to 10/20/41[2]	7,003,783	7,634,563
5.500%, 10/15/39 to 11/15/39[2]	2,481,791	2,740,660
7.500%, 09/15/28 to 11/15/31	23,341	24,451
Total Government National Mortgage Association		12,618,092

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips - 2.4%
FHLMC,
Series 212, Class IO, 6.000%, 05/01/31[4]	$2,247	$434
Series 233, Class 5, 4.500%, 09/15/35	159,174	27,381
FHLMC REMICS,
Series 2380, Class SI, 7.733%, 06/15/31 (01/15/14)[1,4]	19,301	3,900
Series 2637, Class SI, 5.833%, 06/15/18 (01/15/14)[1]	144,105	10,321
Series 2877, Class GS, 6.533%, 11/15/18 (01/15/14)[1,4]	35,288	260
Series 2922, Class SE, 6.583%, 02/15/35 (01/15/14)[1]	165,766	29,031
Series 2934, Class HI, 5.000%, 02/15/20	96,508	10,199
Series 2934, Class KI, 5.000%, 02/15/20	77,148	7,404
Series 2965, Class SA, 5.883%, 05/15/32 (01/15/14)[1]	368,626	57,154
Series 2967, Class JI, 5.000%, 04/15/20	181,717	19,035
Series 2980, Class SL, 6.533%, 11/15/34 (01/15/14)[1]	220,175	41,608
Series 3031, Class BI, 6.523%, 08/15/35 (01/15/14)[1]	380,187	80,104
Series 3065, Class DI, 6.453%, 04/15/35 (01/15/14)[1]	333,060	69,316
Series 3114, Class GI, 6.433%, 02/15/36 (01/15/14)[1]	283,885	58,512
Series 3308, Class S, 7.033%, 03/15/32 (01/15/14)[1]	375,607	66,662
Series 3424, Class XI, 6.403%, 05/15/36 (01/15/14)[1]	350,027	63,453
Series 3489, Class SD, 7.633%, 06/15/32 (01/15/14)[1]	204,597	39,279
Series 3606, Class SN, 6.083%, 12/15/39 (01/15/14)[1]	473,114	69,803
Series 3685, Class EI, 5.000%, 03/15/19	668,203	48,545
Series 3731, Class IO, 5.000%, 07/15/19	306,852	21,865
Series 3882, Class AI, 5.000%, 06/15/26	401,641	35,007
Series 3995, Class KI, 3.500%, 02/15/27	1,843,544	236,295
FNMA,
Series 215, Class 2, 7.000%, 04/01/23[4]	113,332	21,710
Series 222, Class 2, 7.000%, 06/01/23[4]	11,216	2,172
Series 343, Class 2, 4.500%, 10/01/33	104,181	17,696
Series 343, Class 21, 4.000%, 09/01/18	170,214	10,345
Series 343, Class 22, 4.000%, 11/01/18	93,793	5,867
Series 351, Class 3, 5.000%, 04/01/34	126,661	26,094
Series 351, Class 4, 5.000%, 04/01/34	74,483	14,972
Series 351, Class 5, 5.000%, 04/01/34	63,059	12,676
Series 365, Class 4, 5.000%, 04/01/36	173,457	34,461
FNMA REMICS,
Series 2003-73, Class SM, 6.435%, 04/25/18 (01/25/14)[1]	172,388	10,677
Series 2004-49, Class SQ, 6.885%, 07/25/34 (01/25/14)[1]	136,670	25,606
Series 2004-51, Class SX, 6.955%, 07/25/34 (01/25/14)[1]	210,596	41,384
Series 2004-64, Class SW, 6.885%, 08/25/34 (01/25/14)[1]	595,572	108,541
Series 2005-12, Class SC, 6.585%, 03/25/35 (01/25/14)[1]	227,861	39,854
Series 2005-45, Class SR, 6.555%, 06/25/35 (01/25/14)[1]	486,054	77,632
Series 2005-65, Class KI, 6.835%, 08/25/35 (01/25/14)[1]	1,101,499	205,070
Series 2005-89, Class S, 6.535%, 10/25/35 (01/25/14)[1]	1,111,799	193,283
Series 2006-3, Class SA, 5.985%, 03/25/36 (01/25/14)[1]	235,545	39,871

The accompanying notes are an integral part of these financial statements.

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Interest Only Strips - 2.4% (continued)
FNMA REMICS,
Series 2007-75, Class JI, 6.380%, 08/25/37 (01/25/14)[1]	$254,696	$39,897
Series 2008-86, Class IO, 4.500%, 03/25/23	570,927	41,637
Series 2010-37, Class GI, 5.000%, 04/25/25	796,137	53,820
Series 2010-65, Class IO, 5.000%, 09/25/20	755,711	64,432
Series 2010-121, Class IO, 5.000%, 10/25/25	294,028	24,063
Series 2011-69, Class AI, 5.000%, 05/25/18	889,230	61,705
Series 2011-88, Class WI, 3.500%, 09/25/26	549,032	76,473
Series 2011-124, Class IC, 3.500%, 09/25/21	580,642	45,882
Series 2012-126, Class SJ, 4.835%, 11/25/42 (01/25/14)[1]	904,068	141,525
GNMA,
Series 1999-40, Class TW, 6.836%, 02/17/29 (01/17/14)[1]	177,936	32,977
Series 2011-32, Class KS, 11.767%, 06/16/34 (01/16/14)[1]	450,094	110,232
Series 2011-94, Class IS, 6.533%, 06/16/36 (01/16/14)[1]	345,255	60,187
Series 2011-157, Class SG, 6.433%, 12/20/41 (01/20/14)[1]	1,290,654	297,953
Series 2011-167, Class IO, 5.000%, 12/16/20	627,695	50,914
Series 2012-34, Class KS, 5.883%, 03/16/42 (01/16/14)[1]	508,484	108,347
Series 2012-69, Class QI, 4.000%, 03/16/41	392,784	70,781
Series 2012-103, Class IB, 3.500%, 04/20/40	336,251	49,089
Total Interest Only Strips		3,213,393
Total U.S. Government and Agency Obligations (cost $176,301,935)		177,110,044
Short-Term Investments - 16.2%
U.S. Treasury Bills - 0.1%
U.S. Treasury Bills, 0.04%, 04/17/14[8,9]	110,000	109,988

	Shares
Other Investment Companies - 16.1%[10]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	22,108,506	22,108,506
Total Short-Term Investments (cost $22,218,485)		22,218,494
Total Investments - 151.3% (cost $206,289,716)		207,159,664
Other Assets, less Liabilities - (51.3)%		(70,244,398)
Net Assets - 100.0%		$136,915,266

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2013, the approximate cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Managers Short Duration Government Fund	$441,318,699	$6,595,262	$(2,058,793)	$4,536,469
Managers Intermediate Duration Government Fund	206,289,716	3,383,213	(2,513,265)	869,948

#	Rounds to less than 0.1%
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2013, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
Managers Intermediate Duration Government Fund	$556,793	0.4%

[1]	Floating Rate Security: The rate listed is as of December 31, 2013. Date in parentheses represents the security’s next coupon rate reset.
[2]	Some or all of these securities are segregated as collateral for delayed delivery agreements. At December 31, 2013, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
Managers Short Duration Government Fund	$47,825,248	11.3%
Managers Intermediate Duration Government Fund	58,434,142	42.7%

[3]	Variable Rate Security: The rate listed is as of December 31, 2013 and is periodically reset subject to terms and conditions set forth in the debenture.
[4]

Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a timely sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All illiquid securities are valued by an independent pricing agent. Illiquid securities market value at December 31, 2013, amounted to the following:

Fund	Value	% of Net Assets
Managers Short Duration Government Fund	$1,872,826	0.4%
Managers Intermediate Duration Government Fund	585,269	0.4%

[5]	Some or all of these shares were out on loan to various brokers as of December 31, 2013, amounting to the following:

Fund	Value	% of Net Assets
Managers Short Duration Government Fund	$1,851,489	0.4%

[6]

TBA Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

[7]	Collateral received from brokers for securities lending was invested in these short-term investments.
[8]	Represents yield to maturity at December 31, 2013.
[9]	Some or all of this security is held with brokers as collateral for futures contracts. The collateral market value at December 31, 2013, amounted to the following:

Fund	Value	% of Net Assets
Managers Short Duration Government Fund	$999,891	0.2%
Managers Intermediate Duration Government Fund	79,991	0.06%

[10]	Yield shown represents the December 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2013. (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Short Duration Government
Investments in Securities
Asset-Backed Securities	—	$184,085	—	$184,085
Mortgage-Backed Securities	—	38,938,452	—	38,938,452
U.S. Government and Agency Obligations†	—	371,465,673	—	371,465,673
Short-Term Investments
Repurchase Agreements	—	1,876,613	—	1,876,613
U.S. Government and Agency Discount Notes	—	17,866,897	—	17,866,897
U.S. Treasury Bills	—	999,891	—	999,891
Other Investment Companies	$14,523,557	—	—	14,523,557

Total Investments in Securities	$14,523,557	$431,331,611	—	$445,855,168

Financial Derivative Instruments-Assets††
Interest Rate Contracts	$752,498	—	—	$752,498

Financial Derivative Instruments-Liabilities††
Interest Rate Contracts	(100,157)	—	—	(100,157)

Total Financial Derivative Instruments	$652,341	—	—	$652,341

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers Intermediate Duration Government Fund
Investments in Securities
Mortgage-Backed Securities	—	$7,831,126	—	$7,831,126
U.S. Government and Agency Obligations†	—	177,110,044	—	177,110,044
Short-Term Investments
U.S. Treasury Bills	—	109,988	—	109,988
Other Investment Companies	$22,108,506	—	—	22,108,506

Total Investments in Securities	$22,108,506	$185,051,158	—	$207,159,664

TBA Sale Commitments	—	$(1,440,387)	—	$(1,440,387)

Financial Derivative Instruments-Assets††
Interest Rate Contracts	$54,756	—	—	$54,756

Financial Derivative Instruments-Liabilities††
Interest Rate Contracts	(89,231)	—	—	(89,231)

Total Financial Derivative Instruments	$(34,475)	—	—	$(34,475)

†	All U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of the U.S. government and agency obligations; by major industry or agency classification, please refer to the respective Schedule of Portfolio Investments.
††	Derivative instruments, such as futures, are not reflected in the Schedule of Portfolio Investments and are valued at the unrealized appreciation/depreciation of the instrument.

As of December 31, 2013, the Funds had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following schedule shows the fair value of derivative instruments at December 31, 2013:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Managers Short Duration Government Fund	Interest rate contracts	Receivable for variation margin[1]	$121,625	Payable for variation margin[1]	$(3,656)

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Managers Intermediate Duration Government Fund	Interest rate contracts	Receivable for variation margin[1]	$13,891	Payable for Variation margin[1]	$(6,672)

[1]

Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/ (depreciation) for Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund of $652,341 and $(34,475), respectively as reported in the Notes to Schedule of Portfolio Investments.

For the year ended December 31, 2013, the effect of derivative instruments on the Statement of Operations for the Funds and the amount of realized gain/(loss) and unrealized gain (loss) on derivatives recognized in income were as follows:

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Fund	Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Gain/(Loss)
Managers Short Duration Government Fund	Interest rate contracts	Net realized gain on futures contracts	$427,480	Net change in unrealized appreciation(depreciation) of futures contracts	$717,794

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Fund	Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Gain/(Loss)
Managers Intermediate Duration Government Fund	Interest rate contracts	Net realized loss on futures contracts	$(41,760)	Net change in unrealized appreciation(depreciation) of futures contracts	$147,324

At December 31, 2013, the following Funds had TBA forward sale commitments: (See Note 1(i) in the Notes to Financial Statements.)

Managers Intermediate Duration Government Fund

Security	Principal Amount	Settlement Date	Proceeds	Current Liability
GNMA, 4.500%, TBA 30yr	$1,350,000	1/21/14	$1,447,820	$(1,440,387)

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

At December 31, 2013, the following Funds had open futures contracts: (See Note 7 in the Notes to Financial Statements.)

Managers Short Duration Government Fund

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	35	Short	04/03/14	$13,585
3-Month Eurodollar	5	Short	03/17/14	(40,950)
5-Year Interest Rate Swap	391	Short	03/19/14	421,625
5-Year U.S. Treasury Note	39	Long	04/03/14	(59,207)
10-Year Interest Rate Swap	105	Short	03/19/14	94,999
10-Year U.S. Treasury Note	55	Short	03/31/14	123,613
U.S. Treasury Long Bond	45	Short	03/31/14	98,676

Total				$652,341

Managers Intermediate Duration Government Fund

Type	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
2-Year U.S. Treasury Note	5	Short	04/03/14	$1,941
5-Year Interest Rate Swap	23	Short	03/19/14	24,950
5-Year U.S. Treasury Note	47	Long	04/03/14	(71,352)
10-Year Interest Rate Swap	31	Short	03/19/14	27,865
10-Year U.S. Treasury Note	5	Long	03/31/14	(11,262)
U.S. Treasury Long Bond	3	Long	03/31/14	(6,617)

Total				$(34,475)

Investments Definitions and Abbreviations:

FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GMAC:	General Motors Acceptance Corp.
GNMA:	Government National Mortgage Association
GS:	Goldman Sachs
GSMPS:	Goldman Sachs Mortgage Participation Securities
GSR:	Goldman Sachs REMIC
LB-UBS:	Lehman Brothers-Union Bank of Switzerland
REMICS:	Real Estate Mortgage Investment Conduits
TBA:	To Be Announced

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2013

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Assets:
Investments at value* (including securities on loan valued at $1,851,489 and $0, respectively)	$445,855,168	$207,159,664
Receivable for Fund shares sold	1,691,867	151,295
Dividends, interest and other receivables	1,457,336	563,289
Receivable for investments sold	351,097	19,441
Receivable for delayed delivery instruments sold	—	1,451,195
Receivable for variation margin	121,625	13,891
Receivable from affiliate	—	5,375
Prepaid expenses	23,482	10,744
Total assets	449,500,575	209,374,894

Liabilities:
Payable for delayed delivery investments purchased	22,087,719	69,931,035
Payable for investments purchased	1,955,595	—
Payable upon return of securities loaned	1,876,613	—
Payable for TBA sale commitments (proceeds receivable of $0 and $1,447,820, respectively)	—	1,440,387
Payable for Fund shares repurchased	758,086	949,653
Payable for variation margin	3,656	6,672
Accrued expenses:
Investment management and advisory fees	254,143	82,936
Trustees fees and expenses	906	280
Other	75,722	48,665
Total liabilities	27,012,440	72,459,628

Net Assets	$422,488,135	$136,915,266

Net Assets Represent:
Paid-in capital	$425,587,245	$138,440,036
Accumulated net realized loss from investments and futures contracts	(8,287,920)	(2,367,677)
Net unrealized appreciation of investments and futures contracts	5,188,810	842,907

Net Assets	$422,488,135	$136,915,266
Shares outstanding	43,821,097	12,865,770
Net asset value, offering and redemption price per share	$9.64	$10.64
* Investments at cost	$441,318,699	$206,289,716

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the year ended December 31, 2013

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Investment Income:
Interest income	$4,672,686	$4,068,588
Dividend income	7,980	14,538
Total investment income	4,680,666	4,083,126

Expenses:
Investment management and advisory fees	3,072,747	1,124,154
Custodian	117,819	65,606
Extraordinary expense	84,186	32,295
Professional fees	67,139	37,100
Registration fees	48,746	31,729
Transfer agent	33,553	21,915
Reports to shareholders	28,887	24,722
Trustees fees and expenses	16,411	5,625
Shareholder servicing fees	3,293	160,592
Miscellaneous	11,534	4,977
Total expenses before offsets	3,484,315	1,508,715
Expense reimbursements	—	(46,830)
Fee waivers	—	(4,783)
Net expenses	3,484,315	1,457,102

Net investment income	1,196,351	2,626,024

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	412,643	(842,865)
Net realized gain (loss) on futures contracts	427,480	(41,760)
Net change in unrealized appreciation (depreciation) of investments	(1,751,093)	(4,055,868)
Net change in unrealized appreciation (depreciation) of futures contracts	717,794	147,324
Net realized and unrealized loss	(193,176)	(4,793,169)

Net increase (decrease) in net assets resulting from operations	$1,003,175	$(2,167,145)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers Short Duration Government Fund		Managers Intermediate Duration Government Fund
	2013	2012	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$1,196,351	$3,253,295	$2,626,024	$3,500,598
Net realized gain (loss) on investments and futures contracts	840,123	(1,516,499)	(884,625)	3,016,798
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(1,033,299)	4,683,729	(3,908,544)	(612,254)
Net increase (decrease) in net assets resulting from operations	1,003,175	6,420,525	(2,167,145)	5,905,142

Distributions to Shareholders:
From net investment income	(1,317,291)	(3,255,617)	(2,636,843)	(3,498,486)
From net realized gain on investments	—	—	(284,887)	(4,353,483)
Total distributions to shareholders	(1,317,291)	(3,255,617)	(2,921,730)	(7,851,969)

Capital Share Transactions:
Proceeds from sale of shares	233,972,051	288,999,135	35,405,674	76,305,567
Reinvestment of dividends	1,133,602	2,828,712	2,542,117	6,862,325
Cost of shares repurchased	(278,718,075)	(221,591,585)	(81,842,141)	(73,409,869)
Net increase (decrease) from capital share transactions	(43,612,422)	70,236,262	(43,894,350)	9,758,023

Total increase (decrease) in net assets	(43,926,538)	73,401,170	(48,983,225)	7,811,196

Net Assets:
Beginning of year	466,414,673	393,013,503	185,898,491	178,087,295

End of year	$422,488,135	$466,414,673	$136,915,266	$185,898,491
End of year undistributed net investment income	—	—	—	$2,112

Share Transactions:
Sale of shares	24,337,342	29,967,411	3,274,081	6,814,998
Reinvested shares from dividends and distributions	117,805	293,690	236,358	620,611
Shares repurchased	(28,975,521)	(22,995,811)	(7,582,303)	(6,534,755)
Net increase (decrease) in shares	(4,520,374)	7,265,290	(4,071,864)	900,854

The accompanying notes are an integral part of these financial statements.

Short Duration Government Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$9.65	$9.57	$9.58	$9.56	$9.20

Income from Investment Operations:
Net investment income	0.03 [3]	0.08 [3]	0.09	0.13	0.24
Net realized and unrealized gain (loss) on investments	(0.01)[3]	0.08 [3]	(0.01)	0.03	0.35
Total from investment operations	0.02	0.16	0.08	0.16	0.59

Less Distributions to Shareholders from:
Net investment income	(0.03)	(0.08)	(0.09)	(0.14)	(0.23)

Net Asset Value, End of Year	$9.64	$9.65	$9.57	$9.58	$9.56
Total Return[1]	0.20%	1.64%	0.80%	1.68%[4]	6.43%[4]
Ratio of net expenses to average net assets (with offsets/reductions)	0.79%[5]	0.81%[6]	0.82%	0.81%	0.84%
Ratio of expenses to average net assets (with offsets)	0.79%[5]	0.81%[6]	0.82%	0.81%	0.84%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.79%[5]	0.81%[6]	0.82%	0.82%	0.84%
Ratio of net investment income to average net assets[1]	0.27%[5]	0.80%[6]	0.89%	1.38%	2.43%
Portfolio turnover	48%	49%	141%	116%	152%
Net assets at end of year (000’s omitted)	$422,488	$466,415	$393,014	$380,926	$275,330

Intermediate Duration Government Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$10.98	$11.10	$11.01	$10.90	$10.17

Income from Investment Operations:
Net investment income	0.18 [3]	0.20 [3]	0.30	0.32	0.41
Net realized and unrealized gain (loss) on investments	(0.32)[3]	0.14 [3]	0.34	0.46	0.83
Total from investment operations	(0.14)	0.34	0.64	0.78	1.24

Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.20)	(0.30)	(0.32)	(0.41)
Net realized gain on investments	(0.02)	(0.26)	(0.25)	(0.35)	(0.10)
Total distributions to shareholders	(0.20)	(0.46)	(0.55)	(0.67)	(0.51)

Net Asset Value, End of Year	$10.64	$10.98	$11.10	$11.01	$10.90
Total Return[1]	(1.25)%[4]	3.15%[4]	5.88%[4]	7.20%[4]	12.40%
Ratio of net expenses to average net assets (with offsets/reductions)	0.91%[7]	0.89%[8]	0.88%	0.89%	0.89%
Ratio of expenses to average net assets (with offsets)	0.91%[7]	0.89%[8]	0.88%	0.89%	0.89%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.94%[7]	0.92%[8]	0.94%	0.96%	0.98%
Ratio of net investment income to average net assets[1]	1.64%[7]	1.81%[8]	2.64%	2.80%	3.84%
Portfolio turnover	29%	21%	453%	409%	370%
Net assets at end of year (000’s omitted)	$136,915	$185,898	$178,087	$153,644	$155,226

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

[1]	Total returns and net investment income would have been lower had certain expenses not been offset.
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

[3]	Per share numbers have been calculated using average shares.
[4]	The total return is based on the Financial Statement Net Asset Values as shown.
[5]	Includes non-routine extraordinary expenses amounting to 0.019% of average net assets.
[6]	Includes non-routine extraordinary expenses amounting to 0.005% of average net assets.
[7]	Includes non-routine extraordinary expenses amounting to 0.020% of average net assets.
[8]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.

Notes to Financial Statements

December 31, 2013

1.	Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are two series of the Trust: Managers Short Duration Government Fund (“Short Duration”) and Managers Intermediate Duration Government Fund (“Intermediate Duration”), each a “Fund” and collectively the “Funds.”

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds’ investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Debt obligations (other than short term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean price provided by an authorized pricing service. Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Fund may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of

33

Notes to Financial Statements (continued)

its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Funds’ own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2013, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the year ended December 31, 2013, overdraft fees for Short Duration and Intermediate Duration equaled $0 and $220, respectively.

The Trust recently held a shareholder meeting at which shareholders were asked to approve a new Declaration of Trust for the Trust, amoung other proposals. The costs associated with this proxy were treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

d.	Dividends and Distributions

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Fund’s prospectus. Distributions to shareholders are recorded on the ex- dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are primarily due to differing treatments for losses deferred due to excise tax regulations and wash sales. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	Short Duration		Intermediate Duration
	2013	2012	2013	2012
Distributions paid from:
Ordinary income	$1,317,291	$3,255,617	$2,638,009	$3,498,486
Short-term capital gains	—	—	104,695	2,936,108
Long-term capital gains	—	—	179,026	1,417,375

Total	$1,317,291	$3,255,617	$2,921,730	$7,851,969

As of December 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Short Duration	Intermediate Duration
Capital loss carryforward	$1,571,078	$195,154
Undistributed ordinary income	—	—
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	—	—
Post-October loss deferral	—	519,072

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2013 and all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, (post-enactment capital losses) may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2013, the following Fund had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires
Fund	Short-Term	Long-Term	December 31,
Short Duration
(Pre-Enactment)	$1,571,078	—	2017

Intermediate Duration
(Post-Enactment)	$195,154	—	Unlimited

For the year ended December 31, 2013, the following Fund utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
Fund	Short-Term	Long-Term
Short Duration	$760,040	—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

At December 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Short Duration – two collectively own 73%; Intermediate Duration – two collectively own 60%. Transactions by these shareholders may have a material impact on their respective Funds.

h.	Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2013, the

35

Notes to Financial Statements (continued)

market value of repurchase agreements outstanding for Short Duration and Intermediate Duration was $1,876,613 and $0, respectively.

i.	Securities Transacted on a When Issued Basis

The Funds may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Funds realize a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

j.	Delayed Delivery Transactions and When-Issued Securities

The Funds may enter into securities transactions on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

2.	Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an investment management agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Funds to the Investment Manager based on average net assets. For the year December 31, 2013, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Short Duration	0.70%
Intermediate Duration	0.70%

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund has made in the JPMorgan Liquid Assets Money Market Fund, Capital Shares. For the year ended December 31, 2013, the management fee for Intermediate Duration was reduced by $4,783.

The Investment Manager has contractually agreed, through at least May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 0.89% of Intermediate Duration Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

Intermediate Duration is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed the Fund’s expense contractual expense limitation amount. For the year ended December 31, 2013, the Fund’s components of reimbursement available are detailed in the following chart:

Intermediate Duration
Reimbursement Available - 12/31/12	$235,999
Additional Reimbursements	46,830
Repayments	—
Expired Reimbursements	(115,172)

Reimbursement Available - 12/31/13	$167,657

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trusts receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to January 1, 2013, the annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or

36

Notes to Financial Statements (continued)

$2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company of other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for actual amount incurred up to a maximum annual rate of the Fund’s average daily net asset value as shown in the table below. The impact on the annualized expense ratio for the year ended December 31, 2013, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Short Duration	0.100%	0.001%
Intermediate Duration	0.100%	0.100%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2013, the Funds neither borrowed from nor lent to other Managers Funds.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2013, were as follows:

	Long-Term Securities (excluding U.S. Government Obligations)
Fund	Purchases	Sales
Short Duration	$10,074,476	$16,204,536
Intermediate Duration	—	$174,965

	U.S. Government Obligations
Fund	Purchases	Sales
Short Duration	$193,692,197	$204,946,853
Intermediate Duration	$89,001,076	$59,360,286

4.	Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

5.	Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds have had no prior claims or losses and expect the risks of loss to be remote.

6.	Derivative Instruments

The following disclosures contain information on how and why the Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative

37

Notes to Financial Statements (continued)

contract, are included in a table in the Notes to the Schedules of Portfolio Investments. For the year ended December 31, 2013, the average quarterly balances of derivative financial instruments outstanding were as follows:

	Short Duration	Intermediate Duration
Financial futures contracts:
Average number of contracts purchased	40	55
Average number of contracts sold	435	67
Average notional value of contracts purchased	$4,863,250	$6,787,291
Average notional value of contracts sold	$53,260,746	$9,062,697

7.	Futures Contracts

The Funds entered into futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For OTC futures, daily variation margin is not required. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

8.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”)

The net asset values of the Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage- related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. CMOs may have a fixed or variable rate of interest.

9.	Dollar Roll Agreements

The Funds may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the repurchase price (often referred to as the “drop”) as well as the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security sold. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds’ use of the cash that they receive from a dollar roll will provide a return that exceeds their cost.

10.	Stripped Securities

Each of the Funds invests in stripped securities (“STRIPS”), primarily interest-only strips, for their hedging characteristics. Interest-only STRIPS will most likely move differently than typical fixed-income securities in relation to changes in interest rates. STRIPS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of underlying assets. A common type of STRIP will have one class receiving all of the interest from the underlying assets (“interest-only” or “IO” class), while the other class will receive the entire principal (“principal only” or “PO” class). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. STRIPS are unusually volatile in response to changes in interest rates. The yield to maturity on an IO class of STRIPS is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Funds’ yield to maturity to the extent it invests in IOs. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Thus, if the underlying assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities, even if the STRIPS were rated of the highest credit quality by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. These risks are managed by investing in a variety of such securities and by using certain hedging techniques. In addition the secondary market for STRIPS may be less liquid than that of other mortgage-backed or asset-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

38

Notes to Financial Statements (continued)

11.	Master Netting Agreement

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. The following table is a summary of the Funds’ open securities lending and repurchase agreements which are subject to a master netting agreement as of December 31, 2013.

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund				Financial Instruments	Cash Collateral Received	Net Amount
Short Duration
Securities lending	$1,851,489	—	$1,851,489	—	$1,851,489	—
Repurchase agreements	1,876,613	—	1,876,613	$1,876,613	—	—

Total	$3,728,102	—	$3,728,102	$1,876,613	$1,851,489	—

12.	Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Funds’ Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

Each Fund has determined that no other material events or transactions occurred through the issuance of the Fund’s financial statements, which require additional disclosure in or adjustment of the Fund’s financial statements.

Tax Information (unaudited)

Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2013 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the calendar year.

Pursuant to section 852 of the Internal Revenue Code, Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund each hereby designates $0 and $179,026, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2013, or if subsequently determined to be different, the net capital gains of such year.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers Trust II and the Shareholders of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (the “Funds”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2014

40

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/1/48 • Trustee since 2012 • Oversees 39 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Kurt A. Keilhacker, 10/5/63 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Trustee, Gordon College (2001-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Clapham Partners I, LLC (2013-Present).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Adminis- tration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (23 portfolios).

Richard F. Powers III, 2/2/46 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Victoria L. Sassine, 8/11/65 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Lecturer, Babson College (2007 – Present)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (23 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 39 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present; Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

41

Trustees and Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/9/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Assistant Vice President, Legal and Compliance, Managers Investment Group LLC (2014-Present); Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

42

Annual Renewal of Investment Management and Subadvisory Agreements

On September 19-20, 2013, the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons” of Managers Trust II (the “Independent Trustees”), approved new subadvisory agreements between Managers Investment Group LLC (“Managers” or the “Investment Manager”) and Amundi Smith Breeden LLC (“Amundi Smith Breeden”) (the “New Subadvisory Agreements”) relating to Managers Short Duration Government Fund and Managers Intermediate Duration Government Fund (each a “Fund”). The New Subadvisory Agreements were presented for approval because the former subadvisory agreements between Managers and Smith Breeden Associates, Inc. (“Smith Breeden Associates”) relating to the Funds (the “Former Subadvisory Agreements”) were expected to terminate in connection with Amundi Group’s indirect acquisition of 100% ownership of Smith Breeden Associates on September 30, 2013 (the “Acquisition”). Pursuant to the Acquisition, Smith Breeden Associates converted to a Delaware limited liability company named Amundi Smith Breeden LLC. For purposes of this disclosure, “Smith Breeden” shall refer to Smith Breeden Associates for periods prior to the Acquisition and Amundi Smith Breeden for periods after the Acquisition.

The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of each New Subadvisory Agreement. In considering the New Subadvisory Agreements, the Trustees considered the information relating to the Funds and Smith Breeden provided to them in connection with their September 19-20, 2013, meeting, and also considered generally the information relating to the Funds and Smith Breeden provided to them in connection with their meeting on June 20-21, 2013, which was the meeting in which the Trustees considered and approved the renewal of the Former Subadvisory Agreements for an additional one year period. In connection with the June 20-21, 2013, meeting, the information provided to the Trustees relating to each Fund included comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and, with respect to Smith Breeden, comparative performance information for an appropriate peer group of managed accounts. The Trustees also considered the other information provided to them on a periodic basis throughout the year, including at their meeting on June 20-21, 2013, regarding the nature, extent and quality of services provided by Smith Breeden under the Former Subadvisory Agreements. Prior to voting, the Independent Trustees met with their independent legal counsel in a private session at which no representatives of management were present.

Nature, extent and quality of services.

In considering, at their June 20-21, 2013, meeting, the nature, extent and quality of the services provided by Smith Breeden, the Trustees reviewed information relating to Smith Breeden’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”)

used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding Smith Breeden’s organizational and management structure and Smith Breeden’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Smith Breeden with portfolio management responsibility for each Fund, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations at such meeting, the Trustees evaluated, among other things: (a) the services rendered by Smith Breeden in the past; (b) the qualifications and experience of Smith Breeden’s personnel; and (c) Smith Breeden’s compliance program. The Trustees also considered Smith Breeden’s risk management processes. The Trustees also took into account, at their September 19-20, 2013, meeting, the financial condition of Smith Breeden with respect to its ability to provide the same level of services under the New Subadvisory Agreements as under the Former Subadvisory Agreements.

The Trustees, at their September 19-20, 2013, meeting, reviewed information relating to the Acquisition and the role of current Smith Breeden personnel under each New Subadvisory Agreement following the Acquisition and noted that the role of such personnel would be identical. The Trustees considered the investment philosophy, strategies and techniques that are intended to be used by Smith Breeden in managing each Fund. Among other things, the Trustees reviewed updated biographical information on portfolio management and other professional staff, information regarding Smith Breeden’s organizational and management structure and Smith Breeden’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at Smith Breeden with portfolio management responsibility for each Fund, including the information set forth in each Fund’s prospectus and statement of additional information. In this regard, the Trustees observed that Smith Breeden has extensive experience managing fixed income assets. The Trustees noted that Smith Breeden has served as investment adviser or subadvisor to the Funds since the Funds commenced operations in 1992 and that the same personnel would continue to serve as portfolio managers to the Funds.

Performance.

Among other information relating to the Managers Short Duration Government Fund’s performance, the Trustees noted, at their June 20-21, 2013, meeting, that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2013, was below, below, above and above, respectively, the median performance of the Peer Group and above the performance of the Fund Benchmark, the BofA Merrill Lynch 6-Month T-Bill Index, for each such time period. The Trustees took into account management’s discussion of the Fund’s performance, both at their June 20-21, 2013, meeting and at their September 19-20, 2013, meeting. At their June 20-21, 2013, meeting, the Trustees took into account the reasons for the Fund’s recent underperformance

43

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

relative to the Peer Group and the fact that the Fund outperformed the Fund Benchmark for all relevant time periods. At such meeting, the Trustees also considered Smith Breeden’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to Smith Breeden’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as Smith Breeden’s Investment Strategy. At their September 19-20, 2013, meeting, the Trustees also considered more recent performance information, and noted that although the Fund’s performance was below the performance of the Fund Benchmark for the period from January 1, 2013, through June 30, 2013, the Fund’s performance is being addressed and the prospects for adequate future performance supported the approval of the New Subadvisory Agreement for the Fund.

Among other information relating to the Managers Intermediate Duration Government Fund’s performance, the Trustees noted, at their June 20-21, 2013 meeting, that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2013, was below, above, above and above, respectively, the median performance of the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the Citigroup Mortgage Index. The Trustees took into account management’s discussion of the Fund’s performance, both at their June
 20-21, 2013, meeting and at their September 19-20, 2013, meeting. At their June 20-21, 2013, meeting, the Trustees took into account the Fund’s more recent improved performance relative to the Fund Benchmark and the fact that the Fund performed well relative to the Peer Group for the 3-year,
5-year and 10-year periods, ranking in the top quintile relative to its Peer Group for the 5-year and 10-year periods. At such meeting, the Trustees also considered Smith Breeden’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund as compared to Smith Breeden’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as Smith Breeden’s Investment Strategy. At their September
 19-20, 2013, meeting, the Trustees also considered more recent performance information, noting that the Fund’s performance was above the performance of the Fund Benchmark for the period from January 1, 2013, through June 30, 2013.

Subadvisory Fees and Profitability.

The Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by Smith Breeden. In considering the reasonableness of the subadvisory fee, the Trustees relied on the ability of Managers to negotiate the terms of each New Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that Managers is not affiliated with Smith Breeden.

In addition, the Trustees considered other potential benefits of the subadvisory relationship to Smith Breeden, including, among others, the indirect benefits that Smith Breeden may receive from its relationship with a Fund, including any so-called “fallout benefits” to Smith Breeden, such as reputational value derived from Smith Breeden serving as subadvisor to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by Smith Breeden and the profitability to Smith Breeden of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund by Smith Breeden to be a material factor in their deliberations at this time. Taking into account all of the foregoing, the Trustees concluded that, in light of the nature, extent and quality of the services provided to-date by Smith Breeden, and the other considerations noted above with respect to Smith Breeden, each Fund’s subadvisory fees are reasonable.

*    *    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding each New Subadvisory Agreement: (a) Smith Breeden has demonstrated that it possesses the capability and resources to perform the duties required of it under each New Subadvisory Agreement; (b) Smith Breeden’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; and (c) Smith Breeden maintains appropriate compliance programs.

Based on all of the above-mentioned factors and related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each New Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on September 19-20, 2013, the Trustees, including a majority of the Independent Trustees, voted to approve the New Subadvisory Agreement for each Fund.

44

Proxy Results

A special meeting of shareholders of Managers Trust II was held on July 2, 2013. With respect to the proposals to amend certain “fundamental” investment restrictions of the Funds, the meeting was adjourned to August, 20, 2013, September 27, 2013, October 22, 2013, and October 30, 2013 for Managers Intermediate Duration Government Fund. On July 2, 2013, the proposals to amend and restate the declaration of trust did not pass. The proposals and results of the votes are summarized below.

	All Funds in Trust
Managers Trust II	For	Withheld
Election of Directors	(rounded to the nearest share)
Bruce Bingham	51,163,690	1,110,767
William E. Chapman, II	50,980,897	1,293,559
Edward J. Kaier	51,119,439	1,155,018
Steven J. Paggioli	51,094,012	1,180,444
Erik Rakowski	51,025,723	1,248,733
Thomas R. Schneeweis	51,078,988	1,195,468
Christine C. Carsman	51,055,532	1,218,924
Kurt Keilhacker	51,140,167	1,134,290
Richard F. Powers III	51,049,048	1,225,408
Victoria Sassine	51,068,192	1,206,264

	Managers Short Duration Government Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(rounded to the nearest share)
Issuance of Senior Securities	24,533,826	282,760	385,675	8,226,777
Borrowing	24,389,449	419,125	393,686	8,226,777
Lending	24,403,168	412,433	386,660	8,226,777
The Underwriting of Securities	24,430,911	377,569	393,781	8,226,777
Purchasing and Selling Commodities	24,380,064	425,371	396,828	8,226,777
Purchasing and Selling Real Estate	24,468,835	346,421	387,006	8,226,777
Diversification of Investments	24,569,807	254,532	377,924	8,226,777
Concentrating Investments in a Particular Industry	24,417,473	388,940	395,850	8,226,777
Short Sales	24,412,391	384,787	405,084	8,226,777
Investing for Control	24,490,604	307,492	404,166	8,226,777
Securities Issued by Other Investment Companies	24,498,908	310,045	393,310	8,226,777
Margin Transactions	24,425,344	380,863	396,056	8,226,777
Oil, Gas and Mineral Programs	24,467,992	320,550	413,719	8,226,777
Investing in New Issuers	24,499,411	298,158	404,694	8,226,777

45

Proxy Results (continued)

	Managers Intermediate Duration Government Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(rounded to the nearest share)
Issuance of Senior Securities	7,960,967	303,336	527,690	2,926,818
Borrowing	7,869,424	378,657	533,912	2,926,818
Lending	7,854,339	398,045	529,609	2,926,818
The Underwriting of Securities	7,952,477	287,382	542,134	2,926,818
Purchasing and Selling Commodities	7,924,002	333,257	524,734	2,926,818
Purchasing and Selling Real Estate	7,901,658	339,533	540,803	2,926,818
Diversification of Investments	8,033,173	243,525	505,295	2,926,818
Concentrating Investments in a Particular Industry	7,799,474	416,861	565,658	2,926,818
Short Sales	7,839,321	381,183	561,489	2,926,818
Investing for Control	7,942,891	284,348	554,754	2,926,818
Securities Issued by Other Investment Companies	7,891,010	334,728	556,255	2,926,818
Margin Transactions	7,839,369	385,442	557,183	2,926,818
Oil, Gas and Mineral Programs	7,969,231	249,252	563,510	2,926,818
Investing in New Issuers	7,937,700	294,771	549,522	2,926,818

	Managers Short Duration Government Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	26,799,049	250,778	435,710	8,141,928
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	25,440,680	1,600,018	444,838	8,141,928
Other Changes	25,496,172	1,597,786	391,580	8,141,928

	Managers Intermediate Duration Government Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	4,626,731	133,661	332,257	3,934,136
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	4,566,047	193,561	333,041	3,934,136
Other Changes	4,608,988	183,135	300,527	3,934,136

	All Funds in Trust
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	36,921,178	523,561	1,110,168	13,719,549
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	35,494,400	1,925,115	1,135,392	13,719,549
Other Changes	35,581,474	1,926,523	1,046,912	13,719,549

46

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS FUNDS

EQUITY FUNDS	BALANCED FUNDS

BRANDYWINE

BRANDYWINE BLUE

BRANDYWINE ADVISORS MIDCAP GROWTH

Friess Associates, LLC

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN

YACKTMAN FOCUSED

Yacktman Asset Management LP

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

GW&K FIXED INCOME

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Amundi Smith Breeden LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset value per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Annual Report

Managers Funds

December 31, 2013

Managers AMG Chicago Equity Partners Balanced Fund

Investor Class: **MBEAX** Service Class: **MBESX** Institutional Class: **MBEYX**

Managers High Yield Fund

Investor Class: **MHHAX** Institutional Class: **MHHYX**

Managers AMG GW&K Fixed Income Fund

Investor Class: **MFDAX** Service Class: **MFDSX** Class C: **MFDCX**
Institutional Class: **MFDYX**

Managers
INVESTMENT GROUP

AR002-1213

Managers Funds

Annual Report—December 31, 2013

TABLE OF CONTENTS	Page

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers AMG Chicago Equity Partners Balanced Fund	4

Managers High Yield Fund	15

Managers AMG GW&K Fixed Income Fund	31

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	37

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	40
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	42
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the year

Statements of Changes in Net Assets	43
Detail of changes in assets for the past two years

FINANCIAL HIGHLIGHTS	45
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL HIGHLIGHTS	50

NOTES TO FINANCIAL STATEMENTS	51
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	60

TRUSTEES AND OFFICERS	61

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the Managers Family of Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

Thank you for your investment in The Managers Funds. Our foremost goal at Managers Investment Group (“MIG”) is to provide investment products and solutions that help our shareholders and clients successfully reach their investment goals and objectives. We do this by offering a broad selection of Funds managed by a collection of Affiliated Managers Group’s (“AMG”) Affiliate investment boutiques, along with a complementary series of open-architecture mutual funds.

The past year has been an exciting one for us at MIG. We were pleased to welcome the Brandywine Funds into the Managers Fund Family several months ago. We are excited to begin this new chapter in the 27-year history of the Brandywine Funds, while maintaining shareholders’ access to the same investment process that has guided the Brandywine Funds since their inception using the research-driven investment approach of Friess Associates.

We announced effective November 1, 2013, that the GW&K Small Cap Equity Fund would be closed to new investors with certain limited exceptions. The team at GW&K manages a total of $2.5 billion (as of December 31, 2013) in small-capitalization equities and closing the Fund to new investors allows the team to continue to execute on the investment process that has been effective for more than a decade. We also announced effective December 31, 2013, that Yacktman Fund and Yacktman Focused Fund will be closed to new investors with certain limited exceptions. The team at Yacktman Asset Management manages over $30 billion in U.S. equities and closing these Funds to new investors allows the team to continue to execute on the investment process that has been effective for more than two decades. We will continue to make decisions such as these that we believe are in the best interest of our shareholders.

Risky assets did well in 2013, with U.S. equity markets surpassing all-time highs. Ongoing global monetary easing, a low-yield environment, and healthy U.S. economic growth are supporting investor appetite for risk assets. Despite improving investor sentiment, risks remain, including uncertainty surrounding the Fed’s eventual exit from its ultra-accommodative monetary policy, ongoing fiscal headwinds in the U.S. and slower growth in Emerging Markets. Nevertheless, we are cautiously optimistic about the prospects for the upcoming year and we are confident that our Funds are well positioned to weather an uncertain economic environment.

We thank you for your continued confidence and investment in The Managers Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

The Managers Funds

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended December 31, 2013	Expense Ratio for the Period	Beginning Account Value 07/01/13	Ending Account Value 12/31/13	Expenses Paid During the Period*
Managers AMG Chicago Equity Partners Balanced Fund
Investor Class
Based on Actual Fund Return	1.09%	$1,000	$1,097	$5.76
Hypothetical (5% return before expenses)	1.09%	$1,000	$1,020	$5.55

Service Class
Based on Actual Fund Return	0.91%	$1,000	$1,099	$4.81
Hypothetical (5% return before expenses)	0.91%	$1,000	$1,021	$4.63

Institutional Class
Based on Actual Fund Return	0.84%	$1,000	$1,099	$4.45
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.29

Managers High Yield Fund
Investor Class
Based on Actual Fund Return	1.15%	$1,000	$1,053	$5.95
Hypothetical (5% return before expenses)	1.15%	$1,000	$1,019	$5.85

Institutional Class
Based on Actual Fund Return	0.90%	$1,000	$1,055	$4.66
Hypothetical (5% return before expenses)	0.90%	$1,000	$1,021	$4.58

Managers AMG GW&K Fixed Income Fund
Investor Class
Based on Actual Fund Return	0.84%	$1,000	$1,023	$4.28
Hypothetical (5% return before expenses)	0.84%	$1,000	$1,021	$4.28

Service Class
Based on Actual Fund Return	0.67%	$1,000	$1,023	$3.42
Hypothetical (5% return before expenses)	0.67%	$1,000	$1,022	$3.41

Class C
Based on Actual Fund Return	1.59%	$1,000	$1,019	$8.09
Hypothetical (5% return before expenses)	1.59%	$1,000	$1,017	$8.08

Institutional Class
Based on Actual Fund Return	0.59%	$1,000	$1,024	$3.01
Hypothetical (5% return before expenses)	0.59%	$1,000	$1,022	$3.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

3

Managers AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

For the year ended December 31, 2013, the Managers AMG Chicago Equity Partners Balanced Fund (Institutional Share Class) returned 17.45%, compared to the 17.95% return for its benchmark, which consists of 60% of the return of the Russell 1000® Index and 40% of the return of the Barclays U.S. Aggregate Bond Index. The equity portion of the Fund outperformed the equity index while the fixed income sleeve underperformed which led to the Fund’s overall underperformance versus the blended benchmark. Throughout the year, the Portfolio’s allocation was neutral and in the fourth quarter the Fund moved to a 5% overweight to equities.

EQUITY

The strong 4th quarter rally helped the U.S. stock market finish the year up over 30%, with the S&P 500® Index posting its best return since 1997 and outperforming all other asset classes. The S&P 500 was positive all four quarters in 2013, starting and finishing with similar double digit (10.5%) quarters. The year started with a defensive rally, but changed leadership in May when the Fed first suggested tapering in 2013. Since that time, cyclical stocks have generally outperformed. For the year, small cap stocks outperformed large cap stocks, growth beat value and volatility remained low. The market will likely focus closely on the U.S. economy in 2014 as the Fed continues to taper their asset purchase program and the economy and market are forced to stand on their own.

Regarding stock selection, year-to-date, the overall universe showed good discrimination between top and bottom ranked stocks, but the sectors had mixed performance. The model was inverse in TMT (technology, media and telecom) and energy, but performed well in non-cyclicals, cyclicals and financials on average in 2013. As a result, security selection in technology and energy hindered performance for the year. In the 4th quarter and for the year, value, quality and growth factors were on average positive, and momentum factors underperformed. The defensive rally in the first four months of the year rewarded cheap, quality stocks and we saw our value and quality factors work well during this time. After the Fed spoke in May, the best performing stocks were those that didn’t work well the first four months of the year, especially in technology, and momentum factors underperformed. Quality gave way to growth in the fourth quarter while value made a comeback as the market rose another 10% in the fourth quarter.

FIXED INCOME

Investment grade fixed income markets experienced their share of volatility in 2013. Uncertainty peaked in the second quarter when initial discussions of possible “Tapering” occurred. December, the fourth quarter, and the calendar year were characterized by higher rates and tighter spreads. The lone exception was U.S. Agency debentures, where spreads declined in December and the fourth quarter, but were modestly wider for the year. The interest rate increase resulted in negative total returns across all investment grade sectors for the year. Due to spread tightening and yield advantage all non-Treasury sectors, except U.S. Agencies, had positive excess returns in 2013.

Treasury rates for 10-year maturities were higher by 127 basis points for the year and the option adjusted spread for investment grade corporate bonds measured by the Barclays Corporate Index declined by 27 basis points for the year. The best performing sector of the corporate market by quality rating was “BBB,” which declined 34 basis points. The financial sector was the best performing sector of the corporate market, where spreads declined by 45 basis points in 2013. The Agency MBS sector of the market had tighter spreads as well, declining 15 basis points.

Throughout the year, investor confidence was bolstered by Quantitative Easing (“QE”). One exception was the second quarter when the Federal Reserve hinted it “may” be on the verge of reducing the pace of Treasury and Agency MBS purchases. After assuring markets that the level of QE would decline only if macroeconomic measures demonstrated sufficient strength, investors were once again inclined to add risk to portfolios. In December, as a result of improvement in housing and labor markets, accompanied by stable to falling inflation, the Federal Reserve commenced their exit move by reducing the rate of monthly purchases by $10 billion to $75 billion per month, and reiterating that short term rates would be maintained at near-zero levels for the next several years. Federal Reserve board members also expressed concern about financial asset speculation as a result of low rates and substantial liquidity.

In 2013, the fixed income portion of the Fund was defensively positioned. Focusing on higher quality, lower beta sectors and issuers of the investment grade market resulted in underperformance versus the benchmark. A combination of weak fundamentals and historically high valuations, especially in riskier asset types, prompted this strategic positioning. In our view, investors are not being adequately compensated for the risk they are assuming in this market environment. While several fundamental factors have shown improvement, financial asset valuations have continued to rise. As a result, the divergence between fundamentals and valuations persists in fixed income. We remain vigilant against adding risk to the fixed income portion of the fund without sufficient compensation. We continue to believe our positioning is prudent, is in-line with our stated objectives, and will benefit our clients over a complete market cycle.

This commentary reflects the viewpoints of the portfolio manager, Chicago Equity Partners, as of December 31, 2013 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

The Managers AMG Chicago Equity Partners Balanced Fund’s (“Managers AMG CEP Balanced Fund”) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Investor Class shares on December 31, 2003 to a $10,000 investment made in the benchmarks for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the indices exclude expenses. Past performance is not indicative of future results. Total returns for the Fund would have been lower had certain expenses not been reduced.

4

Managers AMG Chicago Equity Partners Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers AMG CEP Balanced Fund, the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG CEP Balanced Fund[2,3,4,5]
Investor Class	17.14%	12.82%	7.27%	8.09%	01/02/97
Service Class	17.54%	—	—	15.60%	11/30/12
Institutional Class	17.45%	13.12%	7.58%	8.50%	01/02/97
60% Russell 1000®Index6/40% Barclays U.S. Aggregate Index[7]	17.95%	13.09%	6.78%	7.55%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net assets values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall. The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Investments in foreign securities, even though publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments.

[4]

The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[5]

The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during the given periods.

[6]

The Russell 1000® Index measures the performance of approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is unmanaged, is not available for investment, and does not incur expenses.

[7]

The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment grade fixed-rate bond market, including both government and corporate bonds. The Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 1000® Index is a registered trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Not FDIC insured, nor bank guaranteed. May lose value.

5

Managers AMG Chicago Equity Partners Balanced Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Sector	Managers AMG Chicago Equity Partners Balanced Fund**
U.S. Government and Agency Obligations	31.9%
Information Technology	13.3%
Consumer Discretionary	10.5%
Financials	9.2%
Health Care	8.2%
Industrials	8.0%
Consumer Staples	5.8%
Energy	5.2%
Materials	2.6%
Utilities	2.0%
Telecommunication Services	1.5%
Other Assets and Liabilities	1.8%

**	As a percentage of net assets

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
U.S. Treasury Notes, 0.750%, 03/31/18*	2.3%
U.S. Treasury Notes, 3.125%, 05/15/21	2.2
FHLMC, 4.750%, 11/17/15*	1.9
U.S. Treasury Notes, 2.625%, 08/15/20*	1.9
FHLMC, 2.500%, 05/27/16*	1.7
U.S. Treasury Bonds, 4.750%, 02/15/41*	1.6
FNMA 5.000%, 05/11/17	1.5
Exxon Mobil Corp.*	1.3
U.S. Treasury Notes, 0.250%, 09/15/15	1.2
Microsoft Corp.	1.2
Top Ten as a Group	16.8%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

December 31, 2013

	Shares	Value
Common Stocks - 64.4%

Consumer Discretionary - 10.5%
Amazon.com, Inc.*	680	$271,177
Bally Technologies, Inc.*	2,900	227,505
Best Buy Co., Inc.	6,600	263,208
Cablevision Systems Corp.	8,350	149,716
CarMax, Inc.*	800	37,616
CBS Corp., Class B	3,575	227,870
Comcast Corp., Class A	3,250	168,886
Domino’s Pizza, Inc.	2,800	195,020
GameStop Corp., Class A	900	44,334
The Gap, Inc.	6,825	266,721
Gentex Corp.	2,800	92,372
Hanesbrands, Inc.	2,650	186,216
The Home Depot, Inc.	5,925	487,864
Hyatt Hotels Corp., Class A*	900	44,514
Las Vegas Sands Corp.	3,000	236,610
Liberty Interactive Corp., Class A*	2,900	85,115
Lowe’s Cos., Inc.	4,600	227,930
Michael Kors Holdings, Ltd.*	3,825	310,552
Netflix, Inc.*	1,035	381,056
Newell Rubbermaid, Inc.	3,650	118,296
Polaris Industries, Inc.	655	95,394
priceline.com, Inc.*	395	459,148
PulteGroup, Inc.	2,700	54,999
Staples, Inc.	2,700	42,903
Target Corp.	1,350	85,414
Thor Industries, Inc.	1,200	66,276
Total Consumer Discretionary		4,826,712

Consumer Staples - 5.8%
Altria Group, Inc.	2,275	87,337
Archer-Daniels-Midland Co.	6,150	266,910
Brown-Forman Corp., Class B	1,775	134,137
The Coca-Cola Co.	8,375	345,971
Coca-Cola Enterprises, Inc.	475	20,962
Constellation Brands, Inc., Class A*	4,100	288,558
Costco Wholesale Corp.	500	59,505
Green Mountain Coffee Roasters, Inc.	3,150	238,077
The Hershey Co.	1,700	165,291
The JM Smucker Co.	500	51,810
The Kroger Co.	1,025	40,518
Mead Johnson Nutrition Co.	400	33,504
Nu Skin Enterprises, Inc., Class A	2,825	390,472

The accompanying notes are an integral part of these financial statements.

7

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Consumer Staples - 5.8% (continued)
PepsiCo, Inc.	200	$16,588
Philip Morris International, Inc.	325	28,317
Pinnacle Foods, Inc.	2,000	54,920
The Procter & Gamble Co.	995	81,003
Reynolds American, Inc.	5,425	271,196
Safeway, Inc.	2,600	84,682
Total Consumer Staples		2,659,758

Energy - 5.2%
Anadarko Petroleum Corp.	2,175	172,521
Baker Hughes, Inc.	700	38,682
Cheniere Energy, Inc.*	2,925	126,126
Chesapeake Energy Corp.	2,225	60,386
Chevron Corp.	1,550	193,610
Diamond Offshore Drilling, Inc.	850	48,382
Dril-Quip, Inc.*	1,145	125,870
EOG Resources, Inc.	350	58,744
EQT Corp.	325	29,178
Exxon Mobil Corp.	5,770	583,926
Noble Energy, Inc.	1,025	69,813
Oasis Petroleum, Inc.*	2,625	123,296
Occidental Petroleum Corp.	475	45,172
Patterson-UTI Energy, Inc.	1,100	27,852
Phillips 66	825	63,632
RPC, Inc.[1]	4,700	83,895
Schlumberger, Ltd.	1,800	162,198
SM Energy Co.	3,050	253,486
Ultra Petroleum Corp.*,1	4,550	98,508
Total Energy		2,365,277

Financials - 8.9%
The Allstate Corp.	1,850	100,899
American International Group, Inc.	2,200	112,310
Aspen Insurance Holdings, Ltd.	1,000	41,310
Axis Capital Holdings, Ltd.	500	23,785
Bank of America Corp.	14,900	231,993
Capitol Federal Financial, Inc.	2,700	32,697
The Chubb Corp.	600	57,978
CME Group, Inc.	1,600	125,536
Comerica, Inc.	2,900	137,866
Endurance Specialty Holdings, Ltd.	800	46,936
Everest Re Group, Ltd.	550	85,728
Extra Space Storage, Inc.	3,125	131,656
Fidelity National Financial, Inc., Class A	1,925	62,466
First Horizon National Corp.	3,450	40,192
The Goldman Sachs Group, Inc.	300	53,178

The accompanying notes are an integral part of these financial statements.

8

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 8.9% (continued)
JPMorgan Chase & Co.	4,423	$258,657
Legg Mason, Inc.	2,100	91,308
Lincoln National Corp.	875	45,168
M&T Bank Corp.	125	14,552
Mack-Cali Realty Corp.	1,500	32,220
McGraw-Hill Financial, Inc.	1,900	148,580
Moody’s Corp.	1,650	129,475
Piedmont Office Realty Trust, Inc., Class A1	1,900	31,388
The Progressive Corp.	1,100	29,997
Public Storage	1,000	150,520
SLM Corp.	3,200	84,096
Spirit Realty Capital, Inc.	6,700	65,861
State Street Corp.	1,900	139,441
SunTrust Banks, Inc.	4,675	172,087
The Travelers Cos., Inc.	3,450	312,363
US Bancorp	2,300	92,920
Waddell & Reed Financial, Inc., Class A	4,900	319,088
Wells Fargo & Co.	3,725	169,115
Weyerhaeuser Co.	11,350	358,320
XL Group PLC	4,850	154,424
Total Financials		4,084,110

Health Care - 8.2%
AbbVie, Inc.	2,150	113,542
Actavis PLC*	1,240	208,320
Aetna, Inc.	2,325	159,472
Alexion Pharmaceuticals, Inc.*	825	109,774
AmerisourceBergen Corp.	2,000	140,620
Amgen, Inc.	2,383	272,043
Boston Scientific Corp.*	4,900	58,898
The Cooper Cos., Inc.	450	55,728
Cubist Pharmaceuticals, Inc.*	500	34,435
Eli Lilly & Co.	300	15,300
Illumina, Inc.*	1,600	176,992
Jazz Pharmaceuticals PLC*	1,875	237,300
Johnson & Johnson	3,550	325,144
McKesson Corp.	1,100	177,540
Medtronic, Inc.	3,500	200,865
Merck & Co., Inc.	350	17,517
Mylan, Inc.*	4,325	187,705
Patterson Cos., Inc.	2,625	108,150
Pfizer, Inc.	10,857	332,550
Regeneron Pharmaceuticals, Inc.*	1,450	399,098
ResMed, Inc.[1]	4,845	228,103

The accompanying notes are an integral part of these financial statements.

9

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 8.2% (continued)
Salix Pharmaceuticals, Ltd.*	225	$20,236
Stryker Corp.	1,500	112,710
United Therapeutics Corp.*	450	50,886
Total Health Care		3,742,928

Industrials - 6.8%
A. O. Smith Corp.	2,400	129,456
AECOM Technology Corp.*	1,200	35,316
AMERCO*	400	95,136
B/E Aerospace, Inc.*	675	58,745
Colfax Corp.*	1,975	125,788
Con-way, Inc.	1,400	55,594
Crane Co.	1,350	90,788
Delta Air Lines, Inc.	12,800	351,616
Exelis, Inc.	700	13,342
Fluor Corp.	500	40,145
General Dynamics Corp.	450	42,998
General Electric Co.	3,600	100,908
Graco, Inc.	1,200	93,744
Hexcel Corp.*	1,200	53,628
Honeywell International, Inc.	800	73,096
Huntington Ingalls Industries, Inc.	1,650	148,516
IDEX Corp.	1,000	73,850
Illinois Tool Works, Inc.	700	58,856
ITT Corp.	6,000	260,520
Kirby Corp.*	400	39,700
Norfolk Southern Corp.	1,800	167,094
Northrop Grumman Corp.	3,000	343,830
Pall Corp.	900	76,815
Quanta Services, Inc.*	400	12,624
Rockwell Automation, Inc.	1,225	144,746
RR Donnelley & Sons Co.	750	15,210
SPX Corp.	1,800	179,298
Union Pacific Corp.	1,075	180,600
United Technologies Corp.	500	56,900
Total Industrials		3,118,859

Information Technology - 13.3%
Akamai Technologies, Inc.*	1,700	80,206
ANSYS, Inc.*	1,650	143,880
AOL, Inc.*	2,800	130,536
Apple, Inc.	790	443,277
Avago Technologies, Ltd.	2,600	137,514
Booz Allen Hamilton Holding Corp.	3,050	58,407
Broadridge Financial Solutions, Inc.	2,800	110,656

The accompanying notes are an integral part of these financial statements.

10

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 13.3% (continued)
Brocade Communications Systems, Inc.*	16,100	$142,807
Cisco Systems, Inc.	5,625	126,281
Computer Sciences Corp.	2,500	139,700
DST Systems, Inc.	500	45,370
Electronic Arts, Inc.*	12,025	275,854
Facebook, Inc., Class A*	6,800	371,688
First Solar, Inc.*	2,075	113,378
FleetCor Technologies, Inc.*	2,370	277,693
Google, Inc., Class A*	400	448,284
Harris Corp.	2,100	146,601
Hewlett-Packard Co.	6,900	193,062
International Business Machines Corp.	490	91,909
International Rectifier Corp.*	2,200	57,354
Intuit, Inc.	200	15,264
Jack Henry & Associates, Inc.	2,250	133,222
Linear Technology Corp.	1,000	45,550
LinkedIn Corp., Class A*	710	153,949
Microchip Technology, Inc.[1]	1,000	44,750
Microsoft Corp.	14,400	538,992
NCR Corp.*	8,825	300,580
Pandora Media, Inc.*	2,450	65,170
SanDisk Corp.	3,600	253,944
Stratasys, Ltd.*	2,220	299,034
Visa, Inc., Class A	1,425	317,319
Western Digital Corp.	1,000	83,900
Workday, Inc., Class A*	1,850	153,846
Xerox Corp.	1,500	18,255
Xilinx, Inc.	3,200	146,944
Total Information Technology		6,105,176

Materials - 2.6%
Alcoa, Inc.	1,700	18,071
Avery Dennison Corp.	600	30,114
E.I. du Pont de Nemours & Co.	400	25,988
Greif, Inc.	500	26,200
LyondellBasell Industries N.V., Class A	1,600	128,448
Monsanto Co.	1,300	151,515
Packaging Corp. of America	5,100	322,728
PPG Industries, Inc.	525	99,572
United States Steel Corp.	500	14,750
Westlake Chemical Corp.	2,550	311,278
WR Grace & Co.*	600	59,322
Total Materials		1,187,986

Telecommunication Services - 1.5%
AT&T, Inc.	6,700	235,572

The accompanying notes are an integral part of these financial statements.

11

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Telecommunication Services - 1.5% (continued)
Level 3 Communications, Inc.*	2,200	$72,974
Verizon Communications, Inc.	7,725	379,606
Total Telecommunication Services		688,152

Utilities - 1.6%
Ameren Corp.	5,550	200,688
American Water Works Co, Inc.	5,675	239,825
CenterPoint Energy, Inc.	2,850	66,063
Public Service Enterprise Group, Inc.	3,150	100,926
Questar Corp.	3,825	87,937
Vectren Corp.	1,425	50,588
Total Utilities		746,027

Total Common Stocks (cost $24,710,918)		29,524,985

	Principal Amount
Corporate Bonds and Notes - 1.9%

Financials - 0.3%
American Express Co., 7.250%, 05/20/14	$40,000	41,056
General Electric Capital Corp., MTN, Series A, 6.750%, 03/15/32	25,000	31,045
US Bank N.A., Series Y, 4.950%, 10/30/14	55,000	57,104
Total Financials		129,205

Industrials - 1.2%
Altria Group, Inc., 9.700%, 11/10/18	5,000	6,579
AT&T, Inc., 5.100%, 09/15/14	60,000	61,923
ConocoPhillips, 4.600%, 01/15/15	115,000	119,904
International Business Machines Corp., 4.000%, 06/20/42	61,000	54,689
McDonald’s Corp., Series MTN, 6.300%, 10/15/37	15,000	18,340
PepsiCo, Inc., 2.500%, 05/10/16	65,000	67,478
Pfizer, Inc., 6.200%, 03/15/19	45,000	53,405
United Parcel Service, Inc., 6.200%, 01/15/38	45,000	54,882
Verizon Communications, Inc., 3.000%, 04/01/16	80,000	83,470
Wal-Mart Stores, Inc., 6.500%, 08/15/37	30,000	37,653
Total Industrials		558,323

Utilities - 0.4%
Consolidated Edison Co. of New York, Inc., Series 08-B, 6.750%, 04/01/38	45,000	56,958
Dominion Resources, Inc., 4.450%, 03/15/21	25,000	26,547
Georgia Power Co., 5.400%, 06/01/40	15,000	15,716
TransCanada PipeLines, Ltd.,
3.800%, 10/01/20	20,000	20,733
4.875%, 01/15/15	40,000	41,847
Total Utilities		161,801

Total Corporate Bonds and Notes (cost $839,629)		849,329

The accompanying notes are an integral part of these financial statements.

12

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
U.S. Government and Agency Obligations - 31.9%

Federal Home Loan Banks - 0.4%
FHLB, 5.375%, 05/18/16	$165,000	$183,807

Federal Home Loan Mortgage Corporation - 6.2%
FHLMC,
2.500%, 05/27/16	760,000	795,877
3.000%, 03/01/43	278,136	264,350
3.500%, 03/01/42	151,369	150,645
3.750%, 03/27/19	230,000	250,993
4.500%, 11/01/24 to 11/01/39	310,795	329,838
4.750%, 11/17/15	780,000	843,454
5.000%, 12/01/20	19,882	21,145
5.500%, 04/01/38	72,055	78,666
6.000%, 01/01/38 to 06/01/38	80,395	88,830
Total Federal Home Loan Mortgage Corporation		2,823,798

Federal National Mortgage Association - 12.6%
FNMA,
0.375%, 12/21/15[1]	355,000	354,631
1.250%, 01/30/17	200,000	202,559
2.500%, 02/01/23 to 04/01/23	546,999	558,640
3.000%, 08/01/22 to 05/01/43	746,212	724,643
3.500%, 09/01/25 to 07/01/43	1,056,535	1,076,373
4.000%, 08/01/19 to 12/01/41	496,111	518,367
4.500%, 11/01/19 to 05/01/41	453,577	481,963
5.000%, 05/11/17 to 08/01/41	968,021	1,080,687
5.375%, 07/15/16 to 06/12/17	485,000	550,852
5.500%, 02/01/22 to 06/01/38	127,988	140,745
6.000%, 03/01/37 to 06/01/38	56,724	63,286
6.500%, 03/01/37	13,834	15,386
Total Federal National Mortgage Association		5,768,132

U.S. Treasury Obligations - 12.7%
U.S. Treasury Bonds,
3.500%, 02/15/39	200,000	188,406
4.750%, 02/15/41	655,000	753,864
6.250%, 05/15/30	375,000	501,064

The accompanying notes are an integral part of these financial statements.

13

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
U.S. Treasury Obligations - 12.7% (continued)
U.S. Treasury Notes,
0.250%, 09/15/15	$545,000	$544,596
0.750%, 03/31/18	1,100,000	1,068,891
1.000%, 03/31/17	380,000	380,891
2.125%, 02/29/16	220,000	228,061
2.500%, 08/15/23	325,000	312,140
2.625%, 08/15/20	825,000	842,016
3.125%, 05/15/21	980,000	1,021,803
Total U.S. Treasury Obligations		5,841,732

Total U.S. Government and Agency Obligations (cost $14,806,672)		14,617,469

Short-Term Investments - 3.8%

Repurchase Agreements - 1.4%[2]
Morgan Stanley & Co., LLC, dated 12/31/13, due 01/02/14, 0.030%, total to be received $662,193 (collateralized by various U.S. Government Agency Obligations, 1.372% - 8.500%, 05/01/17 - 12/01/44, totaling $675,436)	662,192	662,192

	Shares
Other Investment Companies - 2.4%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	1,103,321	1,103,321
Total Short-Term Investments
(cost $1,765,513)		1,765,513

Total Investments - 102.0% (cost $42,122,732)		46,757,296

Other Assets, less Liabilities - (2.0)%		(902,645)

Net Assets - 100.0%		$45,854,651

The accompanying notes are an integral part of these financial statements.

14

Managers High Yield Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

The Managers High Yield Fund (Institutional Class Shares) returned 6.47% for the year ended December 31, 2013, compared with 7.44% for the Barclays Capital U.S. Corporate High Yield Index (the “Index”).

Despite fluid developments with monetary and fiscal policy, coupled with persistent interest rate pressure, steadily improving macro fundamentals and wide spreads relative to low defaults produced coupon-type returns for high-yield bonds in 2013. Overall, the asset class outperformed Treasuries, investment-grade and emerging market bonds in 2013. Ultimately, investors’ desire for yield and the support of positive corporate fundamentals continued to drive interest in the asset class. Both spreads and yields ultimately tightened considerably during the period. At December 31, high-yield spreads (as measured by the Barclays Capital U.S. Corporate High Yield Bond Index) were 428 basis points (bps), 111 bps tighter for the 12-month period. For the same period, yields fell from 6.13% (at December 31, 2012) to 5.64%.

Riskier CCC-rated bonds outperformed again in 2013 as CCCs returned 13.82%, while single-Bs returned 7.27% and double-Bs returned 5.05%. All sectors provided positive returns with technology, consumer products and building materials leading performance for the year. The lowest-performing sectors for the year were pipelines, retailers and media cable.

For the second consecutive year, the high-yield primary market set a record for new issue volume. High-yield issuers priced a total of approximately $400 billion, nearly a 9% increase over last year’s total. Importantly, despite the pickup in issuance, new-issue quality remained conservative overall, despite the increase in lower-quality issuance during the second half of the year. Refinancing activities continue to dominate the use of proceeds and lower-rated issuance remains well below levels seen prior to the last default cycle.

Retail demand for high-yield bonds weakened in 2013, as rising interest rates and volatility due to uncertainty about monetary and fiscal policy outweighed strong fundamentals and very low default rates. Specifically, high-yield mutual fund flows totaled a net outflow of $4.1 billion in 2013 compared with $29 billion of inflows last year.

Default activity in 2013 was benign, as both default volume and the high-yield default rate reached six-year lows. The trailing 12-month par-weighted high-yield default rate decreased to 0.66%, its lowest level since December 2007. Record capital market conditions have been an important driver of low defaults as issuers continue to refinance at lower rates and extend debt maturity profiles. Default activity is expected to remain low with a forecasted sub-2% default rate through 2015, considerably below historical averages.

The Fund underperformed the benchmark during the year. In addition to the negative impact of cash, underperformance was driven by security selection in the telecommunication, consumer services and media non-cable sectors. The largest detractors came from relative weightings in Sprint Corporation, Springleaf Finance Corporation, DISH DBS Corporation, ArcelorMittal and Reichhold Industries. Alternatively, relative contributions from security selection in the technology, health care and natural gas sectors enhanced performance. Specifically, relative weightings in Reynolds Group, Radiation Therapy Services, Inc., First Data Corp., Marina District Finance Co. and Accellent, Inc. improved results for the year.

Compared to the benchmark at quarter-end, the Fund was overweight in health care, technology and consumer products due to our view of the relative value opportunities within those sectors. The Fund was underweight in metals and mining, electric utilities and oil field services because we have not found these sectors compelling due to challenging fundamental outlooks or rich valuations.

MARKET OUTLOOK

In 2014, we expect improving growth in the U.S. and modestly positive growth globally. We anticipate that corporate earnings will strengthen in 2014 and corporate balance sheets will remain healthy and supportive of valuations. Given attractive financing rates, companies continue to refinance and extend debt-maturity profiles. Mergers-and-acquisition activity, which has been generally constructive for high-yield companies, should accelerate in 2014. Default rates are forecasted to remain below 2% through 2015. We expect tapering to continue throughout 2014 as the U.S. economic data improves, pushing Treasury rates gradually higher throughout the year. Although high yield has shown low or negative correlation with rates historically, given the current spread levels and relative low absolute yields combined with the continued tapering of quantitative easing and associated further rate rises, we believe high yield will be more positively correlated. We also expect the re-emergence of spread and performance volatility around technical pressures resulting from retail fund flows. Importantly, we expect high yield to continue to exhibit strong relative performance versus most other fixed income assets in 2014 as we forecast low single-digit returns for the broader high-yield market. We will continue to utilize our bottom-up, individual security selection investment process to capitalize on dislocations in value and market opportunities.

This commentary reflects the viewpoints of the Fund’s subadvisor, JP Morgan Asset Management as of 12/31/13 and is not intended as a forecast or guarantee of future results.

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers High Yield Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Investor Class shares (formerly Class A shares of the Fund, which were renamed Investor Class shares as of December 1, 2012) on December 31, 2003 to a $10,000 investment made in the Barclays U.S. Corporate High Yield Bond Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns for the Fund would have been lower had certain expenses not been reduced.

15

Managers High Yield Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers High Yield Fund and the Barclays U.S. Corporate High Yield Bond Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years
Managers High Yield Fund[2,3,4]
Investor Class	6.08%	17.49%	7.30%
Institutional Class	6.47%	17.87%	7.64%
Barclays U.S. Corporate High Yield Bond Index[5]	7.44%	18.93%	8.62%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net assets values per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns
[3]

Fixed income funds are subject to risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors’ ability to pay their creditors. Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[4]

The Fund holds securities in which the issuer of the security may default or otherwise be unable to honor a financial obligation. The Fund holds securities rated below investment grade that are especially susceptible to this risk. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[5]

The Barclays U.S. Corporate High Yield Bond Index is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service, Inc.). Unlike the Fund, the Barclays U.S. Corporate High Yield Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

16

Managers High Yield Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Sector	Managers High Yield Fund**
Industrials	86.3%
Financials	6.7%
Utilities	0.7%
Bank Loan Obligations	1.2%
Materials	0.0%#
Other Assets and Liabilities	5.1%

**	As a percentage of net assets
#	Rounds to less than 0.1%

Rating	Managers High Yield Fund†
Baa	2.5%
Ba	37.1%
B	46.3%
Caa	11.4%
Not Rated	2.7%

†	As a percentage of market value of fixed income securities. Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
Sprint Capital Corp., 8.750%, 03/15/32*	1.6%
HCA, Inc., 7.500%, 02/15/22*	1.5
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 9.000%, 04/15/19*	1.1
International Lease Finance Corp., 8.750%, 03/15/17*	0.9
Ally Financial, Inc., 6.250%, 12/01/17*	0.9
First Data Corp., 8.750%, 01/15/22*	0.9
Intelsat Jackson Holdings SA, 7.250%, 10/15/20*	0.9
DISH DBS Corp., 7.875%, 09/01/19*	0.8
Caesars Entertainment Operating Co., Inc., 9.000%, 02/15/20	0.8
HCA Holdings, Inc., 7.750%, 05/15/21*	0.7

Top Ten as a Group	10.1%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

17

Managers High Yield Fund

Schedule of Portfolio Investments

December 31, 2013

	Principal Amount	Value
Bank Loan Obligations - 1.2%
Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, 5.488%, 01/28/18 (01/27/14)[4]	$70,221	$67,187
Clear Channel Communications, Inc., Term Loan, Class B, 3.819%, 01/29/16 (01/31/14)[4]	11,841	11,502
Clear Channel Communications, Inc.,Term Loan D, 6.919%, 01/23/19 (01/31/14)[4]	34,927	33,443
Integra Telecom Holdings, Term Loan,
5.250%, 02/22/19 (01/31/13)[4]	65,000	65,926
5.250%, 02/22/19 (03/31/14)[4]	64,025	64,937
SUPERVALU, Inc. , Term Loan B, 5.000%, 03/21/19 (03/31/14)[4]	103,861	105,051
Vertafore, Inc., 2nd Lien Term Loan, 9.750%, 10/27/17 (03/31/14)[4]	45,000	45,889
Total Bank Loan Obligations (cost $370,326)		393,935

	Shares
Common Stocks - 0.0%#
LyondellBasell Industries N.V., Class A (Materials) (cost $0)	3	241

	Principal Amount
Corporate Bonds and Notes - 93.7%
Financials - 6.7%
Ally Financial, Inc.,
2.926%, 07/18/16 (01/21/14)[4]	$50,000	51,143
4.750%, 09/10/18	40,000	42,000
5.500%, 02/15/17	60,000	65,250
6.250%, 12/01/17	285,000	318,844
7.500%, 09/15/20	90,000	105,188
Bank of America Corp., Series K, 8.000%, 07/29/49[5]	145,000	161,417
Chinos Intermediate Holdings A, Inc., (7.500% Cash or 8.500% PIK), 7.500%, 05/01/19 (a)[6]	45,000	46,125
CIT Group, Inc.,
4.250%, 08/15/17	95,000	99,275
5.250%, 03/15/18	110,000	118,388
5.500%, 02/15/19 (a)	55,000	59,262
Corrections Corp. of America,
4.125%, 04/01/20	65,000	64,025
4.625%, 05/01/23	15,000	14,213
General Motors Financial Co., Inc.,
2.750%, 05/15/16 (a)	30,000	30,450
3.250%, 05/15/18 (a)	15,000	15,038
4.250%, 05/15/23 (a)	30,000	28,612
International Lease Finance Corp.,
5.875%, 04/01/19	160,000	171,200
6.250%, 05/15/19	80,000	87,000
8.750%, 03/15/17 (b)	270,000	319,275
Nuveen Investments, Inc., 9.500%, 10/15/20 (a)	80,000	80,600

The accompanying notes are an integral part of these financial statements.

18

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Financials - 6.7% (continued)
Realogy Corp.,
7.625%, 01/15/20 (a)	$65,000	$73,288
7.875%, 02/15/19 (a)	110,000	121,275
Serta Simmons Holdings LLC, 8.125%, 10/01/20 (a)	180,000	196,650
Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	60,000	63,300
Total Financials		2,331,818

Industrials - 86.3%
Academy, Ltd. / Academy Finance Corp., 9.250%, 08/01/19 (a)	60,000	66,600
Accellent, Inc.,
8.375%, 02/01/17	80,000	84,000
10.000%, 11/01/17	85,000	88,188
Access Midstream Partners, L.P. / ACMP Finance Corp.,
4.875%, 05/15/23	40,000	38,800
5.875%, 04/15/21	20,000	21,400
6.125%, 07/15/22	50,000	53,750
ACCO Brands Corp., 6.750%, 04/30/20	155,000	153,838
ACI Worldwide, Inc., 6.375%, 08/15/20 (a)	50,000	52,375
Activision Blizzard, Inc.,
5.625%, 09/15/21 (a)	20,000	20,750
6.125%, 09/15/23 (a)	10,000	10,450
The ADT Corp.,
3.500%, 07/15/22	10,000	8,720
6.250%, 10/15/21 (a)	45,000	47,306
Aircastle, Ltd.,
4.625%, 12/15/18	40,000	40,400
6.750%, 04/15/17	15,000	16,800
7.625%, 04/15/20	35,000	39,463
9.750%, 08/01/18	75,000	82,125
Alcatel-Lucent USA, Inc., 6.450%, 03/15/29	40,000	35,600
Alere, Inc., 6.500%, 06/15/20	20,000	20,550
Allegion US Holding Co., Inc., Series N, 5.750%, 10/01/21 (a)	30,000	31,350
Alliant Techsystems, Inc., 5.250%, 10/01/21 (a)	35,000	35,262
Allison Transmission, Inc., 7.125%, 05/15/19 (a)	105,000	113,662
AMC Entertainment, Inc.,
8.750%, 06/01/19	40,000	42,950
9.750%, 12/01/20	115,000	132,106
American Axle & Manufacturing, Inc.,
6.250%, 03/15/21	25,000	26,688
7.750%, 11/15/19	75,000	85,688
American Tire Distributors, Inc., 9.750%, 06/01/17	55,000	58,575
Amkor Technology, Inc.,
6.375%, 10/01/22	10,000	10,325
6.625%, 06/01/21	35,000	36,488
7.375%, 05/01/18	25,000	26,500

The accompanying notes are an integral part of these financial statements.

19

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
Amsted Industries, Inc., 8.125%, 03/15/18 (a)	$30,000	$31,688
Anixter, Inc., 5.625%, 05/01/19	35,000	36,969
Antero Resources Finance Corp., 5.375%, 11/01/21 (a)	40,000	40,425
Arch Coal, Inc.,
7.000%, 06/15/19[1]	35,000	28,000
7.250%, 06/15/21	95,000	73,150
8.000%, 01/15/19 (a)[1]	20,000	20,000
Ardagh Packaging Finance PLC, 9.125%, 10/15/20 (a)	200,000	220,000
Armored Autogroup, Inc., 9.250%, 11/01/18	55,000	53,212
Ashland, Inc., 4.750%, 08/15/22 (b)	120,000	114,600
Ashtead Capital, Inc., 6.500%, 07/15/22 (a)	35,000	37,494
Aspect Software, Inc., 10.625%, 05/15/17	55,000	55,688
Associated Materials LLC / AMH New Finance, Inc., 9.125%, 11/01/17	40,000	42,900
Atkore International, Inc., 9.875%, 01/01/18	80,000	86,400
Audatex North America, Inc., 6.000%, 06/15/21 (a)	70,000	73,675
Avaya, Inc., 7.000%, 04/01/19 (a)	105,000	103,425
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.,
4.875%, 11/15/17	5,000	5,275
5.500%, 04/01/23	50,000	48,688
8.250%, 01/15/19	155,000	169,725
B&G Foods, Inc., 4.625%, 06/01/21	25,000	24,062
BC Mountain LLC / BC Mountain Finance, Inc., 7.000%, 02/01/21 (a)	15,000	15,225
Belden, Inc., 5.500%, 09/01/22 (a)	85,000	83,725
Berry Petroleum Co., 6.375%, 09/15/22	40,000	40,900
Biomet, Inc., 6.500%, 08/01/20	165,000	174,075
Blackboard, Inc., 7.750%, 11/15/19 (a)	50,000	49,875
BMC Software Finance, Inc., 8.125%, 07/15/21 (a)	35,000	36,225
BOE Intermediate Holding Corp., (9.000% Cash or 9.750% PIK), 9.000%, 11/01/17 (a)[6]	26,137	27,379
BOE Merger Corp., (9.500% Cash or 10.250% PIK), 9.500%, 11/01/17 (a)[6]	35,000	37,362
Bombardier, Inc.,
6.125%, 01/15/23 (a)	70,000	69,825
7.750%, 03/15/20 (a)	40,000	45,600
BreitBurn Energy Partners, L.P. / BreitBurn Finance Corp.,
7.875%, 04/15/22	95,000	99,275
8.625%, 10/15/20	70,000	75,600
Building Materials Corp. of America,
6.750%, 05/01/21 (a)	65,000	70,525
6.875%, 08/15/18 (a)	30,000	32,025
Bumble Bee Holding, Inc., 9.000%, 12/15/17 (a)	116,000	127,600
BWAY Holding Co., 10.000%, 06/15/18	75,000	81,562

The accompanying notes are an integral part of these financial statements.

20

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
Caesars Entertainment Operating Co., Inc.,
8.500%, 02/15/20	$95,000	$91,734
9.000%, 02/15/20	265,000	259,038
10.000%, 12/15/18	57,000	27,645
11.250%, 06/01/17	115,000	117,300
Caesars Entertainment Resort Properties LLC / Caesars Entertainment Resort Properties, 8.000%, 10/01/20 (a)[1]	75,000	78,375
Case New Holland, Inc., 7.875%, 12/01/17	35,000	41,475
CCO Holdings LLC / CCO Holdings Capital Corp.,
5.250%, 03/15/21 (a)	35,000	33,600
5.250%, 09/30/22	95,000	89,181
7.000%, 01/15/19	145,000	153,156
7.375%, 06/01/20	20,000	21,750
CDW LLC / CDW Finance Corp.,
8.000%, 12/15/18 (b)	13,000	14,235
8.500%, 04/01/19	170,000	188,700
Central Garden and Pet Co., 8.250%, 03/01/18	165,000	161,288
CenturyLink, Inc.,
Series T, 5.800%, 03/15/22	210,000	208,425
Series V, 5.625%, 04/01/20	45,000	46,012
Series W, 6.750%, 12/01/23	45,000	45,788
CEVA Group PLC, 8.375%, 12/01/17 (a)	150,000	157,500
Chesapeake Energy Corp.,
6.125%, 02/15/21	25,000	26,938
6.625%, 08/15/20	75,000	84,188
6.875%, 11/15/20	15,000	17,025
Chiquita Brands International, Inc. / Chiquita Brands LLC, 7.875%, 02/01/21 (a)	70,000	75,950
Chrysler Group LLC / CG Co.-Issuer, Inc., 8.250%, 06/15/21	200,000	228,500
Cinemark USA, Inc.,
4.875%, 06/01/23	25,000	23,625
7.375%, 06/15/21	55,000	61,050
Claire’s Stores, Inc.,
8.875%, 03/15/19	70,000	72,450
9.000%, 03/15/19 (a)	145,000	158,050
Clean Harbors, Inc., 5.250%, 08/01/20	75,000	77,625
Clear Channel Communications, Inc., 9.000%, 03/01/21	115,000	116,725
Clear Channel Worldwide Holdings, Inc.,
6.500%, 11/15/22	85,000	86,594
Series A, 7.625%, 03/15/20	5,000	5,225
Series B, 6.500%, 11/15/22	240,000	246,300
Series B, 7.625%, 03/15/20	105,000	110,906
CNH Capital LLC, 6.250%, 11/01/16	50,000	55,438
Cogent Communications Group, Inc., 8.375%, 02/15/18 (a)	55,000	59,950
CommScope, Inc., 8.250%, 01/15/19 (a)	73,000	80,391

The accompanying notes are an integral part of these financial statements.

21

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
Constellation Brands, Inc., 3.750%, 05/01/21	$20,000	$18,850
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp., 6.125%, 03/01/22 (a)	40,000	41,200
Crosstex Energy, L.P. / Crosstex Energy Finance Corp., 8.875%, 02/15/18	145,000	152,612
Crown Castle International Corp., 5.250%, 01/15/23	75,000	73,875
CSC Holdings LLC, 8.625%, 02/15/19	125,000	147,188
Dana Holding Corp.,
5.375%, 09/15/21	45,000	45,394
6.000%, 09/15/23	15,000	15,112
6.500%, 02/15/19	85,000	90,738
DaVita HealthCare Partners, Inc., 6.625%, 11/01/20	85,000	91,588
Del Monte Corp., 7.625%, 02/15/19	170,000	177,012
Denali Borrower LLC / Denali Finance Corp., 5.625%, 10/15/20 (a)	100,000	99,375
Denbury Resources, Inc.,
4.625%, 07/15/23	45,000	40,838
8.250%, 02/15/20	40,000	44,250
DISH DBS Corp.,
5.125%, 05/01/20	40,000	40,200
5.875%, 07/15/22	135,000	135,675
6.750%, 06/01/21	125,000	133,125
7.875%, 09/01/19	240,000	275,400
DJO Finance LLC / DJO Finance Corp.,
7.750%, 04/15/18	135,000	138,038
8.750%, 03/15/18	45,000	49,612
9.875%, 04/15/18	20,000	21,600
Eagle Midco, Inc., 9.000%, 06/15/18 (a)	30,000	31,425
Easton-Bell Sports, Inc., 9.750%, 12/01/16[1]	145,000	152,070
El Paso LLC, 7.250%, 06/01/18	75,000	85,998
EP Energy LLC / EP Energy Finance, Inc., 9.375%, 05/01/20	125,000	144,844
EP Energy LLC / Everest Acquisition Finance, Inc.,
6.875%, 05/01/19	55,000	59,469
7.750%, 09/01/22	60,000	67,500
Epicor Software Corp., 8.625%, 05/01/19	100,000	109,000
EV Energy Partners, L.P. / EV Energy Finance Corp., 8.000%, 04/15/19	125,000	126,250
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 05/01/20	75,000	80,625
First Data Corp.,
6.750%, 11/01/20 (a)	55,000	57,475
7.375%, 06/15/19 (a)	35,000	37,450
8.250%, 01/15/21 (a)	30,000	32,063
8.875%, 08/15/20 (a)	165,000	183,356
12.625%, 01/15/21	160,000	188,600
First Data Corp., (8.750% Cash or 10.000% PIK), 8.750%, 01/15/22 (a)[6]	290,000	311,025

The accompanying notes are an integral part of these financial statements.

22

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
FMG Resources August 2006 Pty, Ltd.,
6.875%, 02/01/18 (a)[1]	$60,000	$63,300
8.250%, 11/01/19 (a)[1]	115,000	129,519
Fresenius Medical Care US Finance II, Inc., 5.625%, 07/31/19 (a)	50,000	54,250
Gardner Denver, Inc., 6.875%, 08/15/21 (a)[1]	30,000	30,075
GCI, Inc.,
6.750%, 06/01/21	55,000	52,938
8.625%, 11/15/19	70,000	74,725
GenCorp, Inc., 7.125%, 03/15/21	125,000	134,375
General Cable Corp., 6.500%, 10/01/22 (a) (b)	90,000	88,650
General Motors Co., 4.875%, 10/02/23 (a)	215,000	218,762
The Geo Group, Inc.,
5.875%, 01/15/22 (a)	60,000	59,775
6.625%, 02/15/21	100,000	106,250
The Goodyear Tire & Rubber Co.,
6.500%, 03/01/21	40,000	42,600
8.250%, 08/15/20	80,000	89,800
8.750%, 08/15/20	10,000	11,750
Great Lakes Dredge & Dock Corp., 7.375%, 02/01/19	105,000	110,250
Griffon Corp., 7.125%, 04/01/18	70,000	74,550
Gymboree Corp., 9.125%, 12/01/18[1]	80,000	74,100
H&E Equipment Services, Inc., 7.000%, 09/01/22	45,000	49,275
Halcon Resources Corp.,
8.875%, 05/15/21	120,000	121,800
9.250%, 02/15/22 (a)	25,000	25,562
9.750%, 07/15/20 (a)	15,000	15,694
Hanesbrands, Inc., 6.375%, 12/15/20	90,000	98,775
Hawk Acquisition Sub, Inc., 4.250%, 10/15/20 (a)	150,000	145,500
HCA Holdings, Inc.,
6.250%, 02/15/21	45,000	47,194
7.750%, 05/15/21	235,000	257,325
HCA, Inc.,
6.500%, 02/15/20	25,000	27,531
7.500%, 02/15/22	475,000	522,500
HD Supply, Inc.,
8.125%, 04/15/19	120,000	134,250
11.000%, 04/15/20	45,000	53,550
11.500%, 07/15/20	70,000	83,738
Healthcare Technology Intermediate, Inc., (7.375% Cash or 8.125% PIK), 7.375%, 09/01/18 (a)[6]	20,000	20,900
HealthSouth Corp.,
5.750%, 11/01/24	25,000	24,812
7.750%, 09/15/22	44,000	48,400
8.125%, 02/15/20	50,000	55,062

The accompanying notes are an integral part of these financial statements.

23

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
The Hertz Corp.,
5.875%, 10/15/20	$40,000	$41,650
7.500%, 10/15/18	135,000	146,138
Hexion US Finance Corp., 6.625%, 04/15/20	110,000	113,300
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC,
8.875%, 02/01/18	90,000	93,938
9.000%, 11/15/20[1]	50,000	50,125
Hiland Partners, L.P. / Hiland Partners Finance Corp., 7.250%, 10/01/20 (a)	55,000	59,262
The Hillman Group, Inc., 10.875%, 06/01/18	90,000	97,650
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 5.625%, 10/15/21 (a)	50,000	51,969
Hologic, Inc., 6.250%, 08/01/20	100,000	106,000
Hughes Satellite Systems Corp., 6.500%, 06/15/19	60,000	65,250
Huntsman International LLC,
4.875%, 11/15/20	70,000	69,300
8.625%, 03/15/20	45,000	50,006
8.625%, 03/15/21	25,000	28,375
IMS Health, Inc., 6.000%, 11/01/20 (a)	75,000	79,875
Ineos Finance PLC, 8.375%, 02/15/19 (a)	200,000	223,250
Infor US, Inc.,
9.375%, 04/01/19	85,000	96,050
11.500%, 07/15/18	65,000	75,237
Intelsat Jackson Holdings SA,
6.625%, 12/15/22	80,000	82,800
7.250%, 10/15/20	275,000	302,156
7.500%, 04/01/21	35,000	38,763
Intelsat Luxembourg SA, 7.750%, 06/01/21 (a)	115,000	123,769
Interactive Data Corp., 10.250%, 08/01/18	95,000	105,060
Interline Brands, Inc., 7.500%, 11/15/18 (b)	65,000	69,062
Interline Brands, Inc., (10.000% Cash or 10.750% PIK), 10.000%, 11/15/18[6]	25,000	27,438
inVentiv Health, Inc.,
9.000%, 01/15/18 (a)	75,000	78,750
11.000%, 08/15/18 (a) (b)	80,000	71,062
Iron Mountain, Inc., 6.000%, 08/15/23	70,000	72,100
Isle of Capri Casinos, Inc., 5.875%, 03/15/21	95,000	93,812
J. Crew Group, Inc., 8.125%, 03/01/19	40,000	42,200
J.C. Penney Corp., Inc.,
5.750%, 02/15/18	35,000	29,050
6.375%, 10/15/36	60,000	45,150
7.950%, 04/01/17	15,000	13,162
Jack Cooper Finance Co., 9.250%, 06/01/20 (a)	20,000	21,625
Jack Cooper Holdings Corp., 9.250%, 06/01/20 (a)	50,000	54,062
James River Coal Co., 7.875%, 04/01/19	35,000	9,625
Jarden Corp., 7.500%, 01/15/20	100,000	108,500
Kinetic Concepts, Inc. / KCI USA, Inc., 10.500%, 11/01/18 (b)	150,000	173,250

The accompanying notes are an integral part of these financial statements.

24

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
Kodiak Oil & Gas Corp.,
5.500%, 01/15/21	$10,000	$10,025
5.500%, 02/01/22	10,000	10,000
8.125%, 12/01/19	90,000	100,350
L Brands, Inc., 6.625%, 04/01/21	90,000	99,225
Legacy Reserves, L.P. / Legacy Reserves Finance Corp., 8.000%, 12/01/20 (a)	70,000	73,150
Level 3 Financing, Inc.,
8.125%, 07/01/19	80,000	88,200
8.625%, 07/15/20	65,000	73,125
Libbey Glass, Inc., 6.875%, 05/15/20	52,000	56,420
Linn Energy LLC/Linn Energy Finance Corp.,
7.000%, 11/01/19 (a) (b)	50,000	50,750
7.750%, 02/01/21	155,000	164,688
LSB Industries, Inc., 7.750%, 08/01/19 (a)	85,000	89,675
Magnachip Semiconductor Corp., 6.625%, 07/15/21	70,000	71,575
The Manitowoc Co., Inc., 8.500%, 11/01/20	100,000	114,000
ManTech International Corp., 7.250%, 04/15/18	50,000	52,750
Marina District Finance Co., Inc., 9.875%, 08/15/18	125,000	135,781
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp., 5.500%, 02/15/23	70,000	70,875
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 9.750%, 04/01/21 (a)	35,000	38,850
MEG Energy Corp.,
6.375%, 01/30/23 (a)	45,000	45,506
7.000%, 03/31/24 (a)	60,000	60,900
Memorial Production Partners, L.P. / Memorial Production Finance Corp.,
7.625%, 05/01/21 (a)	15,000	15,488
7.625%, 05/01/21	40,000	41,300
MetroPCS Wireless, Inc.,
6.250%, 04/01/21 (a)	45,000	46,856
7.875%, 09/01/18	5,000	5,381
MGM Resorts International,
5.250%, 03/31/20	90,000	89,550
6.750%, 10/01/20	145,000	155,512
7.750%, 03/15/22	85,000	95,412
8.625%, 02/01/19	170,000	200,175
Michaels FinCo Holdings LLC / Michaels FinCo, Inc., (7.500% Cash or 8.250% PIK), 7.500%, 08/01/18 (a)[6]	40,000	41,800
Michaels Stores, Inc., 7.750%, 11/01/18	135,000	147,150
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC,
9.250%, 06/01/21	40,000	42,000
10.750%, 10/01/20	50,000	54,625
Mueller Water Products, Inc., 8.750%, 09/01/20	30,000	33,750
Neiman Marcus Group, Ltd., Inc., 8.000%, 10/15/21 (a)	30,000	31,500
Neiman Marcus Group, Ltd., Inc. (8.750% Cash or 9.500% PIK), 8.750%, 10/15/21 (a)[6]	20,000	21,050
Nexeo Solutions LLC / Nexeo Solutions Finance Corp., 8.375%, 03/01/18	75,000	74,813
Nexstar Broadcasting, Inc., 6.875%, 11/15/20	85,000	91,375

The accompanying notes are an integral part of these financial statements.

25

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
The Nielsen Co. Luxembourg SARL, 5.500%, 10/01/21 (a)	$30,000	$30,525
Nielsen Finance LLC / Nielsen Finance Co., 4.500%, 10/01/20	20,000	19,550
NII International Telecom SCA, 7.875%, 08/15/19 (a)	40,000	30,400
Noranda Aluminum Acquisition Corp., 11.000%, 06/01/19 (a)	35,000	29,925
Novelis, Inc.,
8.375%, 12/15/17	65,000	69,509
8.750%, 12/15/20	25,000	27,938
NXP, B.V. / NXP Funding LLC, 5.750%, 02/15/21 (a)	200,000	210,000
Oasis Petroleum, Inc., 6.875%, 03/15/22 (a)	50,000	53,250
Oshkosh Corp., 8.500%, 03/01/20	35,000	38,850
Packaging Dynamics Corp., 8.750%, 02/01/16 (a)	50,000	51,531
PAETEC Holding Corp., 9.875%, 12/01/18	95,000	106,638
Party City Holdings, Inc., 8.875%, 08/01/20	130,000	146,250
PC Nextco Holdings LLC / PC Nextco Finance, Inc., (8.750% Cash or 9.500% PIK), 8.750%, 08/15/19 (a)[6]	30,000	30,938
Peabody Energy Corp.,
6.000%, 11/15/18	35,000	37,450
6.250%, 11/15/21[1]	70,000	71,050
Petco Animal Supplies, Inc., 9.250%, 12/01/18 (a)	80,000	86,200
Plains Exploration & Production Co.,
6.500%, 11/15/20	145,000	160,206
6.875%, 02/15/23	75,000	84,000
PNK Finance Corp., 6.375%, 08/01/21 (a)	20,000	20,550
Polymer Group, Inc., 7.750%, 02/01/19	105,000	112,481
PolyOne Corp., 7.375%, 09/15/20	70,000	77,612
Polypore International, Inc., 7.500%, 11/15/17	45,000	47,672
Post Holdings, Inc.,
6.750%, 12/01/21 (a)	20,000	20,750
7.375%, 02/15/22 (a)	10,000	10,750
7.375%, 02/15/22	125,000	134,375
QR Energy, L.P. / QRE Finance Corp., 9.250%, 08/01/20	60,000	62,400
Quebecor Media, Inc., 5.750%, 01/15/23	80,000	77,800
Quebecor World, Escrow, 0.000%, 08/01/27[7]	165,000	1,856
Radiation Therapy Services, Inc.,
8.875%, 01/15/17	60,000	60,900
9.875%, 04/15/17	90,000	79,650
Radio Systems Corp., 8.375%, 11/01/19 (a)	65,000	71,500
Rain CII Carbon LLC / CII Carbon Corp., 8.000%, 12/01/18 (a)	30,000	31,200
Regency Energy Partners, L.P. / Regency Energy Finance Corp., 5.500%, 04/15/23	45,000	44,100
Reichhold Industries, Inc., (9.000% Cash or 11.000% PIK), 9.000%, 05/08/17 (a)[6]	143,172	83,756
Rentech Nitrogen Partners, L.P. / Rentech Nitrogen Finance Corp., 6.500%, 04/15/21 (a)	40,000	38,800
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu,
5.750%, 10/15/20	145,000	148,625
9.000%, 04/15/19	355,000	382,513
9.875%, 08/15/19	100,000	111,750

The accompanying notes are an integral part of these financial statements.

26

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
RHP Hotel Properties, L.P. / RHP Finance Corp., 5.000%, 04/15/21	$25,000	$24,812
Rite Aid Corp., 9.250%, 03/15/20	35,000	40,338
RKI Exploration & Production LLC / RKI Finance Corp., 8.500%, 08/01/21 (a)	55,000	58,162
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	40,000	41,050
RR Donnelley & Sons Co., 7.000%, 02/15/22	15,000	16,200
RSI Home Products, Inc., 6.875%, 03/01/18 (a)	30,000	31,575
Sabine Pass Liquefaction LLC, 5.625%, 02/01/21 (a)	100,000	98,250
Sabre, Inc., 8.500%, 05/15/19 (a)	180,000	200,475
Sally Holdings LLC / Sally Capital, Inc.,
5.500%, 11/01/23	20,000	19,900
5.750%, 06/01/22	35,000	36,575
6.875%, 11/15/19	75,000	83,250
Samson Investment Co., 10.500%, 02/15/20 (a) (b)	40,000	43,800
SandRidge Energy, Inc.,
7.500%, 03/15/21	30,000	31,575
8.125%, 10/15/22	45,000	47,925
SBA Telecommunications, Inc.,
5.750%, 07/15/20	45,000	47,025
8.250%, 08/15/19	44,000	47,410
Schaeffler Finance, B.V., 8.500%, 02/15/19 (a)	200,000	226,000
The Scotts Miracle-Gro Co., 6.625%, 12/15/20	60,000	64,950
Sealed Air Corp.,
6.500%, 12/01/20 (a)	30,000	32,400
8.375%, 09/15/21 (a)	85,000	96,900
Sensata Technologies, B.V., 6.500%, 05/15/19 (a)	135,000	145,462
Service Corp. International,
5.375%, 01/15/22 (a)	10,000	10,175
7.000%, 06/15/17	60,000	67,500
7.000%, 05/15/19	50,000	53,750
7.500%, 04/01/27	60,000	63,600
ServiceMaster Co., 7.000%, 08/15/20	60,000	59,775
Sinclair Television Group, Inc.,
5.375%, 04/01/21	90,000	89,100
6.125%, 10/01/22	35,000	35,525
Sirius XM Holdings, Inc.,
4.250%, 05/15/20 (a)	100,000	94,750
4.625%, 05/15/23 (a)	10,000	9,075
5.750%, 08/01/21 (a)[1]	60,000	60,900
Spectrum Brands Escrow Corp.,
6.375%, 11/15/20 (a)	25,000	26,750
6.625%, 11/15/22 (a)	25,000	26,656
Spectrum Brands, Inc., 6.750%, 03/15/20	35,000	37,844
Sprint Capital Corp., 8.750%, 03/15/32	495,000	533,362

The accompanying notes are an integral part of these financial statements.

27

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
Sprint Communications, Inc.,
7.000%, 03/01/20 (a)	$30,000	$33,600
9.000%, 11/15/18 (a)	180,000	217,350
Sprint Corp.,
7.125%, 06/15/24 (a)	35,000	35,613
7.250%, 09/15/21 (a)	40,000	43,100
7.875%, 09/15/23 (a)	80,000	86,200
SSI Investments II, Ltd. / SSI Co-Issuer LLC, 11.125%, 06/01/18	100,000	109,000
SunEdison, Inc., 7.750%, 04/01/19	85,000	91,375
SunGard Data Systems, Inc.,
6.625%, 11/01/19	80,000	84,400
7.375%, 11/15/18	75,000	79,594
7.625%, 11/15/20	20,000	21,900
Tekni-Plex, Inc., 9.750%, 06/01/19 (a)	27,000	30,780
Tempur Sealy International, Inc., 6.875%, 12/15/20	45,000	49,275
Tenet Healthcare Corp.,
4.750%, 06/01/20	100,000	98,250
6.000%, 10/01/20 (a)	90,000	94,106
8.000%, 08/01/20	205,000	223,194
8.125%, 04/01/22	80,000	86,400
Terex Corp.,
6.000%, 05/15/21	100,000	103,875
6.500%, 04/01/20	60,000	64,500
Tervita Corp., 8.000%, 11/15/18 (a)	65,000	67,438
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.,
5.875%, 10/01/20 (a)	30,000	30,825
5.875%, 10/01/20	55,000	56,512
6.125%, 10/15/21	30,000	31,050
T-Mobile USA, Inc.,
6.633%, 04/28/21	45,000	47,531
6.731%, 04/28/22	115,000	120,319
Trinidad Drilling, Ltd., 7.875%, 01/15/19 (a)	70,000	74,725
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 8.750%, 02/01/19 (a)	80,000	83,000
Triumph Group, Inc., 4.875%, 04/01/21	50,000	48,750
tw telecom holdings, Inc., 5.375%, 10/01/22 (a)	40,000	39,400
UCI International, Inc., 8.625%, 02/15/19	110,000	110,550
United Rentals North America, Inc.,
7.375%, 05/15/20	50,000	55,687
7.625%, 04/15/22	25,000	27,906
8.250%, 02/01/21	135,000	152,887
8.375%, 09/15/20[1]	15,000	16,800
9.250%, 12/15/19	85,000	95,200
United Surgical Partners International, Inc., 9.000%, 04/01/20	90,000	101,250
UPCB Finance III, Ltd., 6.625%, 07/01/20 (a)	150,000	160,125

The accompanying notes are an integral part of these financial statements.

28

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 86.3% (continued)
UPCB Finance VI, Ltd., 6.875%, 01/15/22 (a)	$150,000	$160,125
Vail Resorts, Inc., 6.500%, 05/01/19	130,000	138,450
Valeant Pharmaceuticals International,
6.750%, 08/15/21 (a)	100,000	106,500
7.000%, 10/01/20 (a)	55,000	59,537
7.250%, 07/15/22 (a)	170,000	183,812
7.500%, 07/15/21 (a)	130,000	143,325
Videotron, Ltd., 5.000%, 07/15/22	20,000	19,650
Virgin Media Secured Finance PLC, 5.375%, 04/15/21 (a)	200,000	201,000
Visteon Corp., 6.750%, 04/15/19	82,000	87,535
Vulcan Materials Co.,
7.000%, 06/15/18	10,000	11,425
7.500%, 06/15/21	65,000	74,425
Watco Cos LLC / Watco Finance Corp., 6.375%, 04/01/23 (a)	40,000	39,800
WESCO Distribution, Inc., 5.375%, 12/15/21 (a)	15,000	15,037
Whiting Petroleum Corp., 5.750%, 03/15/21	150,000	155,625
The William Carter Co., 5.250%, 08/15/21 (a)	15,000	15,300
Wind Acquisition Finance SA, 7.250%, 02/15/18 (a)	200,000	211,500
Windstream Corp.,
6.375%, 08/01/23	55,000	51,700
7.500%, 04/01/23	100,000	101,000
7.750%, 10/15/20	15,000	15,994
7.750%, 10/01/21	95,000	101,175
WMG Acquisition Corp.,
6.000%, 01/15/21 (a)	31,000	32,356
11.500%, 10/01/18	35,000	40,425
Zayo Group LLC / Zayo Capital, Inc., 8.125%, 01/01/20	60,000	66,000
Total Industrials		29,793,926

Utilities - 0.7%
The AES Corp.,
7.375%, 07/01/21	5,000	5,662
8.000%, 06/01/20	40,000	47,000
Calpine Corp., 7.500%, 02/15/21 (a)	67,000	73,449
NRG Energy, Inc.,
7.625%, 01/15/18	40,000	45,800
7.875%, 05/15/21	20,000	22,250
8.250%, 09/01/20	30,000	33,375
Total Utilities		227,536

Total Corporate Bonds and Notes (cost $31,040,792)		32,353,280

The accompanying notes are an integral part of these financial statements.

29

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments - 5.1%

Repurchase Agreements - 1.6%[2]
Morgan Stanley & Co., LLC, dated 12/31/13, due 01/02/14, 0.030%, total to be received $558,955 (collarteralized by various U.S. Government Agency Obligations, 1.372% - 8.500%, 05/01/17 - 12/01/44, totaling $570,133)	$558,954	$558,954

	Shares
Other Investment Companies - 3.5%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	1,198,514	1,198,514
Total Short-Term Investments (cost $1,757,468)		1,757,468

Total Investments - 100.0% (cost $33,168,586)		34,504,924

Other Assets, less Liabilities - 0.0%		11,694

Net Assets - 100.0%		$34,516,618

The accompanying notes are an integral part of these financial statements.

30

Managers AMG GW&K Fixed Income Fund

Portfolio Manager’s Comments

THE YEAR IN REVIEW

Managers AMG GW&K Fixed Income Fund (Institutional Class) returned 0.46% for the year ended December 31, 2013, outpacing the return of (2.02)% for the Barclays U.S. Aggregate Bond Index (“the Index”).

Looking back at 2013, remarks by the Fed had the most visible impact on the fixed income markets. Treasury yields were relatively range-bound for the first four months of the year before rising aggressively throughout the summer as the Fed appeared to signal that tapering was imminent. In the process, 10-year yields touched multi-year highs. The increase in yields was temporarily interrupted by both the Fed’s decision to refrain from tapering in September and the ensuing fiscal drama stemming from the government shutdown in October. However, a quick resolution to the political standoff and the encouraging economic data in the last two months of the year affirmed the outlook for the economy and put tapering back on the table. The rest is history.

Through December, every sector of the taxable bond market had negative returns except high yield. The sharp rise in interest rates drove a negative return for the Index of (2.02)%, its worst annual showing since 1999. In a year of many records, this represented only the third calendar year since the inception of the Index in 1976 that total returns were negative. The curve steepened, with front-end yields ending the year relatively close to where they started, but with 10-year and 30-year yields at their highs for the year. On a total return basis, two-year Treasuries returned 0.30%, while the long bond lost (15.03)%. Investment grade corporate bonds were also hurt by higher yields and lost (1.53)%, though the rally in spreads during the fourth quarter allowed excess returns to finish at a respectable 2.86%. Despite temporary underperformance during the dramatic rate backup from June until September, the high yield market delivered a welcomed positive total return in 2013, as the flow of central bank money and relatively low interest rates pushed investors into higher yielding assets. The sector ended the year with a coupon-like total return of 7.44%, as spreads tightened 129 basis points. Excess returns for high yield finished at 9.23%. Mortgage-backed securities, arguably the most sensitive to quantitative easing, took the rumors and announcement of tapering in stride. Spreads were 16 basis points tighter on the year, driving total and excess returns of -1.41% and 0.98%, respectively.

LOOKINGFORWARD

In 2014, we expect to see slightly higher rates and modestly tighter spreads based upon a steady winding down of the Fed’s massive quantitative easing program, an adequately improving economy, and low defaults. A major caveat for the market will be whether the Fed’s “qualitative” approach to strengthening rate guidance will be sufficient to anchor rates as quantitative easing tapering begins. Any string of economic data that surprises to the upside could cause the market to re-price expectations quickly.

We remain approximately one-half year underweight duration relative to our benchmarks. While we expect rates to grind marginally higher next year, we believe we are approaching the upper bound for the 10-year Treasury (3.25%-3.50%) given the tenuous nature of this recovery, the lack of inflationary pressures, and the Fed’s commitment to keep rates lower for longer.

Against this backdrop, the carry trade environment will persist, and credit should perform well. We remain overweight the intermediate part of the curve and continue to favor credit risk over duration risk. While we recognize that return opportunities from here are limited in corporate bonds, excess returns should be better than the alternatives. Fundamentals are solid and valuations are not yet at extreme levels. Higher yields will keep flows coming into the sector with institutional buyers offsetting retail outflows. We expect modest spread tightening as the economy continues to improve. In our opinion, the risks to corporate bonds would come from an unexpected monetary tightening, a spike in default rates or sharply higher interest rates. None of these are likely in 2014.

In high grade corporates, we continue to focus on some of the widest spread industrial sectors, which should benefit the most from stronger global growth. Within the high yield sector, we remain invested in the higher quality BB/B-rated segment of the market. The limited interest rate sensitivity and low embedded default risk inherent to single-B rated bonds make them particularly attractive in an environment of heightened macro risks and the ongoing quest for income.

We continue to be relatively neutral in mortgage-backed securities. As interest rates rise, our primary concern shifts from prepayment risk to extension risk. We continue to emphasize higher-coupon, seasoned, specified-pools that should help protect us from any serious duration spikes. MBS performance has been dominated by uncertainty arising from QE3 exit strategies, GSE reform, and FHFA leadership changes. Spreads could come under pressure as we transition to a new regime where money managers become the marginal buyer as the Fed moves to the sidelines. We may look to go underweight mortgage-backed securities in 2014.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, as of December 31, 2013 and is not intended as a forecast or guarantee of future results

CUMULATIVE TOTAL RETURN PERFORMANCE

Managers AMG GW&K Fixed Income Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The chart compares a hypothetical $10,000 investment made in the Fund’s Investor Class shares on December 31, 2003, with a $10,000 investment made in the Barclays U.S. Aggregate Bond Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Past performance is not indicative of future results. Total returns for the Fund would have been lower had certain expenses not been reduced.

31

Managers AMG GW&K Fixed Income Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the Managers AMG GW&K Fixed Income Fund and the Barclays U.S. Aggregate Bond Index for the same time periods ended December 31, 2013.

	Average Annual Total Returns[1]
	One Year	Five Years	Ten Years	Since Inception	Inception Date
Managers AMG GW&K Fixed Income Fund[2,3,4,5,6]
Investor Class	0.29%	9.24%	5.48%	6.18%	01/02/97
Service Class	0.41%	—	—	0.62%	11/30/12
Class C7	(0.59)%	8.40%	4.70%	5.39%	03/05/98
Institutional Class	0.46%	9.50%	5.76%	6.60%	01/02/97
Barclays U.S. Aggregate Bond Index[8]	(2.02)%	4.44%	4.55%	5.72%	01/02/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com. Current net asset values per share for each Fund are available on the Funds Web site at www.managersinvest.com.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit our Web site at www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Funds are distributed by Managers Distributors, Inc., member FINRA.

†	Date reflects inception date of the Fund, not the index.
[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of December 31, 2013. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Fixed income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors.
[4]	High Yield bonds (also known as “junk bonds”) are subject to additional risks such as the risk of default.
[5]	Changing interest rates may adversely affect the value of a fixed income investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[6]	Market risk associated with equity securities may become more pronounced for the Fund.
[7]	Closed to new investments.
[8]

The Barclays U.S. Aggregate Bond Index is an index of the U.S. investment grade, fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Barclays U.S. Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

32

Managers AMG GW&K Fixed Income Fund

Fund Snapshots

December 31, 2013

Portfolio Breakdown (unaudited)

Sector	Managers AMG GW&K Fixed Income Fund**
Industrials	45.5%
U.S. Government and Agency Obligations	27.2%
Financials	16.5%
Municipal Bonds	6.7%
Other Assets and Liabilities	4.1%

**	As a percentage of net assets

Rating	Managers AMG GW&K Fixed Income Fund†
U.S. Treasury	0.6%
U.S. Agency	27.8%
Aa	3.4%
A	13.7%
Baa	36.8%
Ba	11.8%
B	5.9%

†	As a percentage of market value of fixed income securities. Chart does not include equity securities.

Top Ten Holdings (unaudited)

Security Name	% of Net Assets
FNMA, 5.500%, 02/01/39*	5.1%
FHLMC Gold Pool, 5.000%, 10/01/36*	4.6
FNMA, 4.500%, 05/01/39*	3.7
FNMA, 6.000%, 06/01/36*	3.3
FNMA, 5.500%, 05/01/25*	2.2
American Tower Corp., 7.250%, 05/15/19*	2.1
FNMA, 6.000%, 10/01/39	2.1
Weyerhaeuser Co.	2.0
The Williams Cos, Inc.	2.0
FHLMC Gold Pool, 5.000%, 06/01/26*	2.0
Top Ten as a Group	29.1%

*	Top Ten Holding at June 30, 2013

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

33

Managers AMG GW&K Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2013

	Principal Amount	Value
Corporate Bonds and Notes - 62.0%
Financials - 16.5%
American Tower Corp., 7.250%, 05/15/19	$2,020,000	$2,386,382
Associates Corp. of North America, 6.950%, 11/01/18	1,000,000	1,191,057
Bank of America Corp., Series M, 8.125%, 12/29/49[5]	1,000,000	1,123,953
General Electric Capital Corp., Series GMTN, 6.000%, 08/07/19	1,000,000	1,174,733
General Motors Financial Co., Inc., 4.250%, 05/15/23 (a)	1,000,000	953,750
The Goldman Sachs Group, Inc., 6.125%, 02/15/33	1,970,000	2,222,416
International Lease Finance Corp., 8.250%, 12/15/20	900,000	1,055,250
JPMorgan Chase & Co., Series 1, 7.900%, 04/29/49[5]	1,525,000	1,682,862
Morgan Stanley, Series GMTN, 5.500%, 07/28/21	1,000,000	1,119,208
The PNC Financial Services Group, Inc., 6.750%, 07/29/49[5]	1,700,000	1,776,461
Wells Fargo & Co., Series K, 7.980%, 03/29/49[5]	1,500,000	1,680,000
Weyerhaeuser Co., 8.500%, 01/15/25	1,825,000	2,329,189
Total Financials		18,695,261
Industrials - 45.5%
American Axle & Manufacturing, Inc., 6.625%, 10/15/22	600,000	634,500
ArcelorMittal, 10.350%, 06/01/19 (b)	830,000	1,054,100
AutoNation, Inc., 6.750%, 04/15/18	450,000	523,125
Boston Scientific Corp., 6.000%, 01/15/20	975,000	1,120,768
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp., 7.625%, 01/15/22 (a)	600,000	607,500
CBS Corp., 8.875%, 05/15/19	930,000	1,190,355
CenturyLink, Inc., Series S, 6.450%, 06/15/21	1,055,000	1,102,475
CF Industries, Inc., 7.125%, 05/01/20	1,860,000	2,183,024
Chesapeake Energy Corp., 6.125%, 02/15/21	1,080,000	1,163,700
Chrysler Group LLC / CG Co-Issuer, Inc., 8.000%, 06/15/19	650,000	721,500
Comcast Corp., 7.050%, 03/15/33	1,000,000	1,213,255
Continental Resources, Inc., 5.000%, 09/15/22	600,000	624,000
CRH America, Inc., 8.125%, 07/15/18	1,000,000	1,226,117
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.200%, 03/15/20	2,000,000	2,180,846
Domtar Corp., 10.750%, 06/01/17	960,000	1,199,080
Energy Transfer Equity, L.P., 7.500%, 10/15/20	1,020,000	1,150,050
Ford Motor Co., 7.450%, 07/16/31	990,000	1,215,615
Freeport-McMoRan Copper & Gold, Inc., 3.550%, 03/01/22	850,000	809,250
Frontier Communications Corp., 8.500%, 04/15/20	700,000	787,500
The Gap, Inc., 5.950%, 04/12/21	1,095,000	1,211,750
Georgia-Pacific LLC, 8.000%, 01/15/24	945,000	1,218,475
Hornbeck Offshore Services, Inc., 5.875%, 04/01/20	950,000	985,625
Host Hotels & Resorts, L.P., 4.750%, 03/01/23	1,180,000	1,190,161
Huntsman International LLC, 8.625%, 03/15/21	1,000,000	1,135,000
International Paper Co., 7.500%, 08/15/21	990,000	1,215,460
L-3 Communications Corp., 4.950%, 02/15/21	1,610,000	1,686,496
Lear Corp., 4.750%, 01/15/23 (a)	1,000,000	942,500

The accompanying notes are an integral part of these financial statements. 34

Managers AMG GW&K Fixed Income Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 45.5% (continued)
Lubrizol Corp., 8.875%, 02/01/19	$915,000	$1,188,409
The Mosaic Co., 4.250%, 11/15/23	1,200,000	1,187,480
NuStar Logistics, L.P., 6.750%, 02/01/21	280,000	290,337
Offshore Group Investment, Ltd., 7.500%, 11/01/19[1]	500,000	546,250
Owens Corning, 4.200%, 12/15/22	1,000,000	956,684
Plains Exploration & Production Co., 6.750%, 02/01/22	425,000	468,474
QVC, Inc., 5.125%, 07/02/22	1,000,000	990,792
Rio Tinto Finance USA, Ltd., 9.000%, 05/01/19	1,290,000	1,686,118
The Ryland Group, Inc., 6.625%, 05/01/20	1,000,000	1,062,500
Teck Resources, Ltd., 6.125%, 10/01/35	1,740,000	1,720,260
Teekay Corp., 8.500%, 01/15/20	1,100,000	1,194,875
Thompson Creek Metals Co., Inc., 9.750%, 12/01/17[1]	525,000	580,125
T-Mobile USA, Inc., 6.633%, 04/28/21	250,000	264,063
Trinidad Drilling, Ltd., 7.875%, 01/15/19 (a)	1,000,000	1,067,500
United Continental Holdings, Inc., 6.375%, 06/01/18[1]	1,000,000	1,047,500
United Rentals North America, Inc., 8.250%, 02/01/21	750,000	849,375
Valero Energy Corp., 9.375%, 03/15/19	965,000	1,245,014
Verizon Communications, Inc., 5.150%, 09/15/23	1,000,000	1,075,754
Weatherford International, Ltd./Bermuda, 9.625%, 03/01/19	1,305,000	1,678,528
The Williams Cos, Inc., 8.750%, 03/15/32	1,945,000	2,276,342
Total Industrials		51,668,607
Total Corporate Bonds and Notes (cost $71,789,327)		70,363,868
Municipal Bonds - 6.7%
California State General Obligation, Build America Bonds, 7.550%, 04/01/39	1,700,000	2,200,599
Illinois State General Obligation, 5.365%, 03/01/17	1,700,000	1,850,331
JobsOhio Beverage System, Series B, 3.985%, 01/01/29	1,445,000	1,333,749
Metropolitan Transportation Authority NY Revenue, Build America Bonds, 6.668%, 11/15/39	885,000	1,035,769
New Jersey Economic Development Authority, 7.425%, 02/15/29 (National Insured)[8]	1,000,000	1,207,400
Total Municipal Bonds (cost $8,232,918)		7,627,848

U.S. Government and Agency Obligations - 27.2%
Federal Home Loan Mortgage Corporation - 6.6%
FHLMC Gold Pool, 5.000%, 06/01/26 to 10/01/36	6,953,461	7,474,548
Federal National Mortgage Association - 20.1%
FNMA,
4.500%, 05/01/39	3,946,050	4,195,399
5.000%, 08/01/35	1,881,221	2,045,357
5.500%, 05/01/25 to 02/01/39	9,454,690	10,403,571
6.000%, 06/01/36 to 10/01/39	5,498,318	6,121,284
Total Federal National Mortgage Association		22,765,611
U.S. Treasury Obligations - 0.5%
United States Treasury Notes, 3.500%, 05/15/20	550,000	593,506
Total U.S. Government and Agency Obligations (cost $30,834,621)		30,833,665

The accompanying notes are an integral part of these financial statements. 35

Managers AMG GW&K Fixed Income Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments - 5.3%
Repurchase Agreements - 1.0%[2]
Citigroup Global Markets Inc., dated 12/31/13, due 01/02/14, 0.020%, total to be received $1,000,001 (collateralized by various U.S. Government Agency Obligations, 2.080% - 11.000%, 12/15/15 - 08/15/53, totaling $1,020,000)	$1,000,000	$1,000,000
RBC Capital Markets LLC, dated 12/31/13, due 01/02/14, 0.001%, total to be received $132,284 (collateralized by various U.S. Government Agency Obligations, 0.000% - 2.500%, 01/23/14 - 08/15/23, totaling $134,930)	132,284	132,284
Total Repurchase Agreements		1,132,284

	Shares
Other Investment Companies - 4.3%[3]
Dreyfus Institutional Cash Advantage Fund, Institutional Class Shares, 0.06%	4,909,078	4,909,078
Total Short-Term Investments (cost $6,041,362)		6,041,362
Total Investments - 101.2% (cost $116,898,228)		114,866,743
Other Assets, less Liabilities - (1.2)%		(1,320,211)
Net Assets - 100.0%		$113,546,532

The accompanying notes are an integral part of these financial statements. 36

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At December 31, 2013, the approximate cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and/or depreciation based on tax cost were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Managers AMG Chicago Equity Partners Balanced Fund	$42,214,825	$4,935,606	$(393,135)	$4,542,471
Managers High Yield Fund	33,169,816	1,575,964	(240,856)	1,335,108
Managers AMG GW&K Fixed Income Fund	116,899,147	866,028	(2,898,432)	(2,032,404)

*	Non-income producing security.
#	Rounds to less than 0.1%.
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2013, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Managers High Yield Fund	$9,918,857	28.7%
Managers AMG GW&K Fixed Income Fund	3,571,250	3.1%

(b)	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.
[1]	Some or all of these shares were out on loan to various brokers as of December 31, 2013, amounting to the following:

Fund	Market Value	% of Net Assets
Managers AMG Chicago Equity Partners Balanced Fund	$646,539	1.4%
Managers High Yield Fund	540,893	1.6%
Managers AMG GW&K Fixed Income Fund	1,089,253	1.0%

[2]	Collateral received from brokers for securities lending was invested in these short-term investments.
[3]	Yield shown represents the December 31, 2013, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[4]	Floating Rate Security: The rate listed is as of December 31, 2013. Date in parentheses represents the security’s next coupon rate reset.
[5]	Variable Rate Security: The rate listed is as of December 31, 2013, and is periodically reset subject to terms and conditions set forth in the debenture.
[6]	Payment-in-Kind Security: The security may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
[7]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.
[8]	Securities in the portfolio backed by insurance of financial institutions and financial guaranty assurance agencies at December 31, 2013, amounted to the following:

Fund	Market Value	% of Net Assets
Managers AMG GW&K Fixed Income Fund	$1,207,400	1.1%

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ net assets by the fair value hierarchy levels as of December 31, 2013: (See Note 1(a) in the Notes to the Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers AMG Chicago Equity Partners Balanced Fund
Investments in Securities
Common Stocks†	$29,524,985	—	—	$29,524,985
Corporate Bonds and Notes††	—	$849,329	—	849,329
U.S. Government and Agency Obligations††	—	14,617,469	—	14,617,469
Short-Term Investments
Repurchase Agreements	—	662,192	—	662,192
Other Investment Companies	1,103,321	—	—	1,103,321

Total Investments in Securities	$30,628,306	$16,128,990	—	$46,757,296

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers High Yield Fund
Investments in Securities
Bank Loan Obligations	—	$393,935	—	$393,935
Common Stocks†	$241	—	—	241
Corporate Bonds and Notes††	—	32,353,280	—	32,353,280
Short-Term Investments
Repurchase Agreements	—	558,954	—	558,954
Other Investment Companies	1,198,514	—	—	1,198,514

Total Investments in Securities	$1,198,755	$33,306,169	—	$34,504,924

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Managers AMG GW&K Fixed Income Fund
Investments in Securities
Corporate Bonds and Notes††	—	$70,363,868	—	$70,363,868
Municipal Bonds	—	7,627,848	—	7,627,848
U.S. Government and Agency Obligations††	—	30,833,665	—	30,833,665
Short-Term Investments
Repurchase Agreements	—	1,132,284	—	1,132,284
Other Investment Companies	$4,909,078	—	—	4,909,078

Total Investments in Securities	$4,909,078	$109,957,665	—	$114,866,743

†	All common stocks held in the Fund are level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.
††	All corporate bonds and notes; U.S. government and agency obligations; held in the Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes; U.S. government and agency obligations; by major industry or agency classification, please refer to the respective Schedule of Portfolio Investments.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

As of December 31, 2013, the Funds had no transfers between levels from the beginning of the reporting period.

Investments Definitions and Abbreviations:

FHLB	Federal Home Loan Bank	GMTN:	Global Medium-Term Notes
FHLMC:	Federal Home Loan Mortgage Corp.	MTN:	Medium-Term Notes
FNMA:	Federal National Mortgage Association

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2013

	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers AMG GW&K Fixed Income Fund
Assets:
Investments at value* (including securities on loan valued at $646,539, $540,893,and $1,089,253, respectively)	$46,757,296	$34,504,924	$114,866,743
Dividends, interest and other receivables	110,486	621,963	1,481,831
Receivable for Fund shares sold	24,691	96,228	430,856
Receivable from affiliate	23,891	18,950	26,780
Receivable for investments sold	—	37,219	—
Prepaid expenses	24,412	19,851	30,459
Total assets	46,940,776	35,299,135	116,836,669
Liabilities:
Payable upon return of securities loaned	662,192	558,954	1,132,284
Payable for investments purchased	349,198	—	—
Payable for Fund shares repurchased	6,119	154,864	2,037,332
Accrued expenses:
Investment advisory and management fees	26,970	20,520	44,063
Administrative fees	7,706	5,863	19,584
Distribution fees - Investor Class	6,990	6,748	7,067
Distribution fees - Class C	—	—	18,843
Trustees fees and expenses	46	79	167
Other	26,904	35,489	30,797
Total liabilities	1,086,125	782,517	3,290,137

Net Assets	$45,854,651	$34,516,618	$113,546,532

Net Assets Represent:
Paid-in capital	$40,557,900	$35,741,739	$115,908,073
Undistributed net investment income	15,697	6,409	51,441
Accumulated net realized gain (loss) from investments and foreign currency transactions	646,490	(2,567,868)	(381,497)
Net unrealized appreciation (depreciation) of investments and foreign currency translations	4,634,564	1,336,338	(2,031,485)
Net Assets	$45,854,651	$34,516,618	$113,546,532
* Investments at cost	$42,122,732	$33,168,586	$116,898,228

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

December 31, 2013 (continued)

	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers AMG GW&K Fixed Income Fund
Investor Class Shares:
Net Assets	$33,151,482	$31,751,305	$32,009,292
Shares outstanding	2,191,343	3,922,385	3,214,889
Net asset value, offering and redemption price per share	$15.13	$8.09	$9.96
Service Class Shares:
Net Assets	$1,580,781	n/a	$1,562,532
Shares outstanding	103,620	n/a	156,383
Net asset value, offering and redemption price per share	$15.26	n/a	$9.99
Class C Shares:
Net Assets	n/a	n/a	$20,793,179
Shares outstanding	n/a	n/a	2,091,584
Net asset value, offering and redemption price per share	n/a	n/a	$9.94
Institutional Class Shares:
Net Assets	$11,122,388	$2,765,313	$59,181,529
Shares outstanding	729,001	337,978	5,924,246
Net asset value, offering and redemption price per share	$15.26	$8.18	$9.99

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the year ended December 31, 2013

	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers AMG GW&K Fixed Income Fund
Investment Income:
Dividend income	$433,446 [1]	$1,430	$2,785
Interest income	276,857	2,355,692	3,935,681
Securities lending income	5,244	11,241	5,282
Foreign withholding tax	(141)	(1,082)	(8,257)
Total investment income	715,406	2,367,281	3,935,491
Expenses:
Investment advisory and management fees	291,183	239,185	590,849
Administrative fees	83,195	68,339	262,601
Distribution fees - Investor Class	75,371	78,784	92,688
Distribution fees - Class C	—	—	274,959
Shareholder servicing fees - Service Class	670	—	1,092
Registration fees	51,015	35,551	69,166
Professional fees	37,252	60,544	54,617
Custodian	28,508	53,573	19,036
Reports to shareholders	27,015	13,955	45,403
Transfer agent	8,330	13,030	13,010
Extraordinary expense	7,829	7,002	26,667
Trustees fees and expenses	1,586	1,279	4,608
Miscellaneous	2,876	1,786	5,667
Total expenses before offsets	614,830	573,028	1,460,363
Expense reimbursements	(181,502)	(179,573)	(290,204)
Expense reductions	(4,396)	—	—
Net expenses	428,932	393,455	1,170,159

Net investment income	286,474	1,973,826	2,765,332
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	3,326,313	652,164	(381,497)
Net change in unrealized appreciation (depreciation) of investments	2,891,892	(514,120)	(2,241,302)
Net realized and unrealized gain (loss)	6,218,205	138,044	(2,622,799)

Net increase in net assets resulting from operations	$6,504,679	$2,111,870	$142,533

[1]	Includes non-recurring dividends of $29,419.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers AMG Chicago Equity Partners Balanced Fund		Managers High Yield Fund
	2013	2012	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$286,474	$437,483	$1,973,826	$2,047,204
Net realized gain on investments	3,326,313	2,805,172	652,164	540,791
Net change in unrealized appreciation (depreciation) of investments	2,891,892	(14,941)	(514,120)	1,657,826
Net increase in net assets resulting from operations	6,504,679	3,227,714	2,111,870	4,245,821
Distributions to Shareholders:
From net investment income:
Investor Class	(167,010)	(294,226)	(1,812,211)	(1,738,220)
Service Class	(8,752)	(43)	—	—
Class C	—	(15,502)[2]	—	(146,925)[2]
Institutional Class	(85,363)	(137,356)	(159,039)	(167,867)
From net realized gain on investments:
Investor Class	(2,826,451)	(1,192,459)	—	—
Service Class	(134,245)	(454)	—	—
Institutional Class	(940,368)	(445,138)	—	—
Total distributions to shareholders	(4,162,189)	(2,085,178)	(1,971,250)	(2,053,012)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	7,853,945	5,577,982	1,020,739	(1,009,695)

Total increase in net assets	10,196,435	6,720,518	1,161,359	1,183,114
Net Assets:
Beginning of year	35,658,216	28,937,698	33,355,259	32,172,145
End of year	$45,854,651	$35,658,216	$34,516,618	$33,355,259
End of year undistributed net investment income	$15,697	$2,142	$6,409	—

[1]	See Note 1(g) of the Notes to Financial Statements.
[2]	The amounts disclosed above were incurred prior to the closing of C shares and/or the conversion to Investor shares.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the year ended December 31,

	Managers AMG GW&K Fixed Income Fund
	2013	2012
Increase (Decrease) in Net Assets From Operations:
Net investment income	$2,765,332	$5,437,210
Net realized gain (loss) on investments	(381,497)	12,841,299
Net change in unrealized appreciation (depreciation) of investments	(2,241,302)	(5,702,087)
Net increase in net assets resulting from operations	142,533	12,576,422
Distributions to Shareholders:
From net investment income:
Investor Class	(871,265)	(1,771,132)
Service Class	(35,602)	(44)
Class C	(431,792)	(1,169,612)
Institutional Class	(1,669,013)	(2,895,211)
From net realized gain on investments:
Investor Class	(3,162,412)	(400,733)
Service Class	(150,429)	(96)
Class C	(2,099,367)	(320,362)
Institutional Class	(5,438,306)	(568,638)
Total distributions to shareholders	(13,858,186)	(7,125,828)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(13,118,777)	(2,137,640)

Total increase (decrease) in net assets	(26,834,430)	3,312,954
Net Assets:
Beginning of year	140,380,962	137,068,008
End of year	$113,546,532	$140,380,962
End of year undistributed net investment income	$51,441	$294,174

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Investor Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$14.19	$13.70	$13.49	$12.33	$10.45
Income from Investment Operations:
Net investment income	0.10 [3,14]	0.18 [3]	0.18 [3]	0.20	0.22
Net realized and unrealized gain (loss) on investments	2.33 [3]	1.16 [3]	0.69 [3]	1.16	1.87
Total from investment operations	2.43	1.34	0.87	1.36	2.09
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.17)	(0.18)	(0.20)	(0.21)
Net realized gain on investments	(1.40)	(0.68)	(0.48)	—	—
Total distributions to shareholders	(1.49)	(0.85)	(0.66)	(0.20)	(0.21)
Net Asset Value, End of Year	$15.13	$14.19	$13.70	$13.49	$12.33
Total Return[1]	17.14%	9.86%	6.45%	11.14%	20.06%
Ratio of net expenses to average net assets with (offsets/reductions)	1.10%[4]	1.17%[5,6]	1.24%	1.22%	1.23%
Ratio of expenses to average net assets (with offsets)	1.11%[4]	1.18%[5]	1.25%	1.25%	1.25%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.55%[4]	1.52%[5]	1.70%	1.80%	1.76%
Ratio of net investment income to average net assets[1]	0.62%[4]	1.21%[5]	1.27%	1.56%	1.77%
Portfolio turnover	90%	110%	94%	97%	114%
Net assets at end of year (000’s omitted)	$33,151	$26,047	$17,519	$7,605	$6,933

Service Class	For the year ended December 31, 2013	For the period ended December 1, 2012 through December 31, 2012**
Net Asset Value, Beginning of Period	$14.30	$15.11
Income from Investment Operations:
Net investment income[3]	0.13 [14]	0.02
Net realized and unrealized gain (loss) on investments[3]	2.36	(0.08)
Total from investment operations	2.49	(0.06)
Less Distributions to Shareholders from:
Net investment income	(0.12)	(0.06)
Net realized gain on investments	(1.41)	(0.69)
Total distributions to shareholders	(1.53)	(0.75)
Net Asset Value, End of Period	$15.26	$14.30
Total Return[1]	17.45%[7]	(0.36)%[7,12]
Ratio of net expenses to average net assets (with offsets/reductions)	0.92%[4]	0.82%[5,6,13]
Ratio of expenses to average net assets (with offsets)	0.93%[4]	0.83%[5,13]
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.39%[4]	1.62%[5,13]
Ratio of net investment income to average net assets[1]	0.83%[4]	1.90%[5,13]
Portfolio turnover	90%	110%
Net assets at end of period (000’s omitted)	$1,581	$9

Managers AMG Chicago Equity Partners Balanced Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Institutional Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$14.31	$13.82	$13.60	$12.43	$10.54
Income from Investment Operations:
Net investment income	0.14 [3,14]	0.21 [3]	0.21 [3]	0.24	0.23
Net realized and unrealized gain (loss) on investments	2.35 [3]	1.18 [3]	0.71 [3]	1.17	1.90
Total from investment operations	2.49	1.39	0.92	1.41	2.13
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.21)	(0.22)	(0.24)	(0.24)
Net realized gain on investments	(1.41)	(0.69)	(0.48)	—	—
Total distributions to shareholders	(1.54)	(0.90)	(0.70)	(0.24)	(0.24)
Net Asset Value, End of Year	$15.26	$14.31	$13.82	$13.60	$12.43
Total Return[1]	17.45%	10.09%	6.77%	11.42%	20.44%
Ratio of net expenses to average net assets (with offsets/reductions)	0.85%[4]	0.92%[5,6]	0.99%	0.97%	0.98%
Ratio of expenses to average net assets (with offsets)	0.86%[4]	0.93%[5]	1.00%	1.00%	1.00%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.30%[4]	1.27%[5]	1.45%	1.55%	1.51%
Ratio of net investment income to average net assets[1]	0.88%[4]	1.46%[5]	1.52%	1.81%	2.03%
Portfolio turnover	90%	110%	94%	97%	114%
Net assets at end of year (000’s omitted)	$11,122	$9,601	$8,885	$7,863	$7,164

Managers High Yield Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Investor Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$8.07	$7.51	$7.74	$7.35	$5.25
Income from Investment Operations:
Net investment income	0.47 [3]	0.54 [3]	0.56 [3]	0.61	0.60
Net realized and unrealized gain (loss) on investments	0.02 [3]	0.56 [3]	(0.22)[3]	0.39	2.10
Total from investment operations	0.49	1.10	0.34	1.00	2.70
Less Distributions to Shareholders from:
Net investment income	(0.47)	(0.54)	(0.57)	(0.61)	(0.60)
Net Asset Value, End of Year	$8.09	$8.07	$7.51	$7.74	$7.35
Total Return[1]	6.21%[7]	15.12%[7]	4.54%	14.20%	53.97%[7]
Ratio of net expenses to average net assets (with offsets/reductions)	1.17%[8]	1.15%[9]	1.15%	1.15%	1.15%
Ratio of expenses to average net assets (with offsets)	1.17%[8]	1.15%[9]	1.15%	1.15%	1.15%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.70%[8]	1.73%[9]	1.69%	1.78%	1.68%
Ratio of net investment income to average net assets[1]	5.76%[8]	6.87%[9]	7.35%	8.06%	9.33%
Portfolio turnover	39%	48%	48%	60%	56%
Net assets at end of year (000’s omitted)	$31,751	$30,817	$23,957	$21,729	$28,450

	For the year ended December 31,
Institutional Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$8.16	$7.59	$7.82	$7.42	$5.29
Income from Investment Operations:
Net investment income	0.49 [3]	0.56 [3]	0.59 [3]	0.63	0.64
Net realized and unrealized gain (loss) on investments	0.02 [3]	0.58 [3]	(0.22)[3]	0.40	2.11
Total from investment operations	0.51	1.14	0.37	1.03	2.75
Less Distributions to Shareholders from:
Net investment income	(0.49)	(0.57)	(0.60)	(0.63)	(0.62)
Net Asset Value, End of Year	$8.18	$8.16	$7.59	$7.82	$7.42
Total Return[1]	6.47%	15.46%	4.83%	14.58%[7]	54.64%[7]
Ratio of net expenses to average net assets (with offsets/reductions)	0.92%[8]	0.90%[9]	0.90%	0.90%	0.90%
Ratio of expenses to average net assets (with offsets)	0.92%[8]	0.90%[9]	0.90%	0.90%	0.90%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.45%[8]	1.48%[9]	1.44%	1.53%	1.42%
Ratio of net investment income to average net assets[1]	6.01%[8]	7.12%[9]	7.60%	8.26%	9.68%
Portfolio turnover	39%	48%	48%	60%	56%
Net assets at end of year (000’s omitted)	$2,765	$2,538	$5,247	$4,718	$3,658

Managers AMG GW&K Fixed Income Fund

Financial Highlights

For a share outstanding throughout each period

	For the year ended December 31,
Investor Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$11.24	$10.81	$11.00	$10.43	$8.93
Income from Investment Operations:
Net investment income	0.24 [3]	0.44 [3]	0.46 [3]	0.47	0.52
Net realized and unrealized gain (loss) on investments	(0.21)[3]	0.58 [3]	0.03 [3]	0.56	1.49
Total from investment operations	0.03	1.02	0.49	1.03	2.01
Less Distributions to Shareholders from:
Net investment income	(0.26)	(0.48)	(0.51)	(0.46)	(0.49)
Net realized gain on investments	(1.05)	(0.11)	(0.17)	—	(0.02)
Total distributions to shareholders	(1.31)	(0.59)	(0.68)	(0.46)	(0.51)
Net Asset Value, End of Year	$9.96	$11.24	$10.81	$11.00	$10.43
Total Return[1]	0.29%	9.53%	4.53%	10.04%	23.14%
Ratio of net expenses to average net assets (with offsets/reductions)	0.86%[10]	0.84%[11]	0.84%	0.84%	0.84%
Ratio of expenses to average net assets (with offsets)	0.86%[10]	0.84%[11]	0.84%	0.84%	0.84%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.08%[10]	1.04%[11]	1.05%	1.07%	1.08%
Ratio of net investment income to average net assets[1]	2.14%[10]	3.92%[11]	4.18%	4.13%	5.30%
Portfolio turnover	43%	110%	28%	23%	42%
Net assets at end of year (000’s omitted)	$32,009	$41,772	$35,647	$38,655	$40,625

Service Class	For the year ended December 31, 2013	For the period ended December 1, 2012 through December 31, 2012**
Net Asset Value, Beginning of Period	$11.28	$11.41
Income from Investment Operations:
Net investment income[3]	0.26	0.02
Net realized and unrealized gain (loss) on investments[3]	(0.22)	0.01
Total from investment operations	0.04	0.03
Less Distributions to Shareholders from:
Net investment income	(0.28)	(0.05)
Net realized gain on investments	(1.05)	(0.11)
Total distributions to shareholders	(1.33)	(0.16)
Net Asset Value, End of Period	$9.99	$11.28
Total Return[1]	0.41%	0.26%[12]
Ratio of net expenses to average net assets (with offsets/reductions)	0.69%[10]	0.64%[11,13]
Ratio of expenses to average net assets (with offsets)	0.69%[10]	0.64%[11,13]
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.91%[10]	0.90%[11,13]
Ratio of net investment income to average net assets[1]	2.31%[10]	2.07%[11,13]
Portfolio turnover	43%	110%
Net assets at end of period (000’s omitted)	$1,563	$10

Managers AMG GW&K Fixed Income Fund

Financial Highlights

For a share outstanding throughout each year

	For the year ended December 31,
Class C	2013	2012††	2011	2010	2009
Net Asset Value, Beginning of Year	$11.22	$10.79	$10.98	$10.41	$8.92
Income from Investment Operations:
Net investment income	0.15 [3]	0.36 [3]	0.38 [3]	0.39	0.44
Net realized and unrealized gain (loss) on investments	(0.20)[3]	0.57 [3]	0.02 [3]	0.56	1.49
Total from investment operations	(0.05)	0.93	0.40	0.95	1.93
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.39)	(0.42)	(0.38)	(0.42)
Net realized gain on investments	(1.05)	(0.11)	(0.17)	—	(0.02)
Total distributions to shareholders	(1.23)	(0.50)	(0.59)	(0.38)	(0.44)
Net Asset Value, End of Year	$9.94	$11.22	$10.79	$10.98	$10.41
Total Return[1]	(0.50)%[7]	8.72%[7]	3.73%	9.22%	22.13%
Ratio of net expenses to average net assets (with offsets/reductions)	1.61%[10]	1.59%[11]	1.59%	1.59%	1.59%
Ratio of expenses to average net assets (with offsets)	1.61%[10]	1.59%[11]	1.59%	1.59%	1.59%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	1.83%[10]	1.79%[11]	1.80%	1.82%	1.83%
Ratio of net investment income to average net assets[1]	1.38%[10]	3.18%[11]	3.42%	3.39%	4.53%
Portfolio turnover	43%	110%	28%	23%	42%
Net assets at end of year (000’s omitted)	$20,793	$33,026	$33,615	$45,363	$57,658

	For the year ended December 31,
Institutional Class	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Year	$11.28	$10.84	$11.03	$10.46	$8.96
Income from Investment Operations:
Net investment income	0.27 [3]	0.47 [3]	0.49 [3]	0.49	0.55
Net realized and unrealized gain (loss) on investments	(0.22)[3]	0.58 [3]	0.02 [3]	0.57	1.48
Total from investment operations	0.05	1.05	0.51	1.06	2.03
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.50)	(0.53)	(0.49)	(0.51)
Net realized gain on investments	(1.05)	(0.11)	(0.17)	—	(0.02)
Total distributions to shareholders	(1.34)	(0.61)	(0.70)	(0.49)	(0.53)
Net Asset Value, End of Year	$9.99	$11.28	$10.84	$11.03	$10.46
Total Return[1]	0.46%	9.89%	4.79%	10.29%	23.39%
Ratio of net expenses to average net assets (with offsets/reductions)	0.61%[10]	0.59%[11]	0.59%	0.59%	0.59%
Ratio of expenses to average net assets (with offsets)	0.61%[10]	0.59%[11]	0.59%	0.59%	0.59%
Ratio of total expenses to average net assets (without offsets/reductions)[2]	0.83%[10]	0.79%[11]	0.80%	0.82%	0.83%
Ratio of net investment income to average net assets[1]	2.39%[10]	4.21%[11]	4.41%	4.34%	5.55%
Portfolio turnover	43%	110%	28%	23%	42%
Net assets at end of year (000’s omitted)	$59,182	$65,573	$64,573	$61,748	$34,723

Notes to Financial Highlights

The following footnotes should be read in conjunction with the Financial Highlights of the Funds previously presented in this report.

**	Commenced operations on December 1, 2012
††	Closed to new investments.
[1]	Total returns and net investment income would have been lower had certain expenses not been offset.
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses.

[3]	Per share numbers have been calculated using average shares.
[4]	Includes non-routine extraordinary expenses amounting to 0.019%, 0.014% and 0.019% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[5]	Includes non-routine extraordinary expenses amounting to 0.005%, 0.005% and 0.004% of average net assets for the Investor Class, Service Class and Institutional Class, respectively.
[6]	Effective July 1, 2012, the Fund’s expense cap was reduced to 0.84% from 1.00%. The expense ratio shown reflects the weighted average expense ratio for the full year ended December 31, 2012.
[7]	The total return is based on the Financial Statement Net Asset Values as shown.
[8]	Includes non-routine extraordinary expenses amounting to 0.020% and 0.021% of average net assets for the Investor Class and Institutional Class, respectively.
[9]	Includes non-routine extraordinary expenses amounting to 0.005% and 0.004% of average net assets for the Investor Class and Institutional Class, respectively.
[10]	Includes non-routine extraordinary expenses amounting to 0.021%, 0.016%, 0.021% and 0.020% of average net assets for the Investor Class, Service Class, Class C and Institutional Class, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.004%, 0.005%, 0.004% and 0.004% of average net assets for the Investor Class, Service Class, Class C and Institutional Class, respectively.
[12]	Not annualized.
[13]	Annualized.
[14]

Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.09, $0.12, and $0.13 for Managers AMG Chicago Equity Partners Balanced Fund’s Investor Class, Service Class, and Institutional Class shares, respectively.

Notes to Financial Statements

December 31, 2013

1.	Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different Funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are Managers AMG Chicago Equity Partners Balanced Fund (“Balanced”), Managers High Yield Fund (“High Yield”) and Managers AMG GW&K Fixed Income Fund, (“Fixed Income”), each a “Fund” and collectively the “Funds.” High Yield will deduct a 2.00% redemption fee from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares. For the year ended December 31, 2013, High Yield had redemption fees amounting to $1,038.

Effective December 1, 2012, Class A shares of the Balanced, High Yield and Fixed Income Funds were renamed Investor Class shares. Additionally, Balanced and Fixed Income Funds established one additional share class: Service Class shares. On November 30, 2012 at the close of business, all outstanding Class C shares of the Balanced, and High Yield Funds were automatically converted to a number of full and/or fractional Investor Class shares equal in value to the shareholder Class C shares of each respective Fund. On November 30, 2012 at the close of business, all outstanding Class B shares of the Fixed Income Fund were automatically converted to a number of full and/or fractional Investor Class shares equal in value to the shareholder Class B shares.

Effective December 1, 2012, Class C shares of Fixed Income were closed to all new investors and will no longer be available for purchase by existing shareholders, including purchase by exchange, except for purchases made by automatic reinvestment of dividends and capital gains pursuant to the Fund’s automatic reinvestment plan. Shareholders who redeem Class C shares of the Fund will continue to be subject to the deferred sales charges described in the Prospectus.

Balanced and Fixed Income each offer three classes of shares: Investor, Service and Institutional Class. High Yield has two classes of shares: Investor and Institutional Class. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Equity securities primarily traded on an international securities exchange and equity securities traded on NASDAQ or in a U.S. or non-U.S. over-the-counter market are valued at the market’s official closing price, or, if there are no trades on the applicable date, at the last quoted bid price. In addition, if the applicable market does not offer an official closing price or if the official closing price is not representative of the overall market, equity securities primarily traded on an international securities exchange and equity securities traded in a non-U.S. over-the-counter market are valued at the last quoted sales price. The Funds investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Funds (the “Board”).

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Debt obligations (other than short term debt obligations that have 60 days or less remaining until maturity) will be valued using the evaluated bid price or the mean price provided by an authorized pricing service. Short term debt obligations (debt obligations with maturities of one year or less at the time of issuance) that have 60 days or less remaining until maturity will be valued at amortized cost.

Under certain circumstances, the value of certain Fund investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Pricing Committee is the committee formed by the Board to make fair value determinations for such investments. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not deemed to be readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if Managers Investment Group LLC (the “Investment Manager”) believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from a current sale of that investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental analytical data and press releases relating to the investment and its issuer; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a

51

Notes to Financial Statements (continued)

ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Pricing Committee, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets. Under certain circumstances, on behalf of a fund that invests primarily in international securities, the Investment Manager or applicable subadvisor may adjust such prices based on its determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which each Fund calculates its NAV. The Board has also adopted a policy that securities held in a fund that invests primarily in international securities and certain foreign debt obligations held by a fund, in each case, that can be fair valued by the applicable fair value pricing service are fair valued on each business day without regard to a “trigger” (e.g., without regard to invoking fair value based upon a change in a U.S. equity securities index exceeding a pre-determined level). The Funds may invest in securities that may be thinly traded. The Board has adopted procedures to adjust prices of securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Balanced had certain portfolio trades directed to various brokers, under a brokerage recapture program, which paid a portion of the Fund’s expenses. For the year ended December 31, 2013, the amount by which the Fund’s expenses were reduced and the impact on the expense ratios, if any, was $4,396 or 0.01%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the year ended December 31, 2013, the Funds’ custodian expense was not reduced.

Overdraft fees are computed at 1% above the effective Federal Funds rate on the day of the overdraft. Prior to January 1, 2013, the rate was 2% above the effective Federal Funds rate. For the year ended December 31, 2013, overdraft fees for Balanced and High Yield equaled $22 and $41, respectively.

The Trust recently held a shareholder meeting at which shareholders were asked to approve a new Declaration of Trust for the Trust, among other proposals. The costs associated with this proxy were treated as “extraordinary expenses,” and, therefore, are excluded from the expense limitation agreement described in Note 2.

52

Notes to Financial Statements (continued)

d.	Dividends and Distributions

Each Funds’ distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least monthly for Fixed Income and High Yield, and quarterly for Balanced, as described in the each Fund’s prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with Federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The most common differences are due to differing treatments for losses deferred due to wash sales, REITS, foreign currency, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 were as follows:

	Balanced		High Yield		Fixed Income
	2013	2012	2013	2012	2013	2012
Distributions paid from:
Ordinary income	$261,125	$435,372	$1,971,250	$2,053,012	$3,008,950	$5,835,999
Short-term capital gains	1,954,176	291,196	—	—	501,201	16,794
Long-term capital gains	1,946,888	1,358,610	—	—	10,348,035	1,273,035

Total	$4,162,189	$2,085,178	$1,971,250	$2,053,012	$13,858,186	$7,125,828

As of December 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Balanced	High Yield	Fixed Income
Capital loss carryforward	—	$2,566,638	$296,482
Undistributed ordinary income	$13,536	6,409	51,441
Undistributed short-term capital gains	164,645	—	—
Undistributed long-term capital gains	576,099	—	—
Post-October loss deferral	—	—	84,096

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Funds’ will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2013 and all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010 (post-enactment capital losses) may be carried forward for an unlimited time period. Such losses incurred will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f.	Capital Loss Carryovers and Deferrals

As of December 31, 2013, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

Notes to Financial Statements (continued)

	Capital Loss Carryover Amounts		Expires
Fund	Short-Term	Long-Term	December 31,
Balanced
(Post-Enactment)	—	—

High Yield
(Pre-Enactment)	$2,566,638	—	2017

Fixed Income
(Post-Enactment)	$296,482	—	Unlimited

For the year ended December 31, 2013, the following Funds utilized capital loss carryovers in the amount of:

Capital Loss Carryover Utilized
	Short-Term	Long-Term
Balanced	—	—
High Yield	$647,926	—
Fixed Income	—	—

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the years ended December 31, 2013 and December 31, 2012, the capital stock transactions by class for Balanced, High Yield, and Fixed Income were:

	Balanced				High Yield
	2013		2012		2013		2012
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares†	862,843	$13,221,782	1,298,034	$19,007,524	1,119,812	$9,011,674	1,324,130	$10,466,494
Reinvestment of distributions	151,722	2,293,355	55,303	783,378	188,996	1,525,171	182,953	1,433,603
Cost of shares repurchased	(659,229)	(10,107,175)	(795,780)	(11,779,865)	(1,203,338)	(9,731,843)	(879,360)	(6,852,197)

Net increase	355,336	$5,407,962	557,557 [1]	$8,011,037 [1]	105,470	$805,002	627,723 [1]	$5,047,900 [1]

Service Class:
Proceeds from sale of shares	139,347	$2,145,144	662	$10,000	—	—	—	—
Reinvestment of distributions	2,844	43,379	35	497	—	—	—	—
Cost of shares repurchased	(39,268)	(602,180)	—	—	—	—	—	—

Net increase	102,923	$1,586,343	697 [2]	$10,497 [2]	—	—	—	—

Class C:
Proceeds from sale of shares	—	—	278,363	$4,045,328	—	—	34,188	$263,193
Reinvestment of distributions	—	—	313	4,619	—	—	12,626	97,097
Cost of shares repurchased	—	—	(464,632)	(6,881,020)	—	—	(447,833)	(3,503,391)

Net decrease	—	—	(185,956)[3]	$(2,831,073)[3]	—	—	(401,019)[3]	$(3,143,101)[3]

Institutional Class:
Proceeds from sale of shares	133,480	$2,051,173	203,895	$2,978,828	83,390	$681,130	85,065	$669,760
Reinvestment of distributions	66,455	1,013,186	40,168	575,365	17,401	141,883	18,704	148,010
Cost of shares repurchased	(141,969)	(2,204,719)	(216,030)	(3,166,672)	(73,870)	(607,276)	(484,301)	(3,732,264)

Net increase (decrease)	57,966	$859,640	28,033	$387,521	26,921	$215,737	(380,532)	$(2,914,494)

†

For the year ended December 31, 2012, 409,598 shares and $6,135,903 are included due to the conversion of Class C shares into Investor Class shares for Balanced and 313,604 shares and $2,509,713 are included due to the conversion of Class C shares into Investor Class shares for High Yield.

[1]	Effective December 1, 2012, all Class A shares were renamed Investor Class shares.
[2]	Commenced operations on December 1, 2012.
[3]	Effective December 1, 2012, all Class C shares converted to Investor Class shares.

Notes to Financial Statements (continued)

	Fixed Income
	2013		2012
	Shares	Amount	Shares	Amount
Investor Class:
Proceeds from sale of shares†	976,849	$10,764,860	1,133,166	$12,743,800
Reinvestment of distributions	281,916	2,854,535	114,841	1,287,693
Cost of shares repurchased	(1,759,013)	(19,409,076)	(831,087)	(9,359,763)

Net increase (decrease)	(500,248)	$(5,789,681)	416,920 [1]	$4,671,730 [1]

Service Class:
Proceeds from sale of shares	199,754	$2,248,555	877	$10,000
Reinvestment of distributions	10,089	102,030	12	140
Cost of shares repurchased	(54,349)	(600,286)	—	—

Net increase	155,494	$1,750,299	889 [2]	$10,140 [2]

Class B:
Proceeds from sale of shares	—	—	2,268	$25,299
Reinvestment of distributions	—	—	4,350	48,360
Cost of shares repurchased	—	—	(308,045)	(3,467,737)

Net decrease	—	—	(301,427)[3]	$(3,394,078)[3]

Class C:
Proceeds from sale of shares	46,320	$467,259	414,299	$4,657,294
Reinvestment of distributions	174,351	1,758,814	90,235	1,009,759
Cost of shares repurchased	(1,071,521)	(11,716,267)	(677,615)	(7,595,940)

Net decrease	(850,850)	$(9,490,194)	(173,081)[4]	$(1,928,887)[4]

Institutional Class:
Proceeds from sale of shares	2,594,935	$28,487,585	1,965,175	$22,161,321
Reinvestment of distributions	656,806	6,694,001	237,467	2,671,220
Cost of shares repurchased	(3,141,725)	(34,770,787)	(2,344,687)	(26,329,086)

Net increase (decrease)	110,016	$410,799	(142,045)	$(1,496,545)

†	For the year ended December 31, 2012, 265,965 shares and $3,026,608 are included due to the conversion of Class B shares into Investor Class shares.
[1]	Effective December 1, 2012, all Class A shares were renamed Investor Class shares.
[2]	Commenced operations on December 1, 2012.
[3]	Effective December 1, 2012, Class B shares converted to Investor Class shares.
[4]	Effective December 1, 2012, shares are no longer available for purchase.

At December 31, 2013, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Balanced – three collectively owned 54%; High Yield – one collectively owned 46%; Fixed Income – four collectively owned 65%. Transactions by these shareholders may have a material impact on their respective Funds.

h.	Repurchase Agreements

The Funds may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2013, the market value of repurchase agreements outstanding for Balanced,

High Yield and Fixed Income was $662,192, $558,954 and $1,132,284, respectively.

i.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

Notes to Financial Statements (continued)

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j.	Foreign Securities

The Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Funds would pay such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

2.	Agreements and Transactions with Affiliates

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. Balanced is managed by Chicago Equity Partners, LLC (“CEP”). Fixed Income is managed by Gannett Welsh & Kotler, LLC (“GW&K”). AMG indirectly owns a majority interest in CEP and GW&K.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the year ended December 31, 2013, the Funds’ investment management fee were paid at the following annual rate of each Funds’ respective average daily net assets:

Balanced	0.70%
High Yield	0.70%
Fixed Income	0.45%

The Investment Manager has contractually agreed, through May 1, 2014, to waive management fees and pay or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commission and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of High Yield and Fixed Income to 0.90% and 0.59%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances.

Effective July 1, 2012, Managers Investment Group LLC has contractually agreed through May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit the Balanced Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.84% of average daily net assets. Immediately prior to July 1, 2012, the Fund had a contractual expense limitation of 1.00%.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause that Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s respective expense contractual expense limitation amount. For the year ended December 31, 2013, each Fund’s components of reimbursement available are detailed in the following chart:

	Balanced	High Yield	Fixed Income
Reimbursement Available - 12/31/12	$319,188	$537,581	$910,183
Additional Reimbursements	181,502	179,573	290,204
Expired Reimbursements	(98,345)	(200,682)	(338,740)

Reimbursement Available - 12/31/13	$402,345	$516,472	$861,647

Each Fund has entered into an Administration and Shareholder Servicing Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders. The Funds pay a fee to the Administrator at the rate of 0.20% per annum of each Fund’s average daily net assets for this service.

The aggregate annual retainer paid to each Independent Trustee of the Board is $105,000, plus $6,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust receives an additional payment of $25,000 per year. The Chairman of the Audit Committee receives an additional payment of $10,000 per year. The Trustees’ fees and expenses are allocated among all of the funds in the Trusts for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The “Trustees fees and expenses” shown in the financial statements represents each Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

Prior to January 1, 2013, the annual retainer paid to each Independent Trustee of the Board was $80,000, plus $5,000 or $2,500 for each regular or special meeting attended, respectively. The Independent Chairman of the Trust formerly received an additional payment of $20,000 per year. The Chairman of the Audit Committee formerly received an additional payment of $8,000 per year.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the distributor and underwriter

56

Notes to Financial Statements (continued)

for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. Subject to the compensation arrangement discussed below, generally MDI bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Investor Class, and Class C shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of the Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Investor Class shares and 1.00% annually of each Fund’s average daily net assets attributable to Class C shares.

For the Balanced and Fixed Income Service Classes, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses incurred (“shareholder servicing fees”). Shareholder servicing fees include payments to third parties such as a bank, broker-dealer, trust company or other financial intermediaries who provide shareholder recordkeeping, account servicing and other services. The Service Class shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the year ended December 31, 2013, were as follows:

Fund	Maximum Amount Allowed	Actual Amount Incurred
Balanced
Service Class	0.10%	0.07%
Fixed Income
Service Class	0.10%	0.08%

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible Managers Funds. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating Funds. For the year ended December 31, 2013, the following Funds either borrowed from or lent to other Managers Funds: Fixed Income lent $4,200,178, for three days earning interest of $195. The interest amount is included in the Statement of Operations as interest income. For the year ended December 31, 2013, Balanced and High Yield neither borrowed from nor lent to other Managers Funds.

3.	Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2013, were as follows:

	Long-Term Securities (excluding U.S. Government Obligations)
Fund	Purchases	Sales
Balanced	$21,249,265	$26,102,905
High Yield	14,593,073	12,466,411
Fixed Income	43,425,538	47,162,386

	U.S. Government Obligations
Fund	Purchases	Sales
Balanced	$20,021,066	$10,459,274
High Yield	n/a	n/a
Fixed Income	9,869,451	19,062,092

4.	Portfolio Securities Loaned

The Funds participate in a securities lending program offered by BNYM (the “Program”), providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate account managed by BNYM, who is authorized to exclusively enter into overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

57

Notes to Financial Statements (continued)

5.	Commitments and Contingencies

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds have had no prior claims or losses and expect the risks of loss to be remote.

6.	Risks Associated with High Yield Securities

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

7.	Master Netting Agreements

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statementof Assets and Liabilities. The following table is a summary of the Funds’ open securities lending and repurchase agreements which are subject to a master netting agreement as of December 31, 2013:

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Gross Amount Not Offset in the Statement of Assets and Liabilities		Net Amount
Fund				Financial Instruments	Cash Collateral Received
Balanced
Securities lending	$646,539	—	$646,539	—	$646,539	—
Repurchase agreements	662,192	—	662,192	$662,192	—	—

Total	$1,308,731	—	$1,308,731	$662,192	$646,539	—

High Yield
Securities lending	$540,893	—	$540,893	—	$540,893	—
Repurchase agreements	558,954	—	558,954	$558,954	—	—

Total	$1,099,847	—	$1,099,847	$558,954	$540,893	—

Fixed Income
Securities lending	$1,089,253	—	$1,089,253	—	$1,089,253	—
Repurchase agreements	1,132,284	—	1,132,284	$1,132,284	—	—

Total	$2,221,537	—	$2,221,537	$1,132,284	$1,089,253	—

8.	Subsequent Events

On January 21, 2014, Affiliated Managers Group, Inc., a global asset management company, announced that the Funds’ Investment Manager and Administrator, Managers Investment Group LLC, will be rebranded as AMG Funds LLC. The rebranding is expected to become effective during the second quarter of 2014 once the appropriate regulatory filings have taken place.

Each Fund has determined that no other material events or transactions occurred through the issuance date of the Funds’ financial statements, which require additional disclosure in or adjustment of the Funds’ financial statements.

Notes to Financial Statements (continued)

Tax Information (unaudited)

Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund and Managers AMG GW&K Fixed Income Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2012 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

The percentage of Qualified Dividend Income (“QDI”) and the Dividends-Received Deduction (“DRD”) for distributions paid is as follows:

	2013	2012
Balanced
Ordinary Income - QDI	100.00%	66.41%
Ordinary Income - DRD	22.35%	69.32%

High Yield
Ordinary Income - QDI	—	—
Ordinary Income - DRD	—	—

Fixed Income
Ordinary Income - QDI	5.43%	9.87%
Ordinary Income - DRD	4.70%	8.95%

Pursuant to section 852 of the Internal Revenue Code, Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund and Managers AMG GW&K Fixed Income Fund each hereby designates $1,946,888, $0 and $10,348,035, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2013, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Managers Trust II and the Shareholders of Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund and Managers AMG GW&K Fixed Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Managers AMG Chicago Equity Partners Balanced Fund, Managers High Yield Fund, and Managers AMG GW&K Fixed Income Fund (the “Funds”) at December 31, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, agent banks and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 28, 2014

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Bruce B. Bingham, 12/1/48 • Trustee since 2012 • Oversees 39 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 2000 • Oversees 39 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present); Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Edward J. Kaier, 9/23/45 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Steven J. Paggioli, 4/3/50 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Adminis- tration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (45 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present); Trustee of Aston Funds (23 portfolios).

Richard F. Powers III, 2/2/46 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Adjunct Professor, Boston College (2011-Present); Director of Ameriprise Financial Inc. (2005-2009); President and CEO of Van Kampen Investments Inc. (1998-2003).

Eric Rakowski, 6/5/58 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio); Trustee of Aston Funds (23 portfolios).

Victoria L. Sassine, 8/11/65 • Trustee since 2013 • Oversees 39 Funds in Fund Complex	Lecturer, Babson College (2007 – Present)

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Thomas R. Schneeweis, 5/10/47 • Trustee since 2000 • Oversees 39 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013 - Present); Partner, S Capital Management, LLC (2007-Present); President, TRS Associates (1982-Present); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013); Partner, White Bear Partners, LLC (2007-2010); Partner, Northampton Capital Management, LLC (2004-2010); Trustee of Aston Funds (23 portfolios).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG, and her former position as Chief Legal Officer of the Trust.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Christine C. Carsman, 4/2/52 • Trustee since 2011 • Oversees 39 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Keitha L. Kinne, 5/16/58 • President since 2012 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); President, Managers Distributors, Inc. (2012-Present; Chief Operating Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

Lewis Collins, 2/22/66 • Secretary since 2011 • Chief Legal Officer since 2011	Senior Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2010-Present); Vice President and Senior Counsel, Affiliated Managers Group, Inc. (2006-2010); Senior Counsel, Affiliated Managers Group, Inc. (2002-2006); Attorney, Ropes & Gray LLP (1998-2002).

61

Trustees and Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 2000	Senior Vice President, Managers Investment Group LLC (2005-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers AMG Funds (1999-Present); Treasurer, Managers Trust I (2000-Present); Chief Financial Officer, The Managers Funds, Managers AMG Funds and Managers Trust I (2007-Present); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-2012); Vice President, The Managers Funds LLC, (1994-2004).

John J. Ferencz, 3/9/62 • Chief Compliance Officer since 2010	Vice President, Legal and Compliance, Managers Investment Group LLC (2010-Present); Senior Compliance Analyst, Mutual Funds and Regulatory, GE Asset Management Incorporated (2005-2010).

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael S. Ponder, 9/12/73 • Assistant Secretary since 2011	Senior Vice President and Counsel, Managers Investment Group LLC (2011-Present); Attorney, DeNovo Legal (2009-2010); Vice President, Credit Suisse (2007-2009); Associate, Willkie Farr & Gallagher LLP (2006-2007).

Matthew B. Wallace, 11/24/80 • Anti-Money Laundering Compliance Officer since 2012	Assistant Vice President, Legal and Compliance, Managers Investment Group LLC (2014-Present); Senior Associate, Legal and Compliance, Managers Investment Group LLC (2012-Present); Associate, Legal and Compliance, Managers Investment Group LLC (2010-2012); Compliance Specialist, Calamos Advisors LLC (2007-2010).

62

PROXY RESULTS

A special meeting of shareholders of Managers Trust II was held on July 2, 2013. With respect to the proposals to amend certain “fundamental” investment restrictions of the Funds, the meeting was adjourned to August, 20, 2013 and September 27, 2013 for Managers High Yield Fund and Managers AMG GW&K Fixed Income Fund. On July 2, 2013, the proposals to amend and restate the declaration of trust did not pass. The proposals and results of the votes are summarized below.

	All Funds in Trust
Managers Trust II Funds	For	Withheld
Election of Directors	(rounded to the nearest share)
Bruce Bingham	51,163,690	1,110,767
William E. Chapman, II	50,980,897	1,293,559
Edward J. Kaier	51,119,439	1,155,018
Steven J. Paggioli	51,094,012	1,180,444
Erik Rakowski	51,025,723	1,248,733
Thomas R. Schneeweis	51,078,988	1,195,468
Christine C. Carsman	51,055,532	1,218,924
Kurt Keilhacker	51,140,167	1,134,290
Richard F. Powers III	51,049,048	1,225,408
Victoria Sassine	51,068,192	1,206,264

	Managers AMG Chicago Equity Partners Balanced Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(rounded to the nearest share)
Issuance of Senior Securities	363,017	30,709	79,597	317,142
Borrowing	355,098	39,227	78,998	317,142
Lending	359,951	39,150	75,222	317,142
The Underwriting of Securities	362,868	37,469	72,987	317,142
Purchasing and Selling Commodities	370,841	29,939	72,543	317,142
Purchasing and Selling Real Estate	368,805	33,446	71,072	317,142
Diversification of Investments	374,790	21,943	76,590	317,142
Concentrating Investments in a Particular Industry	357,721	40,005	75,597	317,142

63

PROXY RESULTS (continued)

	Managers High Yield Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(rounded to the nearest share)
Issuance of Senior Securities	2,384,390	51,162	188,986	273,939
Borrowing	2,371,383	63,662	189,493	273,939
Lending	2,375,990	48,288	200,260	273,939
The Underwriting of Securities	2,368,051	54,202	202,285	273,939
Purchasing and Selling Commodities	2,378,428	61,452	184,659	273,939
Purchasing and Selling Real Estate	2,387,775	51,189	185,574	273,939
Diversification of Investments	2,399,562	41,345	183,631	273,939
Concentrating Investments in a Particular Industry	2,366,033	63,830	194,675	273,939

	Managers AMG GW&K Fixed Income Fund
	For	Against	Abstain	Broker Non-Votes
To amend “fundamental” restrictions of the Funds with respect to:	(rounded to the nearest share)
Issuance of Senior Securities	6,681,334	150,481	194,014	852,362
Borrowing	6,685,324	129,015	211,491	852,362
Lending	6,694,243	111,819	219,768	852,362
The Underwriting of Securities	2,368,051	54,202	202,285	852,362
Purchasing and Selling Commodities	2,378,428	61,452	184,659	852,362
Purchasing and Selling Real Estate	2,287,775	51,189	185,574	852,362
Diversification of Investments	6,756,283	89,059	180,487	852,362
Concentrating Investments in a Particular Industry	6,687,230	144,388	194,212	852,362

64

PROXY RESULTS (continued)

	Managers AMG Chicago Equity Partners Balanced Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	361,941	32,671	78,711	317,142
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	363,000	31,613	78,711	317,142
Other Changes	361,641	30,996	80,686	317,142

	Managers High Yield Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	1,779,731	28,296	136,804	330,717
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	1,767,893	28,424	148,513	330,717
Other Changes	1,765,601	37,091	142,138	330,717

	Managers AMG GW&K Fixed Income Fund
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	3,353,725	78,156	126,688	955,626
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	3,356,781	71,499	130,289	955,626
Other Changes	3,349,072	77,516	131,981	955,626

	All Funds in Trust
	For	Against	Abstain	Broker Non-Votes
To amend and restate the Agreement and Declaration of the Trust relating to:	(rounded to the nearest share)
Declaration of Trust Amendment Procedures	36,921,178	523,561	1,110,168	13,719,549
Merger, Consolidation, Sale of Assets and Termination of Trust, Series or Classes	35,494,400	1,925,115	1,135,392	13,719,549
Other Changes	35,581,474	1,926,523	1,046,912	13,719,549

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, CT 06854

(800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

Legal Counsel

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Managers

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

For ManagersChoiceTM Only

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

MANAGERS FUNDS

EQUITY FUNDS	BALANCED FUNDS

BRANDYWINE

BRANDYWINE BLUE

BRANDYWINE ADVISORS MIDCAP GROWTH

Friess Associates, LLC

CADENCE CAPITAL APPRECIATION

CADENCE MID-CAP

CADENCE EMERGING COMPANIES

Cadence Capital Management, LLC

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

FRONTIER SMALL CAP GROWTH

Frontier Capital Management Company, LLC

GW&K SMALL CAP EQUITY

Gannett Welsh & Kotler, LLC

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

REAL ESTATE SECURITIES

CenterSquare Investment Management, Inc.

RENAISSANCE LARGE CAP GROWTH

Renaissance Group LLC

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

TIMESSQUARE INTERNATIONAL SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TSCM GROWTH EQUITY

TimesSquare Capital Management, LLC

TRILOGY GLOBAL EQUITY

TRILOGY EMERGING MARKETS EQUITY

TRILOGY INTERNATIONAL SMALL CAP

Trilogy Global Advisors, L.P.

YACKTMAN

YACKTMAN FOCUSED

Yacktman Asset Management LP

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

FQ GLOBAL ESSENTIALS

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

GLOBAL INCOME OPPORTUNITY

Loomis, Sayles & Co., L.P.

BOND (MANAGERS PIMCO)

Pacific Investment Management Co. LLC

GW&K FIXED INCOME

GW&K MUNICIPAL BOND

GW&K MUNICIPAL ENHANCED YIELD

Gannett Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Amundi Smith Breeden LLC

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

Current net asset value per share for each Fund are available on the Funds’ Web site at www.managersinvest.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www. sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as the Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - Trust II	Fiscal 2013	Fiscal 2012
Managers AMG GW&K Fixed Income Fund	$31,170	$29,603
Managers AMG Chicago Equity Partners Balanced Fund	$28,826	$23,583
Managers High Yield Fund	$21,170	$17,747
Managers Short Duration Government Fund	$35,470	$28,037
Managers Intermediate Duration Government Fund	$30,470	$27,468

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - Trust II	Fiscal 2013	Fiscal 2012
Managers AMG GW&K Fixed Income Fund	$8,830	$7,000
Managers AMG Chicago Equity Partners Balanced Fund	$6,885	$9,000
Managers High Yield Fund	$8,830	$9,500
Managers Short Duration Government Fund	$9,530	$9,000
Managers Intermediate Duration Government Fund	$9,530	$9,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2013 and $0 for fiscal 2012, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e) (1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2013 and 2012 for non-audit services rendered to the Funds and Fund Service Providers were $109,605 and $109,500, respectively. For the fiscal year ended October 31, 2013, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2012, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $66,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date: March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, President

Date: March 7, 2014

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date: March 7, 2014